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                                                    [LOGO] NEUBERGER BERMAN


NEUBERGER BERMAN

EQUITY FUNDS-Registered Trademark-

                     ANNUAL REPORT

                     AUGUST 31, 2000

 Century Fund

 Focus Fund

 Genesis Fund

 Guardian Fund

 International Fund

 Manhattan Fund

 Millennium Fund

 Partners Fund

 Regency Fund

 Socially Responsive Fund

 Technology Fund
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TABLE OF CONTENTS

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
    THE FUNDS
    CHAIRMAN'S LETTER        A-4
    PORTFOLIO COMMENTARY
Century Fund                 A-5
Focus Fund                   A-8
Genesis Fund                A-11
Guardian Fund               A-14
International Fund          A-17
Manhattan Fund              A-20
Millennium Fund             A-23
Partners Fund               A-26
Regency Fund                A-29
Socially Responsive Fund    A-32
Technology Fund             A-35
    GROWTH OF A DOLLAR CHARTS
      COMPARISON OF A
      $10,000 INVESTMENT
Century Fund                A-39
Focus Fund                  A-40
Genesis Fund                A-41
Guardian Fund               A-42
International Fund          A-43
Manhattan Fund              A-44
Millennium Fund             A-45
Partners Fund               A-46
Regency Fund                A-47
Socially Responsive Fund    A-48
Technology Fund             A-49
    FINANCIAL STATEMENTS     B-1
    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Century Fund                B-17
Focus Fund                  B-18
Genesis Fund                B-19
Guardian Fund               B-20
International Fund          B-21
Manhattan Fund              B-22
Millennium Fund             B-23
Partners Fund               B-24
Regency Fund                B-25
Socially Responsive Fund    B-26
Technology Fund             B-27
    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS    B-31

    THE PORTFOLIOS
    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY
      HOLDINGS
Century Portfolio            C-1
Focus Portfolio              C-4
Genesis Portfolio            C-6
Guardian Portfolio          C-10
International Portfolio     C-13
Manhattan Portfolio         C-17
Millennium Portfolio        C-20
Partners Portfolio          C-23
Regency Portfolio           C-26
Socially Responsive
 Portfolio                  C-29
Technology Portfolio        C-31

    FINANCIAL STATEMENTS    C-35

    FINANCIAL HIGHLIGHTS
Century Portfolio           C-55
Focus Portfolio             C-56
Genesis Portfolio           C-57
Guardian Portfolio          C-58
International Portfolio     C-59
Manhattan Portfolio         C-60
Millennium Portfolio        C-61
Partners Portfolio          C-62
Regency Portfolio           C-63
Socially Responsive
 Portfolio                  C-64
Technology Portfolio        C-65

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS    C-66

    DIRECTORY                D-1

    OFFICERS AND TRUSTEES    D-2
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The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC.
"Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-2000 Neuberger Berman Management Inc.

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CHAIRMAN'S LETTER                                               October 20, 2000

Dear Fellow Shareholder,
  In recent years many growth stocks have excelled while value stocks have languished. Some market observers declared value investing dead. We disagreed, praising the long-term benefits of style diversification.
  As measured by the growth and value stock benchmarks, growth stock investing continued to be the most productive style in our fiscal year 2000. But, value stocks came back to life, and Neuberger Berman value-oriented funds, most notably Focus, Genesis, Guardian, Partners and Regency, delivered attractive returns. Going forward, we can't predict which investment style will provide the most generous short- to intermediate-term returns. Over the longer term, however, we believe style diversification will work to shareholders' advantage.
  We have witnessed a similar pattern in the relative performance of stocks in different capitalization sectors. In recent years, large-cap stocks materially outperformed small and mid-cap stocks.(1) In fiscal 2000, small- and mid-cap stocks generally excelled. Our small- and mid-cap funds, most notably Genesis, Millennium and Manhattan, were excellent performers. We don't know which market capitalization sectors will be the best relative performers in the year ahead, but again, we believe diversification is advantageous over the long haul.
  Diversification and patience -- the twin foundations of a prudent long-term investment strategy -- paid off handsomely in fiscal 2000. We believe they will continue to benefit shareholders in the years ahead.
  In closing, it is with great sadness that we report the recent passing of John
T. Patterson, Jr. John served as a Trustee of our equity funds since 1992. He was widely respected for his intelligence and caring nature, a gracious man whose pleasant vitality was a continuous inspiration. We will miss him deeply.

Sincerely,

[/S/ PETER SUNDMAN]
Peter Sundman
Chairman of the Board
Neuberger Berman Equity Funds

(1) Mid-cap stocks, as represented by the Russell Midcap Index, returned 28.83% for the fiscal year ending August 31, 2000. Small-cap stocks, as represented by the Russell 2000 Index, returned 27.15%. Large-cap stocks, as represented by the Russell 1000 Index, returned 20.14%. In the previous three fiscal years ending August 31, the Russell 1000 had outperformed both the Russell Midcap Index and the Russell 2000 Index.

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PORTFOLIO COMMENTARY
Neuberger Berman
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          Century Fund
  From its inception on December 6, 1999, through August 31, 2000, the Century Fund returned 34.40%, versus the Russell 1000 Growth Index's 15.35% gain and the Standard & Poor's 500 Index's 6.82% gain over the same time periods (see page A-39 for comparison of $10,000 investment and cumulative total returns as of August 31, 2000).*
  Century Fund's strong performance in its first year of operations affirms our belief that our investment philosophy, which has worked so successfully for the Manhattan Fund in the mid-cap arena, could prove effective in the large-cap sector as well. We believe that larger companies which are growing earnings faster than their competitors and have consistently beaten consensus earnings estimates will be superior performers.
  Our current strategy is to be only half-weighted, relative to our benchmark, in the stocks that comprise the top capitalization quintile of our universe, and collectively over-weighted in the rest. This produces a bias to smaller companies in the large-cap category. We tend to be particularly fond of "top of the class" companies graduating from the mid-cap sector. These companies often have faster earnings growth rates, and because they are not as widely followed as the behemoths in the large cap category, may have a better chance of exceeding consensus earnings growth estimates. In other words, we hope to feast on the "giant shrimps" on the large-cap menu. We note the average capitalization of large-cap mutual funds has been coming down, indicating that other investment professionals are also seeking better earnings growth and more reasonable valuations in the lower end of the large-cap spectrum.
  Our portfolio holdings have been living up to our earnings expectations and exceeding consensus earnings forecasts. In calendar first quarter 2000, portfolio earnings grew 45%, well above consensus earnings growth estimates of 32%. Seventy-five percent of our holdings beat consensus expectations. In calendar second quarter 2000, the numbers were even better. Portfolio earnings were up 60% versus a consensus estimate of 40% growth, and 80% of our holdings beat consensus

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          Century Fund (Cont'd)
forecasts. As we write, calendar third quarter earnings are not yet in. However, if we can sustain the portfolio's high earnings growth rate and favorable earnings surprise batting average, the Fund has the potential to perform well.
  The Fund's technology sector investments had the greatest impact on returns, with stocks such as Oracle Corp., Analog Devices, EMC Corp. and Rational Software more than doubling. Nortel Networks and Sun Microsystems also made our Top Ten Performance List with impressive gains. Our concentration in companies providing components, equipment, software, and services that have been essential to the construction of Internet infrastructure paid off handsomely, as earnings continued to blow away consensus estimates. Equally importantly, the portfolio sustained little damage from the dot.com stock massacre in March and April, which was triggered by investors questioning (as we did) whether skyrocketing revenues would ever translate into profits.
  The portfolio's healthcare positions delivered respectable gains. We favored biotechnology companies over the large pharmaceuticals, primarily because we believed new drug introductions would create more earnings leverage. Portfolio companies such as Genentech and Amgen came through with new drugs that gained widespread acceptance in the market and raised earnings expectations.
  Our financial services investments, most notably Merrill Lynch and Citigroup, also performed well, as better than expected earnings coupled with ongoing consolidation in the sector propelled stock prices. Energy investments also energized the portfolio. Rising oil prices powered earnings for companies such as Anadarko Petroleum and energy services giant Schlumberger, which posted excellent gains. Tight global inventories and constrained capacity should keep exploration/production and energy services companies busy even if energy prices retreat modestly from current levels. We expect this to translate into sustained earnings momentum.
  This year's portfolio disappointments were relatively modest. Our consumer cyclicals investments, primarily retailers, performed poorly

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          Century Fund (Cont'd)
even though most hit consensus earnings targets. Six Federal Reserve rate hikes seemed to convince investors that retailers' earnings would suffer from consumers tightening their purse strings. It hasn't happened yet, and now that the Fed has taken its foot off the monetary brake, investor sentiment toward the retailers may improve. We expect consumer cyclicals holdings that continue to meet or beat consensus earnings estimates to rebound in the year ahead.
  In closing, it has been a gratifying first year for us and we are delighted to have rewarded Century Fund shareholders. Guided by an investment discipline that has worked well for us in the past, we will be striving to build on this success in the years ahead.

Sincerely,

/s/ Brooke Cobb

Brooke Cobb
PORTFOLIO MANAGER

*This is a cumulative return and is not annualized. Because this is a new fund, short-term results may not be duplicated. Average net assets of the Portfolio from inception through August 31, 2000 were approximately $31.7 million. It may be easier to achieve higher returns in a small fund than in a larger fund. While investment in IPOs has had a positive impact on the performance of the fund, as the fund grows in assets, this impact will likely be diminished. Neuberger Berman Management Inc.-Registered Trademark- ("NBMI") currently absorbs certain expenses of the fund. Without this arrangement, the fund's returns would have been less. Past performance does not guarantee future results and shares when redeemed may be worth more or less than original cost. The prospectus contains a full discussion of the risks of investing in the fund.

 For index definitions, refer to page A-38, titled "Glossary of Indices." The Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Century Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

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PORTFOLIO COMMENTARY
Neuberger Berman
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          Focus Fund
  For the six and twelve month periods concluding August 31, 2000, the Focus Fund gained 31.45% and 59.29% respectively, versus an 11.72% and a 16.31% increase in the S&P 500 and a 14.31% and 4.15% rise in the Russell 1000 Value index. These results placed the Fund in the top 1% of all Lipper Multi-Cap Value funds for the year, and in the top 5% of its classification for the 3, 5 and 10 year periods.* It was a good year.
  Whether or not such relative performance can be sustained is anyone's guess, but we can state unequivocally that the investment approach used to manage the portfolio will not be altered.
  The Focus Portfolio is a value fund. We are valuation driven, and the first question we ask regarding any potential investments is "what is the price-earnings ratio?" We are not content, however, to buy only those stocks which are just statistically cheap. We are trying to build a portfolio of stocks that sell at a discount to the market but whose earnings per share growth will prove to be superior to that of the overall market. The aim is to have a fund that is valued like a value fund but has earnings dynamics of a growth fund.
  One of the common sense assumptions we make is that value is unlikely to be evenly distributed throughout the market at any given time. In our opinion, when value managers attempt to construct a portfolio that does not differ materially from the S&P 500, they necessarily face some unappealing investment choices. If an industry sector is currently favored by the market, the best stocks in that sector will likely be highly priced, and buying them will cause the manager to violate his or her value discipline. Yet, if the manager maintains his or her discipline by looking for "cheap" stocks in that sector, it may mean buying a third or fourth rate company. We find each of these choices unacceptable.
  That's why we do not seek to have investments in all areas of the market at all times. We never invest in a company just to diversify the portfolio. There is but one reason, and one reason only, that the Portfolio buys a stock: we think it will prove to be a good investment.

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          Focus Fund (Cont'd)

  Looking for stocks with attractive valuations usually takes us to areas which are out of popular favor. It has been our experience that when an industry or sector goes out of favor, the disfavor affects all companies in that area to more or less the same degree. Thus, it is possible to buy even the best companies in such industries while maintaining a value discipline. While it is a subjective judgment, we believe that using this approach results in the Focus Portfolio having a higher percentage of its assets in industry leaders than most other value funds do.
  For example, when the Federal Reserve started to raise interest rates last year, many investors' knee-jerk reaction was to sell financial stocks due to the perception that rising rates would hurt earnings. While this perception has little in the way of empirical evidence to support it, it is widely held, and the downward movement in financial stocks was both widespread and indiscriminate. We emerged from this period with substantial positions in Citigroup, which we consider the leading financial services company; Morgan Stanley Dean Witter, the leading brokerage firm; Chase Manhattan, the leading money center bank; as well as Capital One and Providian, which have been the two fastest growing credit card companies. All of these stocks were purchased at substantial P/E discounts to the S&P 500.
  While our belief that the Portfolio's investments are of higher quality than those of the average value fund is a subjective one, the numbers show that the Portfolio's earnings are expected to grow much faster than the typical value fund. On August 31, 2000 the P/E ratio of the Focus Portfolio was 16.0 times next year's earnings as opposed to 15.6 times for the Russell 1000 Value Index, yet the long term expected growth rate in earnings of the Portfolio was 20.0% as opposed to 13.2% for the Russell 1000 Value. In other words, with a forward P/E ratio only 3% higher than the Russell 1000 Value, the Portfolio has an expected growth rate in earnings that is over 50% higher.
  Similarly, the forward P/E ratio of the S&P 500 on August 31st was 23.1, 44% higher than that of the Focus Fund. At the same time, the S&P 500's expected earnings growth rate (18.9%) was some 6% lower

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          Focus Fund (Cont'd)
than that of Focus. We find these metrics compelling, and a portfolio like this doesn't result from mindless diversification. In our opinion, there is only one way to do it: Focus.

Sincerely,

/s/ Kent Simons

Kent Simons
PORTFOLIO MANAGER

*For index definitions, refer to page A-38, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed. Percentage rankings for Multi-Cap Value funds provided by Lipper Inc. These funds are defined by Lipper as those value funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Multi- Cap Value funds percentage ratings are calculated from the funds' one-, three-, five- and ten-year average annual returns, net of expenses, for the year ending August 31, 2000 and were compared to 476, 334, 205 and 86 funds respectively, for those periods.

 The composition, industries and holdings of the Portfolio are subject to change. No single holding of Focus Portfolio makes up more than a small fraction of the Portfolio's total assets.

 While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

 Past performance is no guarantee of future results. Share prices will vary and your shares, when redeemed, may be worth more or less than the price you paid for them.

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PORTFOLIO COMMENTARY
Neuberger Berman
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          Genesis Fund
  For the six and twelve month periods concluding August 31, 2000, Genesis Fund gained 17.80% and 25.79% respectively, compared to the Russell 2000's drop of 6.38% and gain of 27.15% over the same time periods (see page A-41 for comparison of a $10,000 investment and average annual total returns as of August 31, 2000).*
  Small-cap value stocks delivered solid returns in fiscal 2000. The Spring 2000 collapse of red-hot small-cap growth stocks with "more sizzle than substance" (particularly in the Internet sector) appeared to give investors a renewed appreciation of the fundamental merits of small-cap value stocks. Even after this year's good performance, we believe small-cap value stocks remain attractively valued. We think earnings prospects look good and valuations are still modest compared to other equity asset classes. Value has continued to be brought to fruition by corporate acquirers targeting bargains in the small-cap value sector. Importantly, the outflow of capital from small-cap value mutual funds appears to be abating, or perhaps even turning positive. This may provide additional momentum for small-cap value stocks going forward.
  Our technology stock investments made the greatest performance contribution in fiscal 2000. As a result of our value discipline, we were materially under-weighted, relative to our benchmark, in technology stocks throughout the year. However, our holdings produced returns exceeding 70%, which is why the technology sector was such a positive contributor. Some of our biggest winners were somewhat mundane technology companies with small divisions in more glamorous tech niches. For example, Methode Electronics, which is primarily an auto electronics systems company, soared when it began talking about spinning off its much smaller, but more exciting bandwidth enhancing optical electronic components division. We exited our Methode position with a big gain. Over the course of fiscal 2000, we booked profits in tech holdings that moved out of our value range. We redirected some of our profits to technology stock opportunities that seemed to us more

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          Genesis Fund (Cont'd)
reasonably priced and took some money off the tech table to deploy in other sectors. We will continue to invest in technology stocks on our own value terms.
  Our energy investments also produced excellent gains. We were materially over-weighted in this sector, with a bias toward oil services companies and drillers, the leading performers in the energy group. We have taken some profits, but are still committed to the energy sector. Inventories remain tight and capacity is constrained. We believe the fundamental prospects for our energy investments remain attractive, even if oil prices decline modestly from their current highs.
  The portfolio also benefited from the takeover of two portfolio holdings, Cordant Technology and Central Newspapers. The former soared after the deal announcement and the latter doubled after putting itself up for sale. We expect more of the bargains in the portfolio to attract corporate suitors in the years ahead.
  Although our capital goods holdings posted a modest gain for the year -- every sector represented in the portfolio finished in positive performance territory -- we had some major disappointments in this sector. Five of the stocks on our Worst 10 Performance List, AAR Corp, Wallace Computer Services, Kaydon Corp., Aviall Inc., and Dionex Corp., are in the capital goods category. Each declined as a result of company specific earnings problems. Our inclination is to be patient with these investments that we believe can get back on the earnings track.
  Returns from our financial services investments were not as lofty as the gains in our technology and energy holdings, but we believe we have identified some excellent bargains. Let us give you an example. Mutual Risk provides administrative and claims handling services to companies that insure themselves. Mutual Risk's revenue and earnings growth has been tempered by declining prices for property and casualty and workman's compensation insurance. Cutthroat competition in the insurance industry has abated, however, and insurance rates are now on the rise. This should materially increase the number of companies

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          Genesis Fund (Cont'd)
choosing the self-insurance option, and therefore, the demand for Mutual Risk's services. We see Mutual Risk's earnings beginning to accelerate in the next two or three quarters and believe the company can grow earnings at 20% or better annually over the next several years. At the close of this reporting period, Mutual Risk stock was trading at 14 times our 2001 earnings estimate. Of course, Mutual Risk may not live up to our earnings and stock appreciation expectations and should not be considered a recommendation. However, we think the stock is an excellent addition to the Genesis Portfolio.
  In closing, we are delighted by the rebound in the small-cap value sector and pleased that the Fund performed as it did. Looking ahead, we believe we will continue to enjoy a fertile environment for our value-oriented discipline.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-38, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

 Past performance is no guarantee of future results.

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PORTFOLIO COMMENTARY
Neuberger Berman
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          Guardian Fund
  For the six and twelve month periods concluding August 31, 2000, the Guardian Fund returned 20.04% and 16.84% respectively, versus the Russell 1000 Value Index's 14.31% and 4.15% gains over the same time periods. The S&P 500 advanced 11.72% and 16.31% over the corresponding six and twelve month periods (see page A-42 for comparison of $10,000 investment and average annual total returns as of August 31, 2000).*
  We are pleased with the Fund's excellent returns in fiscal 2000, and gratified by its continued solid progress toward achieving our objective of superior long-term performance.
  In the first half of fiscal 2000, technology stocks were the only game in town. Over the last six months, we enjoyed a much broader market, with the stocks of companies in many other industry groups performing well. Our technology stock investments (on average about 16% of portfolio assets during the year) performed exceptionally well, with collective returns exceeding 65%. We will continue to invest in technology stocks with a very sharp eye on valuations and a focus on companies that we believe are improving their competitive positions.
  Seven of the other ten sectors represented in the portfolio also posted positive results. Strong returns from our capital goods, consumer staples, energy, financial services, and health care holdings demonstrated investors' renewed appreciation of high quality, reasonably valued companies in less glamorous industries -- the kind of stocks that are staples of the Guardian Portfolio. Aided by declining market interest rates, good earnings and continued consolidation in the industry, our financial services holdings finished the year with solid gains. Our health care holdings also got much healthier during the year as investors re-appraised quality companies in this previously out-of-favor sector. Rising oil prices propelled our energy holdings. Finally, five portfolio companies (Champion, Union Pacific, Nabisco, Warner Lambert, and Associated First Capital) were hit by takeover lightning -- receiving

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          Guardian Fund (Cont'd)
bids well above our average purchase prices. We believe ongoing merger and acquisition activity may continue to bring values to fruition in out-of-favor industries, providing a tailwind for the portfolio.
  Our communications services investments were a drag on performance. We were well aware the tidal wave of capital being used to build advanced communications networks would create temporary over-capacity and cutthroat competition. However, we wanted to maintain some exposure in a sector that benefits from the continued proliferation of digital communications services. We adopted a defensive posture -- owning established companies like Verizon Communications (formerly Bell Atlantic), Worldcom, and AT&T, which we viewed as the most reasonably-valued participants. This strategy struggled as prices for telecom services fell faster and farther than we anticipated.
  Our consumer cyclicals investments also restrained portfolio performance. As the Federal Reserve increased short-term interest rates to slow the economy, investors began anticipating earnings problems for consumer cyclicals, such as retailers and auto manufacturers. To date, earnings have held up relatively well, and if interest rates stabilize at current levels, future earnings may come in better than expected. Our current inclination is to be patient with our consumer cyclicals holdings, one of which we will highlight in this report. Be advised this should not be viewed as a recommendation, but rather an example of our investment discipline.
  Costco is a leading discount retailer, which until the last several quarters had an unblemished growth record. The company's rapid expansion finally resulted in growing pains and an earnings shortfall, which took the stock from a high of $60 per share to the mid-$20s. We began buying in the low- to mid-$30s. We believe Costco has a valid business model, plenty of room for growth, and the ability to manage this growth more successfully in the years ahead. We expect long-term annual earnings growth approximating 15%. Costco stock has rebounded from its low, but we think it still represents good value.

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          Guardian Fund (Cont'd)

  It's been a rewarding year for Guardian Fund shareholders. Although we can never be sure of what the market has in store for us, we believe our value strategy (buying "best in class" companies at below market average valuations) has better long-term potential than momentum investing -- buying stocks simply because they are going up in price. We like to buy "momentum casualties" -- great companies such as Costco, Bristol Myers, GM Hughes, The Gap, and Lexmark -- that we believe are now back to being great values as well. We believe quality merchandise bought at bargain prices will continue to be an effective method for generating superior long-term investment returns.

Sincerely,

/s/ Kevin Risen      /s/ Rick White

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-38, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          International Fund
  For the six month and twelve month periods concluding August 31, 2000, the International Fund declined 21.93% and gained 25.43% respectively, versus MSCI-EAFE which declined 3.48% and gained 9.81% over the same time periods (see page A-43 for average annual total returns as of August 31, 2000).*
  Technology stocks made the largest contribution to Fund performance this year. We earned generous returns from smaller, less established tech companies in the first half of fiscal 2000. However, by the start of the second half, we had become increasingly wary of high valuations and concerned about the negative impact that constricting capital markets could have on these companies' future prospects. We exited and/or reduced our positions in young technology companies that lack self-sustaining cash flow, while maintaining or adding to positions in more established, profitable technology companies. In the process, we avoided some of the damage sustained in the March/April global technology stock sell-off.
  Although our allocation to the technology stock sector was reduced significantly in the second half, we are still over-weighted relative to EAFE. Our weighting in technology is closer to the S&P 500's, where we believe the EAFE technology weighting is headed.
  Our energy investments contributed positively to performance. International energy stocks with costs in local currencies and revenues and profits in dollars benefited from rising oil prices and the strong US currency. We still like the energy sector, because world inventories remain low and capacity is still constrained. We believe our energy stock investments can grow earnings significantly even if the price of oil retreats from current levels.
  Our healthcare holdings also performed well. Our over-weighting in medical equipment and services companies compared to our market-weighting in pharmaceuticals enhanced returns. There is political pressure in Europe as well as in the United States to try to curb healthcare costs by putting a cap on the prices of drug prescriptions. Medical equipment and services companies are much less likely to face government imposed pricing restrictions. This was reflected in stock prices.

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          International Fund (Cont'd)

  Let us highlight one of our current favorites in this sector. Be advised this is not a recommendation and we may alter our opinion as conditions change. Sweden's Nobel Biocare is one of the world's three leading manufacturers of dental implants -- false teeth implanted directly into a patient's jaw. Dental implants are a cost-competitive alternative to bridges and caps. Nobel Biocare is doing a good job promoting implants to the public and dental schools around the world. We expect the market for dental implants to grow significantly over the next decade. Sixty percent of Nobel Biocare's revenues are in dollars, while the majority of its costs are in Krona. This is currently enhancing earnings, which we think can grow at 20% annually over the next several years.
  The Fund remains under-weighted in financial stocks. We don't like the banks for several reasons. We believe European interest rates are likely to trend higher, squeezing margins in traditional banking businesses. Also, property values in Europe and Asia have increased rapidly over the past few years, potentially undermining asset values going forward. Finally, we do not believe the banks can sustain historically high rates of return from their investment banking, trading, and brokerage operations.
  Our Japanese holdings closed fiscal 2000 with a modest gain. The Bank of Japan's interest rate hike eliminated consumer support for the still fragile economy and the nascent recovery has stalled. Real interest rates in Japan are now about 5% (2% bond yields and 3% price deflation). This is not a good recipe for economic growth or a healthy stock market. Consequently, we significantly reduced our allocation to Japan in the second half.
  On a regional allocation basis, we are under-weighted in Japan; in the UK where the economy remains sluggish; and in the larger markets of Continental Europe, where the persistently weak Euro is restraining growth. We have some modest exposure to emerging markets not represented in EAFE. We are over-weighted in smaller European markets such as Finland, Sweden, Denmark, and Ireland where recent economic growth has been robust. These countries have been making

----------------------------------------------------------------------
          International Fund (Cont'd)
the transition from resource and low margin manufacturing-based economies to more profitable technology and services-driven economies.
  At fiscal year-end, cash equivalents represented approximately 13% of the portfolio's total net assets. A more stable US stock market would inspire us to put these cash reserves to work. Over the long-term, international markets will chart their own course, but over the short-term, we believe they will likely follow the US market's lead. We have already targeted a number of new stocks we would like to buy and existing portfolio holdings in which we would like to make additional investments. If the US market stumbles again, bringing global equities valuations lower, we are ready to put some of this "dry powder" to work.

Sincerely,

/s/ Valerie Chang      /s/ Benjamin Segal

Valerie Chang and Benjamin Segal
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-38, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. International Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 INVESTING IN FOREIGN SECURITIES INVOLVES GREATER RISKS THAN INVESTING IN SECURITIES OF U.S. ISSUERS, INCLUDING CURRENCY FLUCTUATIONS, INTEREST RATES AND POLITICAL CONDITIONS. IN AN ATTEMPT TO REDUCE OVERALL VOLATILITY, NEUBERGER BERMAN MANAGEMENT INC. DIVERSIFIES THE PORTFOLIO HOLDINGS OVER A WIDE ARRAY OF COUNTRIES AND INDIVIDUAL STOCKS.

 Past performance is no guarantee of future results

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Manhattan Fund
  For the six and twelve month periods concluding August 31, 2000, the Manhattan Fund declined 1.13% and gained 87.89% respectively, versus the Russell Midcap Growth Index's 0.09% decline and 67.18% gain over the same time period (see page A-44 for comparison of $10,000 investment and average annual total returns as of August 31, 2000).*
  After five long years of under-performing large-cap stocks, mid-cap stocks excelled in fiscal 2000.(1) Even after this exceptional year, we believe mid-cap stocks remain fundamentally attractive relative to large-caps. Earnings growth rates are materially higher and valuations are still significantly lower. Merger and acquisition activity affirms there is still great value to be found in the mid-cap arena.
  Of course, fundamental merit is no guarantee that mid-cap stocks will continue to outperform. However, mid-caps are attracting more investor attention. Over the last year, we have seen the average capitalizations of large-cap mutual funds declining and the average capitalization of small-cap funds rising. Large-cap fund managers appear to be dipping into the mid-cap well for companies with better earnings growth and more reasonable valuations. Small-cap fund managers may be straying into mid-cap territory for greater liquidity. Regardless of the reasons for increased institutional interest in mid-cap stocks, the positive flow of funds into mid-caps may provide a demand-driven performance tailwind.
  We are delighted to have out-performed our Russell Midcap Growth Index benchmark by a sizable margin for the fiscal one-year period. We believe this further validates our investment thesis that stocks which are growing earnings faster than their competitors and are consistently beating consensus earnings estimates will be superior performers. In calendar second quarter 2000, portfolio earnings grew by 65% compared to consensus earnings growth rate estimates of 48%. Seventy-five percent of our holdings exceeded consensus earnings estimates. We believe if the portfolio sustains its earnings momentum and its high percentage of pleasant earnings surprises, the Fund will continue to deliver superior performance.

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)

  Our technology investments continued to lead the performance parade, with holdings such as Veritas Software, JDS Uniphase, and Network Appliance Inc. more than tripling in fiscal 2000. Our strategy of investing in profitable Internet infrastructure companies, rather than profitless "dot.coms," helped generate impressive absolute returns and resulted in our tech holdings materially exceeding the tech sector's contribution to our Russell Midcap Growth benchmark.
  We employed a similarly fruitful strategy in the healthcare arena, favoring companies supplying productivity enhancing products to end-users. Our best performer was PE Biosystems (PEB), which manufactures gene sequencing equipment for genomic research. PEB sells its equipment to nearly all of the participants in the genomic drug field. In the course of the year, we added genomic drug companies Millennium Pharmaceuticals and Human Genome to the portfolio. We believe these two companies have some potentially profitable genomic drugs (drugs customized to treat individuals with varying genetic makeups) in their pipelines. If other factors line up right, this could translate into positive earnings growth.
  Not all our big winners were in glamorous growth industries such as technology and biotechnology. Calpine, which finished near the top of our performance list, is a utility using state-of-the-art gas turbine technology to generate electricity. It is the low cost producer in the generating business and earnings are accelerating. In second quarter 2000, Calpine's earnings came in 50% above consensus estimates, which over the previous six months had been raised by more than 30%.
  As usual, our primary portfolio disappointments came in the form of companies in a variety of sectors that failed to meet earnings expectations. As is our discipline, these stocks were sold. Communications services holdings such as McCloud and Winstar performed poorly despite meeting fundamental forecasts. The same is true for media investments including Westwood One and Univision. We put these stocks in our "performance in the warehouse" category -- stocks we believe will ultimately be rewarded for superior earnings growth records.

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)

  Manhattan Fund booked relatively large realized capital gains in fiscal 2000. This is primarily the result of selling holdings that performed so well that they moved up into the large-cap category. This includes some of our biggest winners in the technology sector. Our prospectus doesn't mandate the sale of stocks that grow out of their mid-cap clothing. However, an integral part of our investment thesis is that over the long term, mid-cap stocks will outperform large-cap equities. This dictates we preserve the mid-cap character of the Fund. We believe that recycling cash from the sales of our larger cap holdings into smaller companies just graduating into the mid-cap category will enhance long-term returns.
  In closing, we are gratified by the strong showing of mid-cap growth stocks and the Fund's exceptional fiscal 2000 returns. We will be striving to build on Manhattan Fund's successful performance record in the year ahead.

Sincerely,

/s/ Jennifer Silver      /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-38, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.
(1) Mid-cap stocks, as represented by the Russell Midcap Index, returned 28.83% for the fiscal year ending August 31, 2000. Large-cap stocks, as represented by the Russell 1000 Index, returned 20.14%. In the previous five fiscal years ending August 31, the Russell 1000 had outperformed the Russell Midcap Index.
    The composition, industries and holdings of the Portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.
    Past performance is no guarantee of future results.
    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Millennium Fund
  For the six and twelve month periods concluding August 31, 2000, the Millennium Fund declined 13.08% and gained 96.88%, respectively, compared to the Russell 2000 Growth Index's 16.24% decline and 39.08% gain over the same time periods (see page A-45 for comparison of a $10,000 investment and average annual total returns as of August 31, 2000).*
  We are pleased to have achieved excellent results in fiscal 2000. Technology stocks comprised approximately 50% of portfolio equity market value, and collectively generated returns in excess of 130%. These gains were accompanied by the volatility which is characteristic of the technology sector. More than any other sector in today's market, technology stocks are subject to dramatic shifts in investor sentiment. This year, we saw panic buying in January and February, which gave way to panic selling in March and April, before a more orderly summer advance that helped our tech investments close the year with strong gains. Over the short-term, technology stock performance will almost surely continue to be erratic, characterized by breathtaking rallies and dizzying declines. However, over the longer term, we believe investing in small technology companies that are capable of translating promise into profits will be rewarding.
  Our communications technology investments performed extremely well this year, with Integrated Device Technologies, Efficient Networks Inc. and Natural Microsystems finishing near the top of our performance list. We believe companies providing semiconductors and optical components for next generation communications systems continue to have exceptional growth and investment potential.
  The Internet category in our technology universe produced some of our major portfolio disappointments. Many "dot.com" stocks went from market darlings to market dogs almost overnight. At issue is whether rapidly growing revenues will ever translate into profits. We believe dot.com companies with good business plans can succeed, and that discerning investors will acknowledge this going forward. In fact, some had a positive impact on the Portfolio's performance. Lifeminders

----------------------------------------------------------------------
          Millennium Fund (Cont'd)
and My Points, for example, are direct marketers specializing in targeted e-mail programs. Both companies are experiencing rapid revenue growth, and in our opinion, are on the road to future profitability. We believe the same is true for About.com, a portal that seems well positioned in the Internet information niche. Despite the poor performance of these stocks this year, we continue to have faith in their ability to reward shareholders.
  Our energy investments contributed positively to returns this year, with oil services stocks such as Caldive International posting excellent gains. There is some concern that natural gas and oil prices will decline from their highs, restraining energy companies earnings. We believe strong global demand, tight inventories and constrained capacity will sustain energy prices around current levels and that oil services company earnings will advance in the year ahead.
  Our communications services investments, primarily the publicly traded Sprint PCS affiliates, also performed well. In return for building their wireless systems, these companies have the right to market their services under the Sprint PCS name and receive back office support from Sprint PCS as well. We think this is a good deal for all involved.
  Collectively, our health care investments had a negative impact on our Portfolio, well below the contribution of this sector to our Russell 2000 Growth benchmark. Experimental drugs from several of the biotechnology companies in the portfolio stumbled badly in clinical trials, dimming their prospects. Having failed our growth tests as well, they were eliminated from the portfolio.
  What does the small-cap stock market hold in store for the year ahead? The performance of technology stocks will probably continue to have the greatest influence on small-cap stock returns. We believe there are still pockets of extreme overvaluation in the tech sector. For example, several fuel cell companies with little revenues and no earnings have multi-billion dollar market caps. We also see pockets of extreme under-valuation. As mentioned above, virtually every stock with a dot.com label has been severely punished. We believe there are some

----------------------------------------------------------------------
          Millennium Fund (Cont'd)

outstanding growth bargains in this category, however. We are not top-down investors, so we won't venture the blanket statement that technology stocks are now reasonably valued. However, we are still finding plenty of small-cap growth stocks that, in our analysis, look like great long-term investment opportunities.
  In closing, we are pleased to have delivered strong gains and materially outperformed our Russell 2000 Growth Index benchmark. We believe this is a testament to our investment strategy of looking for fast growing companies capable of consistently exceeding consensus growth expectations. Volatility, particularly in the technology sector, will continue to present a challenge to small-cap growth stock investors. It will not undermine our resolve or cause us to lose confidence in the long-term potential of small-cap growth stock investing.

Sincerely,

/s/ Michael Malouf      /s/ Jennifer Silver

Michael Malouf and Jennifer Silver
PORTFOLIO CO-MANAGERS

*The start up of Millennium Fund roughly coincided with a period of accelerated growth in the small-cap growth sector of the stock market, and its investment in IPOs had a significant impact on performance. There can be no assurance that these factors will continue to have a positive effect on the fund. And since the fund for much of this period was relatively small in asset size; it may have been easier to achieve higher returns than in a larger fund.
 NBMI currently absorbs certain expenses of the fund. This arrangement is subject to change, and without this arrangement, the fund's returns would have been less. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. For index definitions, refer to page A-38, titled "Glossary of Indices." The Portfolio invests in many securities not included in the indices listed.
 The composition, industries and holdings of the Portfolio are subject to change. Millennium Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.
 THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Partners Fund
  For the six and twelve month periods concluding August 31, 2000, the Partners Fund returned 12.19% and 8.51% respectively, versus the Russell 1000 Value Index's 14.31% and 4.15% gains over the same time period. The S&P 500 advanced 11.72% and 16.31% over the corresponding six and twelve month periods (see page A-46 for comparison of $10,000 investment and average annual total returns as of August 31, 2000).*
  We are pleased to have more than doubled the performance of our Russell 1000 Value benchmark in fiscal 2000. We were in some of the right places at the right time (technology, financial services, and energy), and stock selection helped us post good gains in poorer performing sectors such as consumer cyclicals and consumer staples.
  Although our technology stock holdings provided the greatest contribution to performance this year, we are particularly proud of the generous returns achieved by our financial services investments. We significantly under-weighted financial services stocks, relative to our benchmark, when they began retreating in the face of Federal Reserve rate hikes in the first half of fiscal 2000. We gradually increased our exposure to financials as declining market interest rates spawned a big rebound in the second half. Our stock selection was also good, with Bank of New York, Morgan Stanley Dean Witter, and XL Capital Ltd. making our Top Ten Performance List. Although the Portfolio, on average, was materially under-weighted in financial services throughout fiscal 2000, our returns in this sector matched that of our benchmark index.
  Stock selection was the key to our success in energy, where Portfolio gains were more than triple this sector's contribution to the Russell 1000 Value Index. Anadarko Petroleum, which became a much more balanced exploration/production company through its acquisition of Union Pacific Resources, was a big winner, as was offshore driller Transocean Sedco. We think energy prices may have peaked and therefore we currently favor the integrated oils over more richly valued exploration/production companies and drillers.

----------------------------------------------------------------------
          Partners Fund (Cont'd)

  Our basic materials, capital goods, and communications services investments disappointed. We expected basic materials and capital goods company earnings to benefit from global economic expansion. A strong dollar, however, has continued to keep international demand, pricing and margins down, and we have lost confidence in earnings prospects for the foreseeable future. In communications services, we took a defensive approach, favoring established companies such as Verizon Communications (formerly Bell Atlantic), AT&T and Worldcom. Low valuations failed to support these stocks when revenues and earnings suffered from superheated competition and cutthroat pricing in the land line telecom arena. Even though we think these companies still have stores of value -- principally in their wireless communications businesses -- we are re-evaluating our strategy in this area.
  Value investors buy technology stocks when valuations are in line with realistic earnings potential. Such opportunities generally evolve when the tech sector is out-of-favor or when a good technology company stumbles on the earnings front. Lexmark, the low cost producer of laser jet and ink jet computer printers, ran into earnings problems when companies deferred buying new computer systems during the Y2K hysteria. Lexmark stock retreated from a high of 136 to the mid-40's. We began buying it shortly afterward. It has continued to retreat, making it, in our opinion, even a better bargain. We believe the revenues and earnings Lexmark lost in fourth quarter 1999 will begin coming on stream in fourth quarter 2000. In the interim Lexmark has continued to gain market share. In addition, growth in the Internet should translate into growth in the use of printers and ink cartridges, particularly the higher margin colored ink cartridges. This should help improve Lexmark's margins. We think the company can grow earnings by 30% annually over the next several years, but Lexmark stock is trading at just about 13 times our 2001 earnings estimates. Although there are no guarantees Lexmark will live up to our earnings and capital appreciation expectations, it looks like a great bargain.

----------------------------------------------------------------------
          Partners Fund (Cont'd)

  What can we expect from the stock market in the year ahead? We note that declining market interest rates (bond yields) infer the economy is beginning to slow. No one (including us) can predict the precise impact of a slower economy on earnings. If corporate earnings do disappoint in the year ahead, however, we believe that richly valued growth stocks will suffer more than the fundamental value bargains in our portfolio.

Sincerely,

/s/ S. Basu Mullick      /s/ Robert Gendelman

S. Basu Mullick and Robert Gendelman
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-38, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Regency Fund
  For the six and twelve month periods concluding August 31, 2000, the Regency Fund returned 20.11% and 34.95% respectively, versus the Russell Midcap Value Index's 19.73% and 6.26% gains over the same time periods (see page A-47 for comparison of $10,000 investment and average annual total returns as of August 31, 2000).*
  In a reversal of recent years' trend, mid-cap stocks outperformed large-cap stocks in fiscal 2000.(1) Mid-cap growth stocks were by far the biggest winners, but mid-cap value stocks delivered respectable returns. Sector allocation and stock selection helped the Regency Fund outperform its Russell Midcap Value Index benchmark by a wide margin.
  The Portfolio's technology holdings had the most favorable impact on returns. We were significantly over-weighted in technology throughout the year. Although our value approach to the tech sector prevented us from owning some of the highest flyers, returns from our technology stock holdings exceeded 50%. We will continue to be opportunistic in this dynamic sector, striving to identify truly undervalued tech stocks. We expect ongoing technology stock volatility to provide many opportunities for value investors.
  Our financial services investments also performed well. On average, we were modestly under-weighted in this sector, but our returns nearly doubled the group's contribution to our benchmark index. Although only modestly over-weighted in energy stocks, our selections produced returns exceeding 60%. We were substantially under-weighted in utilities, but our holdings excelled, appreciating more than 45% for the year.
  The Portfolio's basic materials investments were our primary portfolio casualty. Global demand and pricing for basic materials remained flat and the strong U.S. dollar restrained exports. Although basic materials stocks are very cheap, we fear they may stay that way for the foreseeable future. Separately, our investments in two communications services companies, competitive local exchange carrier ALGX and Loral Space & Communications, a satellite cellular operator, came up lame. We are now determining whether we want to scratch them from the portfolio.

----------------------------------------------------------------------
          Regency Fund (Cont'd)

  When shucking for market oysters, we occasionally find a pearl. At SPX Corp, for example, a respected former senior executive of General Electric Co. is CEO, and has instituted an Economic Value Added (EVA) strategy. The basic tenet of EVA is that each division of a company must generate returns exceeding its cost of capital. Those that don't are jettisoned, and proceeds are directed to building or acquiring businesses that do. We believe this is a very effective way to run slower growth, lower margin industrial companies like SPX. Management did not disappoint. SPX sold several under-performing businesses and acquired several others they believe can clear the EVA hurdle. The acquisition of General Signal produced what we think is the pearl we alluded to -- fiber optic switching technology for broadband communications networks. SPX has spun off a portion of this business (InRange) to the public. This accomplishes three things. It exploits the value of SPX's InRange shares; gives the company the ability to attract and retain engineering talent though the use of InRange stock options; and provides a valuable currency for making additional acquisitions in the fiber optic communications business. We believe the value of SPX's InRange shares has the potential to exceed the current market value of the entire company. Of course, there are no guarantees SPX stock will live up to our expectations, but we view it as an excellent addition to the portfolio.
  We are not economists or market forecasters, but we must be conscious of economic and market trends that could impact the portfolio. The question of the day has two parts: Will the Federal Reserve successfully engineer another soft landing for the economy, and if so, what kind of impact will a slower growth economy have on corporate earnings? We think there is a reasonably good possibility the economy will slow without dipping into recession. We believe the stock market's summer rally reflects a growing consensus for this scenario. However, this scenario appears to ignore the possibility that corporate earnings may fall well short of expectations as the economy decelerates. Market bulls seem to believe stock investors can have their cake (lower market

----------------------------------------------------------------------
          Regency Fund (Cont'd)
interest rates and expanding P/Es) and eat it too (good corporate earnings growth). We are not so sure. In any case, we believe that value stocks are less vulnerable to earnings disappointments than high P/E multiple growth stocks.
  It was gratifying to see mid-cap stocks make a good showing in fiscal 2000. Value once again took a back seat to growth, but the Regency Fund delivered excellent absolute and relative returns. Looking ahead, we believe economic and market trends may favor value investors. We will be working diligently to build on Regency Fund's success in its first full year of operation.

Sincerely,

/s/ Robert Gendelman      /s/ S. Basu Mullick

Robert Gendelman and S. Basu Mullick
PORTFOLIO CO-MANAGERS

*Because this is a new fund, short-term results may not be duplicated. Average net assets of the Portfolio through August 31, 2000 were approximately $31.1 million. In particular, IPO's had a significant impact on the performance of the Fund. It is often easier to achieve higher returns in a smaller fund than a larger fund. Neuberger Berman Management Inc. ("NBMI") currently absorbs certain expenses of the Fund. Without this arrangement, the Fund's returns would have been less. Past performance does not guarantee future results and shares when redeemed may be worth more or less than original cost. The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus.

 For index definitions, refer to page A-38, titled "Glossary of Indices." The Portfolio invests in many securities not included in the indices listed.

(1) Mid-cap stocks, as represented by the Russell Midcap Index, returned 28.83% for the fiscal year ending August 31, 2000. Large-cap stocks, as represented by the Russell 1000 Index, returned 20.14%. In the previous five fiscal years ending August 31, the Russell 1000 had outperformed the Russell Midcap Index.

    The composition, industries and holdings of the Portfolio are subject to change. Regency Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Socially Responsive Fund
  For the six and twelve month periods concluding August 31, 2000, the Socially Responsive Fund returned 14.00% and 2.96%, respectively, compared to the Russell 1000 Value Index's 14.31% and 4.15% gains over the same time periods. The S&P 500 Index returned 11.72% and 16.31% over the corresponding six and twelve month periods (see page A-48 for comparison of a $10,000 investment and average annual total returns as of August 31, 2000).*
  After a slow start, the Socially Responsive Fund regained momentum in the second half of fiscal 2000. We finished the fiscal year with competitive gains versus our Russell 1000 Value benchmark, although we trailed the growth stock-dominated S&P 500 by a significant margin.
  Our energy investments made the greatest contribution to returns. The Portfolio's energy sector weighting matched that of its Russell 1000 Value Index benchmark, but the Portfolio's returns were exponentially higher. Our bias towards oil services and exploration/production companies, which significantly outperformed the integrated oil companies, was responsible for this big relative return advantage. Anadarko Petroleum, a natural gas exploration and production company with a great environmental management record, was high on our Top Ten Performance List. We still like the energy sector. Inventories are low and capacity is still constrained, which means, in our opinion, that our energy investments can earn good money even if energy prices retreat from their current highs.
  Our financial services holdings also performed well, highlighted by good gains in insurance company holdings such as Hartford Financial and AIG. Property and casualty insurers and re-insurance companies just now seem to be emerging from an extended down cycle characterized by intense, margin-eroding price competition. Competition has been abating and some pricing flexibility has returned to the business. We accumulated these beaten down stocks at very low prices relative to severely depressed earnings. We expect these stocks to continue to march higher, assuming policy pricing continues to firm, earnings recover, and price/earnings multiples expand.

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)

  Our utility holdings, most notably Enron and Keyspan Energy, posted exceptional revenue and earnings gains in part due to supplementing their regulated utilities businesses with unregulated operations such as telecommunications and commodities trading. Coupled with pricing improvements in the basic utilities business, a growth dimension has been added to these stocks, which have performed quite well over the last year. Our returns from the health care sector got a big boost when Pfizer acquired Warner Lambert. Looking ahead, we are a bit wary about the pharmaceuticals. Political pressure for some form of price restraints on prescription drugs is mounting. Whether it comes from government or the insurance companies, price restraints would likely crimp pharmaceutical companies' earnings growth.
  Collectively, our technology investments finished the year at a modest gain compared to substantial gains for the tech sector in our benchmark index. What went wrong? Smaller cap tech holdings such as Quantum Corp. were severely punished for reporting disappointing earnings. Larger cap holdings such as Xerox and Unisys suffered the same fate. Substantial losses in these stocks offset good gains in portfolio holdings such as Intel, Hewlett Packard, and Compaq Computer. We have reoriented our technology stock commitments, focusing on what we think are reasonably valued blue chips less prone to unpleasant earnings surprises.
  Our communications services holdings also penalized returns. We had taken what we thought was a defensive posture, focusing on large established companies including AT&T, Worldcom, and Verizon Communications (formerly Bell Atlantic). We believed these companies' size and dominant positions would help them succeed in the increasingly competitive telecommunications market. Instead, newcomers with more modern networks continued to capture share from these "legacy" companies, sending their stock prices materially lower. We are rethinking our communications services sector strategy and may change our focus in the year ahead.
  As the name of our Fund indicates, portfolio companies must be socially responsive in addition to having good investment potential.

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)
KeySpan Corporation (formerly Brooklyn Union Gas) certainly qualifies. In addition to its New York Metropolitan Area electric and gas utilities business, KeySpan has some telecommunications properties and investments in fuel cell technology. Fuel cells produce electric power by converting energy from natural gas into electricity without combustion. This is the cleanest, most environmentally friendly method of producing electricity. KeySpan has operated a large fuel cell at a Staten Island hospital, which it believes has eliminated almost 30,000 pounds of air pollution and three million pounds of carbon dioxide from the air. We think KeySpan has reasonably good earnings prospects and a yield approximating 5%. Our comments on KeySpan should not be viewed as a recommendation, but rather an example of the type of stock we want to own: in short, a good corporate citizen with seemingly excellent investment prospects.
  Although the Fund's full fiscal year 2000 results are uninspiring, we are pleased and encouraged by its strong performance in the second half. We are striving to maintain this momentum in the year ahead, while maintaining the socially responsive character of the portfolio.

Sincerely,
/s/ Janet Prindle

Janet Prindle
PORTFOLIO MANAGER

*For index definitions, refer to page A-38, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Technology Fund
  From inception on May 1, 2000 through August 31, 2000, Neuberger Berman Technology Fund returned 21.60% versus the Russell 1000 Growth Index's 6.77% gain and the Standard & Poor's 500 Index's 4.93% gain over the same time period (see page A-49 for comparison of $10,000 investment and cumulative total returns as of August 31, 2000).*
  We are pleased the Fund has gotten off to such a good start, helped by the timing of its introduction. We missed the March/April technology stock sell-off and believe we were able to buy some great stocks at very attractive valuations. Considering the fact that the Fund is just four months old, we will not dwell on performance. Since this is our first opportunity to address many of the Fund's shareholders, we will focus instead on our investment philosophy and methodology, which is identical to that of our other growth products (Manhattan, Millennium, and Century Funds).
  Our goal is to identify the very best companies in the fastest growing technology businesses. We also look for non-tech companies improving their own prospects by employing new technologies. We start by screening stocks on the basis of growth rates, their record for exceeding consensus growth estimates and history of upward revisions in consensus growth forecasts. Our research shows that stocks with the ability to consistently beat consensus expectations have generally been superior performers.
  Once we have fenced our field through the screening process, we talk to management and other industry sources. We key on the growth potential of the company's markets, market share position, and profit prospects. When an investment candidate makes it into the portfolio, it is continually monitored on the basis of meeting our growth expectations, and ideally, exceeding consensus expectations. Those that fail are usually sold.
  This is an all-cap fund. We buy technology stocks big and small. We expect the portfolio's average capitalization to approximate that of its Russell 1000 Growth benchmark. We divide the portfolio into eight basic technology groups: communications equipment, communications services, computer-related, Internet, semiconductors, software, systems and components, and healthcare technology. We are conscious

----------------------------------------------------------------------
          Technology Fund (Cont'd)
of the weighting of these groups relative to technology stock indices, but will over-weight those groups in which we believe we will find the most promising investments.
  Currently, four of our largest allocations are the software, semiconductors, communications equipment, and healthcare technology groups. In the software arena, portfolio companies such as BEA Software and Rational Software, both of which are providing software essential to the development of next generation mission-critical web infrastructure, offer good examples of our approach.
  We subdivide our semiconductor group into equipment manufacturers, personal computer chipmakers and communications chip manufacturers. Currently, most of our semiconductor investments are in the third category. Analog Devices, which makes chips enabling communications devices to "read" both analog and digital signals, is one of our largest holdings in this industry.
  Nortel, a company we believe is well-positioned in the Internet infrastructure equipment/components market, is among our holdings in the communications equipment industry. PE Biosystems is a good example of the type of investments we've made in the healthcare industry. PEB makes gene-sequencing equipment used in genomic research. We have done quite a bit of research on genomic drug companies, which are customizing drugs for treating individuals with different genetic make-ups. We are intrigued, but will probably not invest in such companies until their drugs make it further along the lengthy FDA approval process.
  Now, let's tackle the issue of technology stock profitability. Following the crash of many dot.com stocks (Internet portals and e-tailers) investors are increasingly suspicious of valuing technology companies exclusively on the basis of revenue growth. They want to see "profits, not promises." This is justified in the case of companies with flawed business plans that may never produce profits. However, technology investors who disdain stocks that do not yet have net earnings will miss some of the very best opportunities in the market. Technology companies in general, and small tech firms in particular, are spending a lot of money on research, development and marketing. Their objective is to have the very best products and services, and to grab market share. If they succeed and become dominant "franchise" companies in their

----------------------------------------------------------------------
          Technology Fund (Cont'd)
business niches, they will very probably have the kind of pricing flexibility that will translate into good profit margins and earnings. At any point in time, these companies could stop spending money on R&D and marketing and show an instant profit. However, this would generally not be in the best long-term interest of shareholders. We don't require portfolio companies to have earnings, but we insist they have a business plan which we are confident can produce good earnings in the future.
  If history is prologue to the future, technology stocks will probably continue to be volatile. We don't believe volatility detracts from tech stocks' exceptional long-term investment potential. We close by thanking the Fund's shareholders for their appreciation of our investment strategy and confidence in our ability to execute it effectively.

Sincerely,
/s/ Jennifer Silver    /s/ Brooke Cobb    /s/ Michael Malouf    /s/ Rudy
Torrijos
Jennifer Silver, Brooke Cobb, Michael Malouf, and Rudy Torrijos
PORTFOLIO CO-MANAGERS

*This is a cumulative return and is not annualized. Since the fund is relatively small in asset size, it may be easier to achieve higher returns than in a larger fund. NBMI currently absorbs certain expenses of the fund. This arrangement is subject to change, and without this arrangement, the fund's returns would have been less. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

 For index definitions, refer to page A-38, titled "Glossary of Indices." The Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Technology Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 The risks involved in seeking capital appreciation from investments primarily in technology related companies and/or with small market capitalization are set forth in the prospectus.

GLOSSARY OF INDICES

S&P 500 INDEX:                             The S&P 500 Index is widely regarded
                                           as the standard for measuring
                                           large-cap U.S. stock markets
                                           performance and includes a
                                           representative sample of leading
                                           companies in leading industries.
RUSSELL 1000-REGISTERED TRADEMARK-INDEX:   Measures the performance of the 1,000
                                           largest companies in the Russell
                                           3000-Registered Trademark- Index
                                           (which measures the performance of
                                           the 3,000 largest U.S. companies
                                           based on total market
                                           capitalization). The Russell 1000
                                           Index represents approximately 92% of
                                           the total market capitalization of
                                           the Russell 3000 Index.
RUSSELL 1000-REGISTERED TRADEMARK-VALUE    Measures the performance of those
INDEX:                                     Russell 1000 companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.
RUSSELL 1000-REGISTERED TRADEMARK-GROWTH   Measures the performance of the
INDEX:                                     Russell 1000-Registered Trademark-
                                           companies with higher price-to-book
                                           ratios and higher forecasted growth
                                           values.
RUSSELL 2000-REGISTERED TRADEMARK-INDEX:   An unmanaged index consisting of
                                           securities of the 2,000 issuers
                                           having the smallest capitalization in
                                           the Russell 3000-Registered
                                           Trademark- Index, representing
                                           approximately 8% of the Russell 3000
                                           total market capitalization. The
                                           smallest company's market
                                           capitalization is roughly
                                           $178 million.
RUSSELL 2000-REGISTERED TRADEMARK-GROWTH   Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with higher
                                           price-to-book ratios and higher
                                           forecasted growth values.
RUSSELL 2000-REGISTERED TRADEMARK-VALUE    Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.
EAFE-REGISTERED TRADEMARK- INDEX:          Also known as the Morgan Stanley
                                           Capital International Europe,
                                           Australasia, Far East Index. An
                                           unmanaged index of over 1,000 foreign
                                           stock prices. The index is translated
                                           into U.S. dollars and includes
                                           reinvestment of all dividends and
                                           capital gain distributions.
RUSSELL MIDCAP-REGISTERED TRADEMARK-       An unmanaged index that measures the
GROWTH INDEX:                              performance of those Russell Midcap-
                                           Trademark- Index (the 800 smallest
                                           companies in the Russell 1000 Index)
                                           companies with higher price-to-book
                                           ratios and higher forecasted growth
                                           values.
RUSSELL MIDCAP-REGISTERED TRADEMARK-VALUE  An unmanaged index that measures the
INDEX:                                     performance of those Russell Midcap-
                                           Trademark- Index (the 800 smallest
                                           companies in the Russell 1000 Index)
                                           companies with lower price-to-book
                                           ratios and lower forecasted growth
                                           values.

Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Century Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AGGREGATE TOTAL RETURN(1)
                           CENTURY  RUSSELL 1000-Registered Trademark-GROWTH(2)  S&P 500(2)
LIFE OF FUND               +34.40%                                      +15.35%      +6.82%

         Century Fund  Russell 1000 Growth  S&P 500
12/6/99       $10,000              $10,000  $10,000
2/29/00       $12,380              $10,586   $9,561
5/31/00       $10,730              $10,260   $9,971
8/31/00       $13,440              $11,535  $10,682

   These are cumulative returns and are not annualized. The cumulative returns shown above for Neuberger Berman Century Fund, the Russell 1000 Growth Index, and the S&P 500 Index are from December 6, 1999, which is the commencement of operations of the Neuberger Berman Century Fund, through August 31, 2000. Because this is a new fund, short-term results may not be duplicated. Average net assets of Neuberger Berman Century Portfolio through August 31, 2000 were $31.7 million. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. The fund has agreed to repay Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Management incurred the expense. Absent such reimbursement, the cumulative total returns would have been lower.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Focus Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                  FOCUS  RUSSELL 1000-Registered Trademark- VALUE(2)  S&P 500(2)
1 YEAR                          +59.29%                                       +4.15%     +16.31%
5 YEAR                          +22.09%                                      +18.21%     +24.03%
10 YEAR                         +20.29%                                      +17.18%     +19.47%
LIFE OF FUND                    +13.04%                                          N/A     +12.21%

      Focus Fund  Russell 1000 Value  S&P 500
1990     $10,000             $10,000  $10,000
1991     $11,596             $12,356  $12,685
1992     $12,965             $13,596  $13,689
1993     $16,627             $17,248  $15,766
1994     $18,348             $17,742  $16,627
1995     $23,389             $21,145  $20,189
1996     $24,254             $24,854  $23,968
1997     $34,906             $34,680  $33,705
1998     $28,842             $36,029  $36,435
1999     $39,827             $46,867  $50,939
2000     $63,442             $48,814  $59,248

   The inception date of Neuberger Berman Focus Fund is 10/19/55.
   The Fund's name prior to January 1, 1995 was Neuberger&Berman Selected Sectors Fund. Prior to November 1, 1991, the investment policies of Neuberger Berman Focus Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Fund's current investment policies. While the Fund's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.
2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Genesis Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                GENESIS  RUSSELL 2000-Registered Trademark-(2)
1 YEAR                          +25.79%                                +27.15%
5 YEAR                          +16.34%                                +13.46%
10 YEAR                         +16.79%                                +16.20%
LIFE OF FUND                    +14.11%                                +13.29%

      Genesis Fund  Russell 2000
1990       $10,000       $10,000
1991       $13,536       $13,125
1992       $14,226       $14,083
1993       $17,670       $18,664
1994       $18,512       $19,759
1995       $22,157       $23,875
1996       $26,881       $26,459
1997       $38,794       $34,120
1998       $31,492       $27,502
1999       $37,538       $35,301
2000       $47,220       $44,887

   The inception date of Neuberger Berman Genesis Fund is 9/27/88.
   From May 15, 1995 through December 14, 1997, Neuberger Berman Management Inc. waived a portion of the management fee borne directly by Neuberger Berman Genesis Portfolio and indirectly by Neuberger Berman Genesis Fund to reduce that fee by 0.10% of the Portfolio's average daily net assets per annum. Absent such waiver, the average annual total returns would have been less.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.
   THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Guardian Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                      RUSSELL 1000-Registered Trademark-
                                GUARDIAN  S&P 500(2)                           VALUE (2)
1 YEAR                           +16.84%     +16.31%                              +4.15%
5 YEAR                           +11.41%     +24.03%                             +18.21%
10 YEAR                          +15.69%     +19.47%                             +17.18%
LIFE OF FUND                     +12.92%     +13.30%                                 N/A

                              Russell 1000
      Guardian Fund  S&P 500         Value
1990        $10,000  $10,000       $10,000
1991        $13,048  $12,685       $12,356
1992        $14,860  $13,689       $13,596
1993        $18,491  $15,766       $17,248
1994        $20,177  $16,627       $17,742
1995        $25,032  $20,189       $21,145
1996        $26,350  $23,968       $24,854
1997        $36,807  $33,705       $34,680
1998        $29,153  $36,435       $36,029
1999        $36,766  $50,939       $46,867
2000        $42,958  $59,248       $48,814

   The inception date of Neuberger Berman Guardian Fund is 6/1/50.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          International Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                INTERNATIONAL  EAFE-Registered Trademark-INDEX(2)
1 YEAR                                +25.43%                              +9.81%
5 YEAR                                +14.82%                             +10.39%
LIFE OF FUND                          +13.03%                              +9.04%

         International Fund  EAFE Index
6/15/94             $10,000     $10,000
8/31/94             $10,460     $10,366
1995                $10,732     $10,449
1996                $11,991     $11,305
1997                $14,954     $12,363
1998                $14,104     $12,379
1999                $17,079     $15,601
2000                $21,422     $17,132

   The inception date of Neuberger Berman International Fund is 6/15/94. Neuberger Berman Management Inc. ("Management") has voluntarily undertaken to reimburse International Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed 1.70% per annum of International Fund's average daily net assets ("Expense Limitation"), subject to termination upon at least 60 days' prior written notice. Absent such reimbursement, the average annual total returns would have been lower. International Fund had agreed to repay Management through December 31, 1998 for its excess operating expenses previously reimbursed by Management, so long as its annual operating expenses during that period did not exceed the Expense Limitation. Absent this repayment arrangement, the average annual total returns would have been higher.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES BASED OUTSIDE THE UNITED STATES ARE SET FORTH IN THE PROSPECTUS.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Manhattan Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                           RUSSELL MIDCAP-Registered Trademark-
                                MANHATTAN                             GROWTH(2)  S&P 500(2)
1 YEAR                            +87.89%                               +67.18%     +16.31%
5 YEAR                            +25.35%                               +26.44%     +24.03%
10 YEAR                           +21.15%                               +22.57%     +19.47%
LIFE OF FUND                      +19.41%                                   N/A     +17.59%

      Manhattan Fund  Russell Midcap Growth  S&P 500
1990         $10,000                $10,000  $10,000
1991         $12,617                $13,896  $12,685
1992         $13,215                $14,836  $13,689
1993         $16,883                $18,012  $15,766
1994         $17,472                $18,983  $16,627
1995         $22,014                $23,681  $20,189
1996         $21,374                $26,480  $23,968
1997         $29,657                $34,751  $33,705
1998         $26,390                $30,763  $36,435
1999         $36,260                $45,786  $50,939
2000         $68,130                $76,545  $59,248

   The inception date of Neuberger Berman Manhattan Fund is 3/1/79 when Neuberger Berman Management Inc. ("Management") first became its investment adviser.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell Midcap Growth Index measures the performance of those Russell Midcap-Registered Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Millennium Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                              1 YEAR  LIFE OF FUND
MILLENNIUM                                   +96.88%      +105.32%
RUSSELL 2000-Registered Trademark-GROWTH(2)  +39.08%       +39.78%
RUSSELL 2000-Registered Trademark-(2)        +27.15%       +26.94%

          Millennium Fund  Russell 2000 Growth  Russell 2000
10/20/98          $10,000              $10,000       $10,000
11/30/98          $12,330              $11,714       $11,299
2/28/99           $14,880              $12,127       $11,173
5/31/99           $17,110              $13,690       $12,545
8/31/99           $19,480              $13,443       $12,281
11/30/99          $25,880              $15,540       $13,070
2/29/00           $44,121              $22,321       $16,679
5/31/00           $30,081              $16,386       $13,789
8/31/00           $38,352              $18,696       $15,615

   The inception date of Neuberger Berman Millennium Fund is 10/20/98. The start up of Millennium Fund roughly coincided with a period of accelerated growth in the small-cap growth sector of the stock market, and its investment in IPOs had a significant impact on performance. There can be no assurance that these factors will continue to have a positive effect on the fund. Average net assets of Neuberger Berman Millennium Portfolio for the year ended August 31, 2000 were approximately $236.1 million. Since the fund was relatively small during much of the period shown, it may have been easier to achieve higher returns than in a larger fund. Neuberger Berman Management Inc. ("Management") currently absorbs certain operating expenses that exceed, in the aggregate, 1.75% of the average daily net assets per annum of the Fund, subject to termination upon at least 60 days' prior written notice. The Fund had agreed to repay Management through 12/31/00 for expenses reimbursed to the fund through 12/31/99; so long as its annual operating expenses during the period did not exceed 1.75%; the Fund has entirely repaid Management for these amounts. Absent this arrangement, the Fund's returns would have been higher. THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.
2. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Partners Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                          RUSSELL 1000-Registerd Trademark-
                                PARTNERS                           VALUE(2)  S&P 500(2)
1 YEAR                            +8.51%                             +4.15%     +16.31%
5 YEAR                           +15.57%                            +18.21%     +24.03%
10 YEAR                          +15.81%                            +17.18%     +19.47%
LIFE OF FUND                     +17.26%                                N/A     +16.82%

      Partners Fund  Russell 1000 Value  S&P 500
1990        $10,000             $10,000  $10,000
1991        $11,803             $12,356  $12,685
1992        $12,806             $13,596  $13,689
1993        $16,410             $17,248  $15,766
1994        $17,322             $17,742  $16,627
1995        $21,051             $21,145  $20,189
1996        $23,969             $24,854  $23,968
1997        $35,262             $34,680  $33,705
1998        $31,726             $36,029  $36,435
1999        $39,999             $46,867  $50,939
2000        $43,404             $48,814  $59,248

   The inception date of Neuberger Berman Partners Fund is 1/20/75 when Neuberger Berman Management Inc. ("Management") first became its investment adviser.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Regency Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                                      RUSSELL                          RUSSELL
                                REGENCY  MIDCAP-Registered Trademark-VALUE(2)  MIDCAP-Registered Trademark-(2)
1 YEAR                          +34.95%                                +6.26%                          +28.83%
LIFE OF FUND                    +25.15%                                +0.93%                          +20.49%

          Regency Fund  Russell Midcap Value  Russell Midcap
6/1/99         $10,000               $10,000         $10,000
8/31/99         $9,820                $9,520          $9,808
11/30/99        $9,790                $9,134         $10,196
2/29/00        $11,033                $8,449         $11,551
5/31/00        $11,868                $9,675         $11,326
8/31/00        $13,252               $10,116         $12,635

   The inception date of Neuberger Berman Regency Fund is 6/1/99. Because this is a new fund, short-term results may not be duplicated. In particular, IPOs had a significant impact on performance of the Fund. Average net assets of Neuberger Berman Regency Portfolio for the year ended August 31, 2000 were approximately $31.1 million. It may be easier to achieve higher returns in a small fund than in a larger fund. Neuberger Berman Management Inc. ("Management") currently absorbs certain operating expenses that exceed, in the aggregate, 1.50% of the average daily net assets per annum of the Fund, until December 31, 2002. The fund has agreed to repay Management through 12/31/05 for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Management incurred the expense. Absent this arrangement, the Fund's returns would have been less. The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Socially Responsive Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                SOCIALLY RESPONSIVE  RUSSELL 1000-Registered Trademark- VALUE(2)  S&P 500(2)
1 YEAR                                       +2.96%                                       +4.15%     +16.31%
5 YEAR                                      +16.04%                                      +18.21%     +24.03%
LIFE OF FUND                                +15.19%                                      +17.18%     +22.23%

         Socially Responsive Fund  Russell 1000 Value  S&P 500
3/16/94                   $10,000             $10,000  $10,000
8/31/94                   $10,070             $10,128  $10,276
1995                      $11,865             $12,071  $12,476
1996                      $14,261             $14,188  $14,812
1997                      $18,818             $19,797  $20,829
1998                      $17,686             $20,568  $22,517
1999                      $24,245             $26,754  $31,480
2000                      $24,962             $27,866  $36,615

   The inception date of Neuberger Berman Socially Responsive Fund is 3/16/94. Neuberger Berman Management Inc. ("Management") had voluntarily undertaken to reimburse Socially Responsive Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceeded 1.50% per annum of Socially Responsive Fund's average daily net assets ("Expense Limitation"). Absent such reimbursement, the average annual total returns would have been lower. Socially Responsive Fund had agreed to repay Management through March 14, 1998 for its excess operating expenses previously reimbursed by Management, so long as its annual operating expenses during that period did not exceed the Expense Limitation of the Fund; the Fund has entirely repaid Management for these amounts. Absent this repayment arrangement, the average annual total returns would have been higher.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Technology Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AGGREGATE TOTAL RETURN(1)
                                       RUSSELL 1000-Registered Trademark-
                           TECHNOLOGY                           GROWTH(2)  S&P 500(2)
LIFE OF FUND                  +21.60%                              +6.77%      +4.93%

         Technology Fund  Russell 1000 Growth  S&P 500
5/1/00           $10,000              $10,000  $10,000
5/31/00           $8,700               $9,497   $9,795
8/31/00          $12,160              $10,677  $10,493

   These are cumulative returns and are not annualized. The cumulative returns for Neuberger Berman Technology Fund, the Russell 1000 Growth Index, and the
S&P 500 Index are from May 1, 2000, which is the commencement of operations of the Fund, through August 31, 2000. Because this is a new fund, short-term results may not be duplicated. Average net assets of Neuberger Berman Technology Portfolio through August 31, 2000 were approximately $17.1 million. It may be easier to achieve higher returns in a small fund than in a larger fund. Neuberger Berman Management Inc. ("Management") has contractually agreed to reimburse certain expenses of the fund through 12/31/03 so that the total annual operating expenses of the fund are limited to 2.00% of average net assets. The fund has agreed to repay Management for expenses reimbursed to the fund provided that the repayment does not cause the fund's annual operating expenses to exceed 2.00% of its average net assets. Any such payment must be made within three years after the year that Management incurred the expense. Absent this arrangement, the Fund's returns would have been less.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.
2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Equity Funds

(000'S OMITTED EXCEPT PER SHARE                        CENTURY         FOCUS         GENESIS       GUARDIAN
AMOUNTS)                                                FUND           FUND           FUND           FUND
                                                    ----------------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $     43,474   $  1,987,245   $    748,734   $  2,717,007
      Receivable for Trust shares sold                       177         10,294          1,684          2,616
      Receivable from administrator -- net
        (Note B)                                              --             --             --             --
                                                    ----------------------------------------------------------
                                                          43,651      1,997,539        750,418      2,719,623
                                                    ----------------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                       10            322            940          4,814
      Payable to administrator -- net (Note B)                 1            406            161            584
      Accrued expenses                                        23            449            367          1,025
                                                    ----------------------------------------------------------
                                                              34          1,177          1,468          6,423
                                                    ----------------------------------------------------------
NET ASSETS at value                                 $     43,617   $  1,996,362   $    748,950   $  2,713,200
                                                    ----------------------------------------------------------

NET ASSETS consist of:
      Par value                                     $          3   $         39   $         42   $        134
      Paid-in capital in excess of par value              37,073        802,569        549,573      1,854,477
      Accumulated undistributed net investment
        income                                                --             --             --          3,450
      Accumulated net realized gains (losses) on
        investment                                        (2,561)       152,941         36,650        271,662
      Net unrealized appreciation in value of
        investment                                         9,102      1,040,813        162,685        583,477
                                                    ----------------------------------------------------------
NET ASSETS at value                                 $     43,617   $  1,996,362   $    748,950   $  2,713,200
                                                    ----------------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                        3,246         39,447         41,617        134,208
                                                    ----------------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $13.44         $50.61         $18.00         $20.22
                                                    ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Funds

                                                    INTERNATIONAL    MANHATTAN     MILLENNIUM      PARTNERS
                                                        FUND           FUND           FUND           FUND
                                                    ----------------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $    177,831   $  1,177,861   $    315,848   $  2,195,059
      Receivable for Trust shares sold                    17,994          2,015            239            281
      Receivable from administrator -- net
        (Note B)                                              --             --             --             --
                                                    ----------------------------------------------------------
                                                         195,825      1,179,876        316,087      2,195,340
                                                    ----------------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                    1,970            714            416          2,343
      Payable to administrator -- net (Note B)                41            237             64            477
      Accrued expenses                                        74            300             91            710
                                                    ----------------------------------------------------------
                                                           2,085          1,251            571          3,530
                                                    ----------------------------------------------------------
NET ASSETS at value                                 $    193,740   $  1,178,625   $    315,516   $  2,191,810
                                                    ----------------------------------------------------------

NET ASSETS consist of:
      Par value                                     $          9   $         56   $          9   $         88
      Paid-in capital in excess of par value             128,929        578,752        225,851      1,734,479
      Accumulated undistributed net investment
        income                                                --             --             --         13,635
      Accumulated net realized gains (losses) on
        investment                                        27,747        284,361         37,598        152,146
      Net unrealized appreciation in value of
        investment                                        37,055        315,456         52,058        291,462
                                                    ----------------------------------------------------------
NET ASSETS at value                                 $    193,740   $  1,178,625   $    315,516   $  2,191,810
                                                    ----------------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                        9,305         56,099          8,760         87,569
                                                    ----------------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $20.82         $21.01         $36.02         $25.03
                                                    ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Funds

                                                                     SOCIALLY
                                                       REGENCY      RESPONSIVE     TECHNOLOGY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                FUND           FUND           FUND
                                                    -------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $     11,010   $    107,567   $     21,880
      Receivable for Trust shares sold                       124            100            136
      Receivable from administrator -- net
        (Note B)                                               4             --             49
                                                    -------------------------------------------
                                                          11,138        107,667         22,065
                                                    -------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                      226             37              5
      Payable to administrator -- net (Note B)                --             23             --
      Accrued expenses                                        15             53             28
                                                    -------------------------------------------
                                                             241            113             33
                                                    -------------------------------------------
NET ASSETS at value                                 $     10,897   $    107,554   $     22,032
                                                    -------------------------------------------

NET ASSETS consist of:
      Par value                                     $          1   $          5   $          2
      Paid-in capital in excess of par value               8,838         79,703         17,999
      Accumulated undistributed net investment
        income                                                --             --             --
      Accumulated net realized gains (losses) on
        investment                                           473           (835)           (43)
      Net unrealized appreciation in value of
        investment                                         1,585         28,681          4,074
                                                    -------------------------------------------
NET ASSETS at value                                 $     10,897   $    107,554   $     22,032
                                                    -------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                          837          5,118          1,812
                                                    -------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $13.02         $21.01         $12.16
                                                    -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

STATEMENTS OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Equity Funds

                                                          CENTURY          FOCUS
                                                           FUND            FUND
                                                          For the
                                                        Period from
                                                     December 6, 1999     For the
                                                       (Commencement       Year
                                                     of Operations) to     Ended
                                                        August 31,      August 31,
(000's omitted)                                            2000            2000
                                                     ------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                          $      152      $   12,835
                                                     ------------------------------
    Expenses:
      Administration fee (Note B)                               57           4,061
      Auditing fees                                              5               9
      Custodian fees                                             7              10
      Legal fees                                                26               6
      Registration and filing fees                              35              42
      Reimbursement of expenses previously assumed
        by administrator (Note B)                               --              --
      Shareholder reports                                       26             140
      Shareholder servicing agent fees                          23             763
      Trustees' fees and expenses                                5              23
      Miscellaneous                                              4             276
      Expenses from corresponding Portfolio
        (Notes A & B)                                          199           7,871
                                                     ------------------------------
        Total expenses                                         387          13,201
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                   (57)             (4)
                                                     ------------------------------
        Total net expenses                                     330          13,197
                                                     ------------------------------
        Net investment income (loss)                          (178)           (362)
                                                     ------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                            (2,583)        158,545
    Net realized gain (loss) on option contracts                --             218
    Net realized loss on financial futures
      contracts                                                 --              --
    Net realized loss on foreign currency
      transactions                                              --              --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, and translation of assets and
      liabilities in foreign currencies                      9,102         583,112
                                                     ------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                                 6,519         741,875
                                                     ------------------------------
        Net increase in net assets resulting from
          operations                                    $    6,341      $  741,513
                                                     ------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                       GENESIS       GUARDIAN     INTERNATIONAL
                                                        FUND           FUND           FUND
                                                       For the        For the        For the
                                                        Year           Year           Year
                                                        Ended          Ended          Ended
                                                     August 31,     August 31,     August 31,
                                                        2000           2000           2000
                                                    -------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $      8,521   $     43,127   $      2,003
                                                    -------------------------------------------
    Expenses:
      Administration fee (Note B)                          1,876          7,565            472
      Auditing fees                                            8              9              9
      Custodian fees                                          10             10             10
      Legal fees                                               6              6              7
      Registration and filing fees                            43             48             47
      Reimbursement of expenses previously assumed
        by administrator (Note B)                             --             --             --
      Shareholder reports                                    159            304             33
      Shareholder servicing agent fees                     1,028          2,387            147
      Trustees' fees and expenses                             11             37              8
      Miscellaneous                                          121            511             29
      Expenses from corresponding Portfolio
        (Notes A & B)                                      5,439         13,670          1,839
                                                    -------------------------------------------
        Total expenses                                     8,701         24,547          2,601
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                  (1)           (19)            (4)
                                                    -------------------------------------------
        Total net expenses                                 8,700         24,528          2,597
                                                    -------------------------------------------
        Net investment income (loss)                        (179)        18,599           (594)
                                                    -------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                          96,645        342,048         28,715
    Net realized gain (loss) on option contracts              --        (66,316)            --
    Net realized loss on financial futures
      contracts                                               --         (4,382)          (318)
    Net realized loss on foreign currency
      transactions                                            --             --            (11)
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, and translation of assets and
      liabilities in foreign currencies                   60,023        142,773          2,144
                                                    -------------------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                             156,668        414,123         30,530
                                                    -------------------------------------------
        Net increase in net assets resulting from
          operations                                $    156,489   $    432,722   $     29,936
                                                    -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger Berman
----------------------------------------------------------------------
          Equity Funds

                                                      MANHATTAN   MILLENNIUM
                                                        FUND         FUND
                                                       For the      For the
                                                        Year         Year
                                                        Ended        Ended
                                                     August 31,   August 31,
(000's omitted)                                         2000         2000
                                                     ------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                       $    3,535   $      995
                                                     ------------------------
    Expenses:
      Administration fee (Note B)                         2,271          585
      Auditing fees                                          10            6
      Custodian fees                                         10           10
      Legal fees                                              7            7
      Registration and filing fees                           47           44
      Reimbursement of expenses previously assumed
        by administrator (Note B)                            --          102
      Shareholder reports                                   121           43
      Shareholder servicing agent fees                      654          186
      Trustees' fees and expenses                            16            8
      Miscellaneous                                         137           39
      Expenses from corresponding Portfolio
        (Notes A & B)                                     4,788        2,083
                                                     ------------------------
        Total expenses                                    8,061        3,113
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                 (1)          (9)
                                                     ------------------------
        Total net expenses                                8,060        3,104
                                                     ------------------------
        Net investment income (loss)                     (4,525)      (2,109)
                                                     ------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                        291,858       41,011
    Net realized gain (loss) on option contracts             --           --
    Net realized loss on financial futures
      contracts                                              --           --
    Net realized loss on foreign currency
      transactions                                           --           --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, and translation of assets and
      liabilities in foreign currencies                 204,238       46,150
                                                     ------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                            496,096       87,161
                                                     ------------------------
        Net increase in net assets resulting from
          operations                                 $  491,571   $   85,052
                                                     ------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                                                            SOCIALLY
                                                        PARTNERS          REGENCY          RESPONSIVE        TECHNOLOGY
                                                          FUND              FUND              FUND              FUND
                                                                                                               For the
                                                                                                             Period from
                                                        For the           For the           For the          May 1, 2000
                                                          Year              Year              Year          (Commencement
                                                         Ended             Ended             Ended        of Operations) to
                                                       August 31,        August 31,        August 31,        August 31,
                                                          2000              2000              2000              2000
                                                    -----------------------------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $        34,793   $           130   $         1,238      $         82
                                                    -----------------------------------------------------------------------
    Expenses:
      Administration fee (Note B)                             6,296                23               284                13
      Auditing fees                                               9                 6                 8                 5
      Custodian fees                                             10                10                10                 4
      Legal fees                                                  8                10                 7                32
      Registration and filing fees                               33                23                27                37
      Reimbursement of expenses previously assumed
        by administrator (Note B)                                --                --                --                --
      Shareholder reports                                       232                25                26                16
      Shareholder servicing agent fees                        1,749                11               116                 7
      Trustees' fees and expenses                                32                 3                 5                 2
      Miscellaneous                                             416                 3                19                --
      Expenses from corresponding Portfolio
        (Notes A & B)                                        11,562                80               723                81
                                                    -----------------------------------------------------------------------
        Total expenses                                       20,347               194             1,225               197
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                    (24)              (64)               (1)              (96)
                                                    -----------------------------------------------------------------------
        Total net expenses                                   20,323               130             1,224               101
                                                    -----------------------------------------------------------------------
        Net investment income (loss)                         14,470                --                14               (19)
                                                    -----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                            165,537               498              (904)              (44)
    Net realized gain (loss) on option contracts                 --                --                --                --
    Net realized loss on financial futures
      contracts                                                  --                --                --                --
    Net realized loss on foreign currency
      transactions                                               --                --                --                --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, and translation of assets and
      liabilities in foreign currencies                          81             2,086             3,497             4,074
                                                    -----------------------------------------------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                                165,618             2,584             2,593             4,030
                                                    -----------------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $       180,088   $         2,584   $         2,607      $      4,011
                                                    -----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Equity Funds

                                            CENTURY FUND             FOCUS FUND
                                             Period from
                                          December 6, 1999
                                            (Commencement               Year
                                          of Operations) to            Ended
                                             August 31,              August 31,
(000's omitted)                                 2000             2000          1999
                                          ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)              $      (178)   $      (362)  $       414
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                           (2,583)       158,763       187,154
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                            9,102        583,112       227,003
                                          ---------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations              6,341        741,513       414,571
                                          ---------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                              --           (356)       (3,445)
    Net realized gain on investments                   --       (188,772)      (75,412)
                                          ---------------------------------------------
    Total distributions to shareholders                --       (189,128)      (78,857)
                                          ---------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                      44,479        333,018       129,052
    Proceeds from reinvestment of
      dividends and distributions                      --        165,987        69,014
    Payments for shares redeemed                   (7,203)      (381,636)     (327,093)
                                          ---------------------------------------------
    Net increase (decrease) from Trust
      share transactions                           37,276        117,369      (129,027)
                                          ---------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS              43,617        669,754       206,687
NET ASSETS:
    Beginning of year                                  --      1,326,608     1,119,921
                                          ---------------------------------------------
    End of year                               $    43,617    $ 1,996,362   $ 1,326,608
                                          ---------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                    $        --    $        --   $       118
                                          ---------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                            3,859          7,921         3,650
    Issued on reinvestment of dividends
      and distributions                                --          4,398         1,951
    Redeemed                                         (613)        (9,470)       (9,296)
                                          ---------------------------------------------
    Net increase (decrease) in shares
      outstanding                                   3,246          2,849        (3,695)
                                          ---------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                                                                        INTERNATIONAL
                                                 GENESIS FUND               GUARDIAN FUND                    FUND
                                                     Year                        Year                        Year
                                                    Ended                       Ended                       Ended
                                                  August 31,                  August 31,                  August 31,
                                              2000          1999          2000          1999          2000          1999
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      (179)  $     6,133   $    18,599   $    28,879   $      (594)  $      (504)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                       96,645       (58,582)      271,350       761,289        28,386        11,645
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       60,023       235,324       142,773       244,338         2,144        12,310
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        156,489       182,875       432,722     1,034,506        29,936        23,451
                                          ----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (4,065)       (9,718)      (21,191)      (27,356)          (79)           --
    Net realized gain on investments               --       (27,534)     (747,250)     (663,907)       (1,664)          (86)
                                          ----------------------------------------------------------------------------------
    Total distributions to shareholders        (4,065)      (37,252)     (768,441)     (691,263)       (1,743)          (86)
                                          ----------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                 229,107       237,870       228,865       317,386       740,867       170,346
    Proceeds from reinvestment of
      dividends and distributions               3,651        33,074       711,846       637,856         1,720            79
    Payments for shares redeemed             (487,487)     (644,388)   (1,332,825)   (2,068,212)     (689,556)     (206,780)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                     (254,729)     (373,444)     (392,114)   (1,112,970)       53,031       (36,355)
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (102,305)     (227,821)     (727,833)     (769,727)       81,224       (12,990)
NET ASSETS:
    Beginning of year                         851,255     1,079,076     3,441,033     4,210,760       112,516       125,506
                                          ----------------------------------------------------------------------------------
    End of year                           $   748,950   $   851,255   $ 2,713,200   $ 3,441,033   $   193,740   $   112,516
                                          ----------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                $        --   $     3,735   $     3,450   $     6,714   $        --   $      (328)
                                          ----------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                       14,612        17,134        11,444        13,413        34,248        11,513
    Issued on reinvestment of dividends
      and distributions                           257         2,369        39,397        28,622            76             5
    Redeemed                                  (32,404)      (46,885)      (68,067)      (88,128)      (31,731)      (13,865)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                             (17,535)      (27,382)      (17,226)      (46,093)        2,593        (2,347)
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger Berman
----------------------------------------------------------------------
          Equity Funds

                                                MANHATTAN FUND                MILLENNIUM FUND
                                                                                       Period from
                                                                                    October 20, 1998
                                                     Year                 Year        (Commencement
                                                    Ended                Ended      of Operations) to
                                                  August 31,           August 31,      August 31,
(000's omitted)                               2000          1999          2000            1999
                                          -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    (4,525)  $    (2,832)  $    (2,109)      $      (328)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                      291,858        53,255        41,011             7,970
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                      204,238       122,884        46,150             5,908
                                          -----------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        491,571       173,307        85,052            13,550
                                          -----------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          --            --            --                --
    Net realized gain on investments          (55,413)      (40,870)       (8,900)               --
                                          -----------------------------------------------------------
    Total distributions to shareholders       (55,413)      (40,870)       (8,900)               --
                                          -----------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                 436,276        71,250       380,789            64,149
    Proceeds from reinvestment of
      dividends and distributions              51,224        37,860         8,610                --
    Payments for shares redeemed             (310,993)     (152,235)     (216,481)          (11,253)
                                          -----------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                      176,507       (43,125)      172,918            52,896
                                          -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         612,665        89,312       249,070            66,446
NET ASSETS:
    Beginning of year                         565,960       476,648        66,446                --
                                          -----------------------------------------------------------
    End of year                           $ 1,178,625   $   565,960   $   315,516       $    66,446
                                          -----------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                $        --   $        --   $        --       $        --
                                          -----------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                       23,718         6,259        11,590             4,097
    Issued on reinvestment of dividends
      and distributions                         3,390         3,301           302                --
    Redeemed                                  (17,903)      (13,292)       (6,541)             (688)
                                          -----------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                               9,205        (3,732)        5,351             3,409
                                          -----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                                                                                SOCIALLY
                                                                                                               RESPONSIVE
                                                PARTNERS FUND                  REGENCY FUND                       FUND
                                                                                       Period from
                                                                                      June 1, 1999
                                                     Year                 Year        (Commencement               Year
                                                    Ended                Ended      of Operations) to            Ended
                                                  August 31,           August 31,      August 31,              August 31,
                                              2000          1999          2000            1999             2000          1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    14,470   $    29,186   $        --      $        10     $        14   $       134
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                      165,537       304,202           498               72            (904)        4,788
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                           81       381,420         2,086             (501)          3,497        25,901
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        180,088       714,808         2,584             (419)          2,607        30,823
                                          ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                     (29,057)           --           (10)              --            (118)         (355)
    Net realized gain on investments         (310,615)     (282,180)         (113)              --          (4,894)       (4,467)
                                          ---------------------------------------------------------------------------------------
    Total distributions to shareholders      (339,672)     (282,180)         (123)              --          (5,012)       (4,822)
                                          ---------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                 176,038       350,742         7,386            8,590          36,350        38,284
    Proceeds from reinvestment of
      dividends and distributions             325,368       268,026            99               --           4,824         4,361
    Payments for shares redeemed           (1,004,370)   (1,009,715)       (6,992)            (228)        (50,115)      (32,244)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                     (502,964)     (390,947)          493            8,362          (8,941)       10,401
                                          ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (662,548)       41,681         2,954            7,943         (11,346)       36,402
NET ASSETS:
    Beginning of year                       2,854,358     2,812,677         7,943               --         118,900        82,498
                                          ---------------------------------------------------------------------------------------
    End of year                           $ 2,191,810   $ 2,854,358   $    10,897      $     7,943     $   107,554   $   118,900
                                          ---------------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                $    13,635   $    29,186   $        --      $        10     $        --   $       116
                                          ---------------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        7,273        13,336           662              831           1,817         1,926
    Issued on reinvestment of dividends
      and distributions                        13,952        10,691            10               --             245           224
    Redeemed                                  (41,699)      (38,449)         (644)             (22)         (2,519)       (1,630)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                             (20,474)      (14,422)           28              809            (457)          520
                                          ---------------------------------------------------------------------------------------


                                             TECHNOLOGY
                                                FUND
                                             Period from
                                             May 1, 2000
                                            (Commencement
                                          of Operations) to
                                             August 31,
                                                2000
                                          -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income (loss)             $       (19)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                             (44)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                           4,074
                                          -----------------
    Net increase (decrease) in net
      assets resulting from operations             4,011
                                          -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                             --
    Net realized gain on investments                  --
                                          -----------------
    Total distributions to shareholders               --
                                          -----------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                     19,177
    Proceeds from reinvestment of
      dividends and distributions                     --
    Payments for shares redeemed                  (1,156)
                                          -----------------
    Net increase (decrease) from Trust
      share transactions                          18,021
                                          -----------------
NET INCREASE (DECREASE) IN NET ASSETS             22,032
NET ASSETS:
    Beginning of year                                 --
                                          -----------------
    End of year                              $    22,032
                                          -----------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                   $        --
                                          -----------------
NUMBER OF TRUST SHARES:
    Sold                                           1,920
    Issued on reinvestment of dividends
      and distributions                               --
    Redeemed                                        (108)
                                          -----------------
    Net increase (decrease) in shares
      outstanding                                  1,812
                                          -----------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Funds

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Century Fund ("Century"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Socially Responsive Fund ("Socially Responsive"), and Neuberger Berman Technology Fund ("Technology") (collectively, the "Funds") are separate operating series of Neuberger Berman Equity Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Century, Millennium, Regency, and Technology had no operations until December 6, 1999, October 20, 1998, June 1, 1999, and
   May 1, 2000, respectively, other than matters relating to their organization and registration as diversified, open-end management investment companies under the 1940 Act, and registration of their shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Equity Managers Trust (Global Managers Trust with respect to International) (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (95.19%, 83.84%, 40.45%, 70.76%, 97.81%, 89.11%, 94.12%, 76.37%, 30.50%,
   78.57%, and 89.92%, for Century, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology, respectively, at August 31, 2000). On November 16, 1999, 63.72% of Neuberger Berman Socially Responsive Portfolio was held by another regulated investment company, which redeemed its interest in the Portfolio through a redemption in kind on that date. Neuberger Berman Management Inc. ("Management") carried out this transaction in a way that minimized the effect on the Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, and Socially Responsive to continue to and the intention of Century and Technology to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($2,554,648 and $823,557, expiring in 2008 for Century and Socially Responsive, respectively, determined as of August 31, 2000), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

6) REDEMPTION OF FUND SHARES: Technology charges a 2% redemption fee on shares redeemed or exchanged for shares of another fund within 180 days or less of the purchase date. All redemption fees are paid to and recorded by Technology as Paid-in capital. For the year ended August 31, 2000, Technology received $2,650 in redemption fees.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.26% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   Management has contractually undertaken to reimburse Century, Regency, and Technology and voluntarily undertaken to reimburse International and Millennium for their operating expenses plus their pro rata portion of their corresponding Portfolio's operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 1.50%, 1.50%, 2.00%, 1.70%, and 1.75%, respectively, per annum of their average daily net assets (each an "Expense Limitation"). The undertakings for International and Millennium are subject to termination by Management upon at least 60 days' prior written notice to the Fund. Millennium has agreed to repay Management through December 31, 2000, for its excess Operating Expenses previously reimbursed by Management through December 31, 1999, so long as Millennium's annual Operating Expenses during that period do not exceed its Expense Limitation. For the year ended August 31, 2000, Millennium reimbursed Management $102,478 under this agreement. At August 31, 2000, Millennium has no remaining contingent liability to Management under the agreement. For the year ended August 31, 2000, there was no reimbursement to International by Management. For Century, Regency, and Technology, Management has contractually undertaken to reimburse any excess Operating Expenses through December 31, 2002, December 31, 2002, and
December 31, 2003, respectively. For the year ended August 31, 2000, such excess expenses amounted to $56,499, $62,715, and $96,162, for Century, Regency, and Technology, respectively. Century, Regency, and Technology each have agreed to repay Management through December 31, 2005, December 31, 2005, and December 31, 2006, respectively, for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2000, neither Century, Regency, nor Technology reimbursed Management.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   Each Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $694, $4,372, $1,186, $18,831, $4,121, $1,314, $8,936, $23,732,
$789, $523, and $119, for Century, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 2000, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                  ADDITIONS        REDUCTIONS
-------------------------------------------------------------------------------
CENTURY                                          $ 39,596,000    $    2,594,000
FOCUS                                             127,351,000       214,763,000
GENESIS                                            46,002,000       305,114,000
GUARDIAN                                              694,000     1,174,195,000
INTERNATIONAL                                     413,378,000       378,450,000
MANHATTAN                                         252,742,000       135,562,000
MILLENNIUM                                        239,122,000        75,393,000
PARTNERS                                           29,122,000       880,018,000
REGENCY                                             5,869,000         5,417,000
SOCIALLY RESPONSIVE                                18,757,000        32,913,000
TECHNOLOGY                                         18,562,000           713,000

   At August 31, 2000, Neuberger Berman International Portfolio's cost of investments for U.S. Federal income tax purposes was $151,343,000. Gross unrealized appreciation of investments was $43,312,000 and gross unrealized depreciation of investments was $5,782,000, resulting in net unrealized appreciation of $37,530,000, based on cost for U.S. Federal income tax purposes.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Century Fund(1)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                 Period from
                                             December 6, 1999 (2)
                                                to August 31,
                                                     2000
                                             --------------------
Net Asset Value, Beginning of Period                $10.00
                                             --------------------
Income From Investment Operations
    Net Investment Loss                               (.05)
    Net Gains or Losses on Securities
     (both realized and unrealized)                   3.49
                                             --------------------
      Total From Investment Operations                3.44
                                             --------------------
Net Asset Value, End of Period                      $13.44
                                             --------------------
Total Return(3)(4)                                  +34.40%
                                             --------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                      $ 43.6
                                             --------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)(6)                                 1.50%
                                             --------------------
    Ratio of Net Expenses to Average Net
     Assets(6)(7)                                     1.50%
                                             --------------------
    Ratio of Net Investment Loss to
     Average Net Assets(6)                            (.81%)
                                             --------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
Net Asset Value, Beginning of Year           $  36.25    $  27.79    $  38.89    $  28.46    $  28.88
                                             --------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                 (.01)        .02         .10         .08         .19
    Net Gains or Losses on Securities
     (both realized and unrealized)             19.69       10.50       (6.21)      12.00         .85
                                             --------------------------------------------------------
      Total From Investment Operations          19.68       10.52       (6.11)      12.08        1.04
                                             --------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     (.01)       (.09)       (.06)       (.22)       (.11)
    Distributions (from net capital
     gains)                                     (5.31)      (1.97)      (4.93)      (1.43)      (1.35)
                                             --------------------------------------------------------
      Total Distributions                       (5.32)      (2.06)      (4.99)      (1.65)      (1.46)
                                             --------------------------------------------------------
Net Asset Value, End of Year                 $  50.61    $  36.25    $  27.79    $  38.89    $  28.46
                                             --------------------------------------------------------
Total Return(3)                                +59.29%     +38.09%     -17.37%     +43.92%      +3.70%
                                             --------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $1,996.4    $1,326.6    $1,119.9    $1,411.9    $1,071.4
                                             --------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                .85%        .85%        .84%        .86%        .89%
                                             --------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                       .84%        .85%        .84%        .86%        .89%
                                             --------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets                (.02%)       .03%        .27%        .21%        .69%
                                             --------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                          Year Ended August 31,
                                              2000      1999       1998       1997      1996
                                             ------------------------------------------------
Net Asset Value, Beginning of Year           $14.39    $12.47    $  15.55    $10.91    $ 9.52
                                             ------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                 --       .11         .11      (.01)     (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)            3.69      2.27       (3.00)     4.80      1.95
                                             ------------------------------------------------
      Total From Investment Operations         3.69      2.38       (2.89)     4.79      1.94
                                             ------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.08)     (.12)         --        --        --
    Distributions (from net capital
     gains)                                      --      (.34)       (.19)     (.15)     (.55)
                                             ------------------------------------------------
      Total Distributions                      (.08)     (.46)       (.19)     (.15)     (.55)
                                             ------------------------------------------------
Net Asset Value, End of Year                 $18.00    $14.39    $  12.47    $15.55    $10.91
                                             ------------------------------------------------
Total Return(3)                              +25.79%   +19.20%     -18.82%   +44.32%   +21.32%
                                             ------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $749.0    $851.3    $1,079.1    $718.1    $195.4
                                             ------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             1.21%     1.17%       1.11%     1.17%     1.28%
                                             ------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                    1.21%     1.17%       1.10%(7)   1.16%(7)   1.28%(7)
                                             ------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets              (.02%)     .61%        .72%     (.08%)    (.18%)
                                             ------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
Net Asset Value, Beginning of Year           $  22.72    $  21.32    $  31.41    $  23.78    $  23.61
                                             --------------------------------------------------------
Income From Investment Operations
    Net Investment Income                         .14         .18         .18         .15         .31
    Net Gains or Losses on Securities
     (both realized and unrealized)              2.99        5.29       (6.09)       8.96         .90
                                             --------------------------------------------------------
      Total From Investment Operations           3.13        5.47       (5.91)       9.11        1.21
                                             --------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     (.15)       (.16)       (.18)       (.24)       (.28)
    Distributions (from net capital
     gains)                                     (5.48)      (3.91)      (4.00)      (1.24)       (.76)
                                             --------------------------------------------------------
      Total Distributions                       (5.63)      (4.07)      (4.18)      (1.48)      (1.04)
                                             --------------------------------------------------------
Net Asset Value, End of Year                 $  20.22    $  22.72    $  21.32    $  31.41    $  23.78
                                             --------------------------------------------------------
Total Return(3)                                +16.84%     +26.12%     -20.80%     +39.69%      +5.27%
                                             --------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $2,713.2    $3,441.0    $4,210.8    $6,475.1    $4,905.2
                                             --------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                .84%        .82%        .79%        .80%        .82%
                                             --------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                       .84%        .82%        .79%        .80%        .82%
                                             --------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                           .64%        .70%        .59%        .55%       1.37%
                                             --------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
Net Asset Value, Beginning of Year             $16.76      $13.85      $14.83      $11.91      $10.70
                                             --------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                 (.07)       (.08)       (.03)         --         .01
    Net Gains or Losses on Securities
     (both realized and unrealized)              4.35        3.00        (.81)       2.94        1.24
                                             --------------------------------------------------------
      Total From Investment Operations           4.28        2.92        (.84)       2.94        1.25
                                             --------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     (.01)         --          --        (.02)       (.04)
    Distributions (from net capital
     gains)                                      (.21)       (.01)       (.14)         --          --
                                             --------------------------------------------------------
      Total Distributions                        (.22)       (.01)       (.14)       (.02)       (.04)
                                             --------------------------------------------------------
Net Asset Value, End of Year                   $20.82      $16.76      $13.85      $14.83      $11.91
                                             --------------------------------------------------------
Total Return(3)                                +25.43%     +21.09%      -5.69%     +24.71%     +11.73%
                                             --------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                                 $193.7      $112.5      $125.5      $115.4      $ 57.0
                                             --------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                               1.43%       1.61%       1.71%       1.70%       1.70%
                                             --------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                      1.43%       1.61%(7)     1.70%(7)     1.70%(7)     1.70%(7)
                                             --------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets                (.33%)      (.43%)      (.24%)      (.02%)       .24%
                                             --------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                          Year Ended August 31,
                                               2000       1999      1998      1997      1996
                                             ------------------------------------------------
Net Asset Value, Beginning of Year           $  12.07    $ 9.42    $14.51    $11.94    $13.27
                                             ------------------------------------------------
Income From Investment Operations
    Net Investment Loss                          (.08)     (.06)     (.05)     (.03)     (.04)
    Net Gains or Losses on Securities
     (both realized and unrealized)             10.22      3.54     (1.20)     4.26      (.33)
                                             ------------------------------------------------
      Total From Investment Operations          10.14      3.48     (1.25)     4.23      (.37)
                                             ------------------------------------------------
Less Distributions
    Distributions (from net capital
     gains)                                     (1.20)     (.83)    (3.84)    (1.66)     (.96)
                                             ------------------------------------------------
Net Asset Value, End of Year                 $  21.01    $12.07    $ 9.42    $14.51    $11.94
                                             ------------------------------------------------
Total Return(3)                                +87.89%   +37.40%   -11.02%   +38.75%    -2.91%
                                             ------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $1,178.6    $566.0    $476.6    $570.4    $516.2
                                             ------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                .92%     1.00%      .95%      .99%      .98%
                                             ------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                       .92%     1.00%      .94%      .98%      .98%
                                             ------------------------------------------------
    Ratio of Net Investment Loss to
     Average Net Assets                          (.52%)    (.50%)    (.42%)    (.20%)    (.27%)
                                             ------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                          Period from
                                                                      October 20, 1998(2)
                                             Year Ended August 31,       to August 31,
                                                     2000                    1999
                                             --------------------------------------------
Net Asset Value, Beginning of Year                  $19.49                   $10.00
                                             --------------------------------------------
Income From Investment Operations
    Net Investment Loss                               (.24)                    (.10)
    Net Gains or Losses on Securities
     (both realized and unrealized)                  18.61                     9.59
                                             --------------------------------------------
      Total From Investment Operations               18.37                     9.49
                                             --------------------------------------------
Less Distributions
    Distributions (from net capital
     gains)                                          (1.84)                      --
                                             --------------------------------------------
Net Asset Value, End of Year                        $36.02                   $19.49
                                             --------------------------------------------
Total Return(3)                                     +96.88%                  +94.90%(4)
                                             --------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                                      $315.5                   $ 66.4
                                             --------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                    1.38%                    1.76%(6)
                                             --------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                        1.38%                    1.75%(6)
                                             --------------------------------------------
    Ratio of Net Investment Loss to
     Average Net Assets                               (.94%)                  (1.23%)(6)
                                             --------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
Net Asset Value, Beginning of Year           $  26.42    $  22.97    $  31.60    $  23.88    $  23.72
                                             --------------------------------------------------------
Income From Investment Operations
    Net Investment Income                         .19         .27         .23         .19         .22
    Net Gains or Losses on Securities
     (both realized and unrealized)              1.81        5.59       (2.83)      10.36        2.84
                                             --------------------------------------------------------
      Total From Investment Operations           2.00        5.86       (2.60)      10.55        3.06
                                             --------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     (.29)         --        (.19)       (.22)       (.20)
    Distributions (from net capital
     gains)                                     (3.10)      (2.41)      (5.84)      (2.61)      (2.70)
                                             --------------------------------------------------------
      Total Distributions                       (3.39)      (2.41)      (6.03)      (2.83)      (2.90)
                                             --------------------------------------------------------
Net Asset Value, End of Year                 $  25.03    $  26.42    $  22.97    $  31.60    $  23.88
                                             --------------------------------------------------------
Total Return(3)                                 +8.51%     +26.08%     -10.03%     +47.11%     +13.86%
                                             --------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $2,191.8    $2,854.4    $2,812.7    $3,103.7    $1,871.9
                                             --------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                .84%        .82%        .80%        .81%        .84%
                                             --------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                       .84%        .82%        .80%        .81%        .84%
                                             --------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                           .60%        .94%        .78%        .72%        .93%
                                             --------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Regency Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                             Period from
                                             Year Ended    June 1, 1999(2)
                                             August 31,     to August 31,
                                                2000            1999
                                             -----------------------------
Net Asset Value, Beginning of Year             $ 9.82           $10.00
                                             -----------------------------
Income From Investment Operations
    Net Investment Income                          --              .01
    Net Gains or Losses on Securities
     (both realized and unrealized)              3.38             (.19)
                                             -----------------------------
      Total From Investment Operations           3.38             (.18)
                                             -----------------------------
Less Distributions
    Dividends (from net investment
     income)                                     (.02)              --
    Distributions (from net capital
     gains)                                      (.16)              --
                                             -----------------------------
      Total Distributions                        (.18)              --
                                             -----------------------------
Net Asset Value, End of Year                   $13.02           $ 9.82
                                             -----------------------------
Total Return(3)                                +34.95%           -1.80%(4)
                                             -----------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                                 $ 10.9           $  7.9
                                             -----------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                               1.51%            1.51%(6)
                                             -----------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                   1.50%            1.50%(6)
                                             -----------------------------
    Ratio of Net Investment Income to
     Average Net Assets                            --              .66%(6)
                                             -----------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                         Year Ended August 31,
                                              2000      1999      1998      1997      1996
                                             ----------------------------------------------
Net Asset Value, Beginning of Year           $21.33    $16.32    $17.79    $13.88    $11.84
                                             ----------------------------------------------
Income From Investment Operations
    Net Investment Income                        --       .02       .07       .03       .02
    Net Gains or Losses on Securities
     (both realized and unrealized)             .57      5.94     (1.11)     4.33      2.35
                                             ----------------------------------------------
      Total From Investment Operations          .57      5.96     (1.04)     4.36      2.37
                                             ----------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.02)     (.07)     (.03)     (.03)     (.02)
    Distributions (from net capital
     gains)                                    (.87)     (.88)     (.40)     (.42)     (.31)
                                             ----------------------------------------------
      Total Distributions                      (.89)     (.95)     (.43)     (.45)     (.33)
                                             ----------------------------------------------
Net Asset Value, End of Year                 $21.01    $21.33    $16.32    $17.79    $13.88
                                             ----------------------------------------------
Total Return(3)                               +2.96%   +37.09%    -6.02%   +31.96%   +20.19%
                                             ----------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $107.6    $118.9    $ 82.5    $ 59.7    $ 32.9
                                             ----------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             1.12%     1.10%     1.10%     1.49%     1.50%
                                             ----------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                    1.12%     1.10%     1.10%     1.48%(7)   1.50%(7)
                                             ----------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         .01%      .12%      .43%      .23%      .19%
                                             ----------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Technology Fund(1)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                              Period from
                                             May 1, 2000(2)
                                             to August 31,
                                                  2000
                                             --------------
Net Asset Value, Beginning of Period             $10.00
                                             --------------
Income From Investment Operations
    Net Investment Loss                            (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)                2.17
                                             --------------
      Total From Investment Operations             2.16
                                             --------------
Net Asset Value, End of Period                   $12.16
                                             --------------
Total Return(3)(4)                               +21.60%
                                             --------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                   $ 22.0
                                             --------------
    Ratio of Gross Expenses to Average
     Net Assets(5)(6)                              2.00%
                                             --------------
    Ratio of Net Expenses to Average Net
     Assets(6)(7)                                  2.00%
                                             --------------
    Ratio of Net Investment Loss to
     Average Net Assets(4)                         (.12%)
                                             --------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Funds
1) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For Century, International, Millennium, Regency, Socially Responsive, and Technology total return would have been lower if Management had not reimbursed certain expenses. For Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) Had the investment manager not waived a portion of the management fee borne directly by Neuberger Berman Genesis Portfolio the annualized ratios of net expenses to average daily net assets would have been:

                                                  Year Ended August 31,
                                                 1998     1997     1996
------------------------------------------------------------------------
Net Expenses                                     1.12%    1.26%    1.38%
                                                 -----------------------

      After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                     Period from
                                                 December 6, 1999 to
                                                     August 31,
CENTURY                                                 2000
--------------------------------------------------------------------
Net Expenses                                            1.76%
                                                 -------------------

                                                 Year Ended
                                                 August 31,
INTERNATIONAL                                       1996
-----------------------------------------------------------
Net Expenses                                       2.28%
                                                 ----------

                                                     Period from
                                                 October 20, 1998 to
                                                     August 31,
MILLENNIUM                                              1999
--------------------------------------------------------------------
Net Expenses                                            2.13%
                                                 -------------------

                                                                 Period from
                                                 Year Ended    June 1, 1999 to
                                                 August 31,      August 31,
REGENCY                                             2000            1999
------------------------------------------------------------------------------
Net Expenses                                       2.22%            8.38%
                                                 -----------------------------

                                                  Period from
                                                 May 1, 2000 to
                                                   August 31,
TECHNOLOGY                                            2000
---------------------------------------------------------------
Net Expenses                                         3.92%
                                                 --------------

      After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                 Year Ended
                                                 August 31,
SOCIALLY RESPONSIVE                                 1996
-----------------------------------------------------------
Net Expenses                                       1.69%
                                                 ----------

      Had International not reimbursed Management, the annualized ratios of net expenses to average daily net assets would have been:

                                                  Year Ended August 31,
                                                 1999     1998     1997
------------------------------------------------------------------------
Net Expenses                                     1.59%    1.61%    1.69%
                                                 -----------------------

      Had Millennium not reimbursed Management, as described in Note B of Notes to Financial Statements, the annualized ratio of net expenses to average daily net assets would have been:

                                                 Year Ended
                                                 August 31,
                                                    2000
-----------------------------------------------------------
Net Expenses                                       1.33%
                                                 ----------

      Had Socially Responsive not reimbursed Management, the annualized ratio of net expenses to average daily net assets would have been:

                                                 Year Ended
                                                 August 31,
                                                    1997
-----------------------------------------------------------
Net Expenses                                       1.20%
                                                 ----------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger Berman Equity Funds and
Shareholders of Neuberger Berman Century Fund,
Neuberger Berman Manhattan Fund,
Neuberger Berman Millennium Fund,
Neuberger Berman Regency Fund,
Neuberger Berman Socially Responsive Fund and
Neuberger Berman Technology Fund

   In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, Neuberger Berman Socially Responsive Fund, and Neuberger Berman Technology Fund (collectively the "Funds") at August 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 9, 2000

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund and
Neuberger Berman Partners Fund

   We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, and Neuberger Berman Partners Fund, five of the series constituting the Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Equity Funds at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 2, 2000

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Century Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Oracle Corp.                                    3.3%
 2.  Nortel Networks                                 3.1%
 3.  Cisco Systems                                   2.8%
 4.  General Electric                                2.7%
 5.  Sun Microsystems                                2.7%
 6.  Amgen, Inc.                                     2.7%
 7.  EMC Corp.                                       2.5%
 8.  Gemstar-TV Guide International                  2.3%
 9.  Analog Devices                                  2.2%
10.  Intel Corp.                                     2.1%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (97.2%)
BASIC MATERIALS (1.1%)
          8,800        Kimberly-Clark                       $   515
                                                            -------
BUSINESS SERVICES (2.8%)
         10,400        Amdocs Ltd.                              743(2)
          8,900        Automatic Data Processing                531
                                                            -------
                                                              1,274
                                                            -------
CAPITAL EQUIPMENT (4.8%)
         21,300        General Electric                       1,250
         16,300        Tyco International                       929
                                                            -------
                                                              2,179
                                                            -------
COMMUNICATIONS EQUIPMENT (12.9%)
         18,600        Cisco Systems                          1,277(2)
          5,900        Comverse Technology                      543(2)
          7,040        JDS Uniphase                             876(2)
          4,000        Juniper Networks                         855(2)
         19,900        Nokia Corp. ADR                          894
         17,400        Nortel Networks                        1,419
                                                            -------
                                                              5,864
                                                            -------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMPUTER RELATED (6.4%)
          2,400        Brocade Communications Systems       $   542(2)
         11,600        EMC Corp.                              1,137(2)
          9,800        Sun Microsystems                       1,244(2)
                                                            -------
                                                              2,923
                                                            -------
ENERGY (5.1%)
         13,700        Anadarko Petroleum                       901
          6,725        Calpine Corp.                            666(2)
          8,900        Enron Corp.                              755
                                                            -------
                                                              2,322
                                                            -------
ENERGY SERVICES & EQUIPMENT (2.5%)
          5,400        Cooper Cameron                           420(2)
          8,300        Schlumberger Ltd.                        708
                                                            -------
                                                              1,128
                                                            -------
FINANCIAL SERVICES (5.2%)
          7,900        Capital One Financial                    476
         12,800        Charles Schwab                           489
         12,000        Citigroup Inc.                           701
          4,900        Merrill Lynch                            710
                                                            -------
                                                              2,376
                                                            -------
FOOD & BEVERAGE (1.3%)
          7,700        Anheuser-Busch                           607
                                                            -------
HEALTH CARE (12.4%)
         16,400        Amgen, Inc.                            1,243(2)
         12,100        Bristol-Myers Squibb                     641
          3,700        Genentech, Inc.                          705(2)
         10,200        MedImmune, Inc.                          858(2)
          9,200        Merck & Co.                              643
          8,500        PE Corp.-PE Biosystems Group             836
         17,025        Pfizer Inc.                              737
                                                            -------
                                                              5,663
                                                            -------
INTERNET (7.4%)
         11,100        CMG Information Services                 497(2)
         11,500        Gemstar-TV Guide International         1,038(2)

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          Century Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         15,900        Intuit Inc.                          $   952(2)
          4,100        Time Warner                              350
          4,600        Yahoo! Inc.                              559(2)
                                                            -------
                                                              3,396
                                                            -------
MEDIA (4.0%)
         12,314        Clear Channel Communications             891(2)
         10,300        Univision Communications                 455(2)
          7,000        Viacom Inc. Class B                      471(2)
                                                            -------
                                                              1,817
                                                            -------
RETAIL (3.4%)
          7,900        Best Buy                                 488(2)
         11,800        Tiffany & Co.                            491
         12,200        Wal-Mart Stores                          579
                                                            -------
                                                              1,558
                                                            -------
SEMICONDUCTORS (9.2%)
         10,000        Analog Devices                         1,005(2)
          7,000        Applied Materials                        604(2)
          2,100        Broadcom Corp.                           525(2)
         13,100        Intel Corp.                              981
          5,300        Micron Technology                        433(2)
          2,800        PMC-Sierra                               661(2)
                                                            -------
                                                              4,209
                                                            -------
SOFTWARE (10.0%)
         11,500        Bea Systems                              783(2)
          3,600        Check Point Software
                        Technologies                            525(2)
         16,800        Oracle Corp.                           1,528(2)
          7,600        Rational Software                        978(2)
          6,300        VERITAS Software                         759(2)
                                                            -------
                                                              4,573
                                                            -------
SYSTEMS & COMPONENTS (3.2%)
          8,600        Flextronics International                717(2)
          6,300        Sanmina Corp.                            743(2)
                                                            -------
                                                              1,460
                                                            -------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

TELECOMMUNICATIONS (5.5%)
          5,200        Level 3 Communications               $   453(2)
         15,800        Metromedia Fiber Network                 631(2)
          7,800        Nextel Communications                    432(2)
         12,200        Qwest Communications
                        International                           630(2)
          3,400        VoiceStream Wireless                     383(2)
                                                            -------
                                                              2,529
                                                            -------
                       TOTAL COMMON STOCKS (COST
                        $34,690)                             44,393
                                                            -------

      Principal
       Amount
---------------------
REPURCHASE AGREEMENTS (3.0%)
     $1,393,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $1,393,255, Collateralized by
                        $1,405,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $1,439,112)
                         (COST $1,393)                      1,393(3)
                                                          -------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000
--------------------------------------------------------------------------------

          Century Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (0.9%)
     $  401,885        N&B Securities Lending Quality
                        Fund, LLC  (COST $402)              $   402(3)
                                                            -------
                       TOTAL INVESTMENTS (101.1%)
                        (COST $36,485)                       46,188(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(1.1%)]                               (518)
                                                            -------
                       TOTAL NET ASSETS (100.0%)            $45,670
                                                            -------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                 10.5%
 2.  Rational Software                               7.9%
 3.  Morgan Stanley Dean Witter                      7.4%
 4.  Capital One Financial                           7.0%
 5.  Providian Financial                             6.6%
 6.  Countrywide Credit Industries                   5.9%
 7.  Chase Manhattan                                 5.0%
 8.  FleetBoston Financial                           4.3%
 9.  Wellpoint Health Networks                       4.0%
10.  Compaq Computer                                 3.2%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (97.8%)
FINANCIAL SERVICES (50.9%)
       2,767,500       Capital One Financial              $  166,915
       2,122,500       Chase Manhattan                       118,595
       4,244,500       Citigroup Inc.                        247,773
       3,687,400       Countrywide Credit Industries         139,660
       2,380,000       FleetBoston Financial                 101,596
         440,000       Hartford Financial Services
                        Group                                 29,315
       1,626,000       Morgan Stanley Dean Witter            174,896
       1,745,000       Nationwide Financial Services          69,582(5)
       1,366,000       Providian Financial                   157,005
                                                          ----------
                                                           1,205,337
                                                          ----------
HEALTH CARE (5.0%)
       1,360,000       Foundation Health Systems              23,885(2)
       1,098,000       Wellpoint Health Networks              94,771(2)
                                                          ----------
                                                             118,656
                                                          ----------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
RETAIL (8.9%)
       1,025,000       American Eagle Outfitters          $   30,558(2)
       3,500,000       Furniture Brands International         56,437(2)(5)
       2,510,000       Jones Apparel Group                    61,495(2)
         369,500       Neiman Marcus Group Class B            11,639(2)
         970,000       Pacific Sunwear of California          12,913(2)
       2,040,000       TJX Cos.                               38,378
                                                          ----------
                                                             211,420
                                                          ----------
TECHNOLOGY (33.0%)
       1,285,000       Amkor Technology                       43,851(2)
       1,560,000       Atmel Corp.                            31,200(2)
       2,235,000       Compaq Computer                        76,130
         885,000       Cypress Semiconductor                  43,752(2)
       2,340,000       Gartner Group Class A                  31,005(2)
         845,000       International Rectifier                53,182(2)
         700,000       Lattice Semiconductor                  54,513(2)
         807,000       Microchip Technology                   54,926(2)
         713,000       Oracle Corp.                           64,838(2)
         165,000       Photronics, Inc.                        4,837(2)(5)
       1,458,000       Rational Software                     187,626(2)
       1,313,500       Tech Data                              67,809(2)
       1,875,000       WorldCom, Inc.                         68,438(2)
                                                          ----------
                                                             782,107
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $1,126,849)                        2,317,520
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000
--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (1.2%)
     $28,494,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $28,499,208, Collateralized
                        by $28,655,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $29,350,715)  (COST $28,494)      $   28,494(3)
                                                          ----------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (0.4%)
     $10,008,312       N&B Securities Lending Quality
                        Fund, LLC  (COST $10,008)         $   10,008(3)
                                                          ----------
                       TOTAL INVESTMENTS (99.4%)
                        (COST $1,165,351)                  2,356,022(4)
                       Cash, receivables and other
                        assets, less liabilities
                        (0.6%)                                14,236
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $2,370,258
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  National-Oilwell                                2.7%
 2.  Zebra Technologies                              2.5%
 3.  Dallas Semiconductor                            2.4%
 4.  Newport News Shipbuilding                       2.4%
 5.  Alliant Techsystems                             2.2%
 6.  AptarGroup Inc.                                 2.2%
 7.  Mutual Risk Management                          2.1%
 8.  Fair, Isaac & Co.                               2.1%
 9.  Trigon Healthcare                               2.0%
10.  United Stationers                               1.7%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (94.7%)
AEROSPACE (1.9%)
       1,427,050       AAR Corp.                          $   16,054(5)
         754,100       Aviall Inc.                             4,525(2)(5)
         248,750       Ducommun Inc.                           3,607(2)
         329,700       Moog, Inc. Class A                     10,715(2)
                                                          ----------
                                                              34,901
                                                          ----------
AUTOMOTIVE (0.8%)
         674,100       Donaldson Co.                          14,240
                                                          ----------
BANKING & FINANCIAL (8.2%)
       1,347,400       Banknorth Group                        22,064
         745,600       Cullen/Frost Bankers                   23,114
         100,000       Haven Bancorp                           2,662
         331,400       Highland Bancorp                        8,368(5)
         178,199       Hudson United Bancorp                   4,488
          28,200       M&T Bank                               13,668
         195,800       MBIA, Inc.                             12,874
         532,100       OceanFirst Financial                   10,975
         125,000       Queens County Bancorp                   3,297
         130,000       Richmond County Financial               2,616

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

       1,031,975       Sterling Bancshares                $   14,625
         317,350       Texas Regional Bancshares               8,092
       1,014,100       Webster Financial                      25,004
                                                          ----------
                                                             151,847
                                                          ----------
BUILDING, CONSTRUCTION & FURNISHING (0.9%)
         238,300       Lincoln Electric Holdings               3,485
         298,500       Simpson Manufacturing                  14,030(2)
                                                          ----------
                                                              17,515
                                                          ----------
BUSINESS SERVICES (0.1%)
         789,400       SOS Staffing Services                   2,171(2)(5)
                                                          ----------
CONSUMER CYCLICALS (0.4%)
         226,300       Valassis Communications                 6,534(2)
                                                          ----------
CONSUMER PRODUCTS & SERVICES (5.3%)
         854,700       Alberto-Culver Class A                 20,513
         560,238       Block Drug                             22,690
       1,353,200       Church & Dwight                        24,273
         396,000       Matthews International                 11,484
       1,105,200       Ruddick Corp.                          13,539
         475,500       The First Years                         5,230
                                                          ----------
                                                              97,729
                                                          ----------
DEFENSE (5.6%)
         532,800       Alliant Techsystems                    41,059(2)(5)
       1,062,700       Newport News Shipbuilding              45,165
         729,300       Primex Technologies                    17,685(5)
                                                          ----------
                                                             103,909
                                                          ----------
ELECTRONICS (4.2%)
         334,100       Benchmark Electronics                  17,394(2)
       1,092,000       Dallas Semiconductor                   45,181

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         151,800       SCI Systems                        $    9,374(2)
          49,600       Technitrol, Inc.                        6,324
                                                          ----------
                                                              78,273
                                                          ----------
ENERGY (3.7%)
         677,300       Cabot Oil & Gas                        13,546
         655,200       Cross Timbers Oil                      17,322
         808,290       Swift Energy                           23,390(2)
         894,500       Unit Corp.                             13,976(2)
                                                          ----------
                                                              68,234
                                                          ----------
FINANCIAL TECHNOLOGY (2.4%)
         839,500       Fair, Isaac & Co.                      38,565(5)
         123,900       Investment Technology Group             5,947(2)
                                                          ----------
                                                              44,512
                                                          ----------
HEALTH CARE (9.9%)
         148,000       Acuson Corp.                            2,128(2)
         303,700       Charles River Laboratories
                        International                          8,333(2)
         286,500       Datascope Corp.                        10,099
         669,300       DENTSPLY International                 22,338
       1,105,800       Haemonetics Corp.                      27,852(2)
       1,191,100       Mentor Corp.                           25,236(5)
       1,138,800       Patterson Dental                       27,047(2)
         198,700       STAAR Surgical                          3,316(2)
         714,000       Trigon Healthcare                      36,860(2)
         280,600       Universal Health Services
                        Class B                               19,852(2)
                                                          ----------
                                                             183,061
                                                          ----------
INDUSTRIAL & COMMERCIAL PRODUCTS (7.4%)
         615,500       Brady Corp.                            17,811
         733,700       Dionex Corp.                           21,644(2)
         689,600       IDEX Corp.                             20,947
       1,247,600       Kaydon Corp.                           27,525
         645,800       Roper Industries                       20,908
       2,135,300       Wallace Computer Services              24,823(5)
         207,650       Woodhead Industries                     4,101
                                                          ----------
                                                             137,759

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
                                                          ----------
INSURANCE (8.5%)
         949,200       Annuity and Life Re                $   24,916
         514,200       Brown & Brown                          13,723
         652,800       FBL Financial Group                     9,629
         698,600       HCC Insurance Holdings                 14,758
       1,822,500       Mutual Risk Management                 38,728
         579,500       PartnerRe Ltd.                         24,303
         891,500       Scottish Annuity & Life
                        Holdings                               8,135(5)
         878,600       W. R. Berkley                          23,283
                                                          ----------
                                                             157,475
                                                          ----------
INTERMEDIATES (0.8%)
         612,900       Delta & Pine Land                      14,978
                                                          ----------
LODGING (0.2%)
         441,700       Prime Hospitality                       4,583(2)
                                                          ----------
MACHINERY & EQUIPMENT (0.5%)
         612,120       Gardner Denver Machinery                8,914(2)
                                                          ----------
OFFICE EQUIPMENT (1.7%)
         977,800       United Stationers                      31,717(2)
                                                          ----------
OIL SERVICES (9.4%)
         302,700       Cal Dive International                 17,405(2)
         651,600       Friede Goldman Halter                   3,665(2)
         978,800       Global Industries                      12,174(2)
         320,400       Nabors Industries                      15,239(2)
       1,467,278       National-Oilwell                       50,896(2)
         798,400       Oceaneering International              13,922(2)
         781,600       Offshore Logistics                     13,580(2)
         767,300       Pride International                    18,895(2)
          33,500       Smith International                     2,663(2)
         345,600       UTI Energy                             12,874(2)
         631,000       Varco International                    12,739(2)
                                                          ----------
                                                             174,052
                                                          ----------
PACKING & CONTAINERS (2.2%)
       1,723,900       AptarGroup Inc.                        40,188
                                                          ----------

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
PUBLISHING & BROADCASTING (1.0%)
         258,300       Houghton Mifflin                   $   12,705
         232,900       Meredith Corp.                          6,361
                                                          ----------
                                                              19,066
                                                          ----------
RESTAURANTS (1.1%)
         650,050       Brinker International                  20,639(2)
                                                          ----------
RETAILING (4.7%)
          28,224       99 Cents Only Stores                    1,268(2)
         212,800       Ann Taylor Stores                       7,661(2)
       1,299,900       Claire's Stores                        25,592
         693,900       Linens 'n Things                       18,735(2)
         181,500       Payless ShoeSource                      9,688(2)
         575,000       ShopKo Stores                           6,577(2)
         360,300       Whole Foods Market                     18,195(2)
                                                          ----------
                                                              87,716
                                                          ----------
TECHNOLOGY (11.4%)
         847,500       Analysts International                  7,045
         442,200       Black Box                              26,311(2)
         496,200       CACI International                     11,164(2)
       1,453,200       CIBER, Inc.                            14,986(2)
         807,900       Davox Corp.                            10,200(2)(5)
       1,085,500       Electronics for Imaging                28,223(2)
         565,000       InterVoice-Brite                        7,027(2)
         126,400       Jack Henry & Associates                 5,609
         238,500       Keane, Inc.                             4,129(2)
         389,000       Kronos Inc.                            14,539(2)
         625,000       META Group                              9,062(5)
         625,400       MICROS Systems                         10,984(2)
          10,800       Power Intergrations                       184(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         289,200       SBS Technologies                   $   14,912(2)
         859,400       Zebra Technologies                     46,408(2)
                                                          ----------
                                                             210,783
                                                          ----------
TRANSPORTATION (1.8%)
         869,900       Circle International Group             31,153
         213,600       Maritrans Inc.                          1,228
                                                          ----------
                                                              32,381
                                                          ----------
UTILITIES, ELECTRIC & GAS (0.6%)
         144,900       Montana Power                           5,225
         183,500       NUI Corp.                               5,517
                                                          ----------
                                                              10,742
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $1,439,732)                        1,753,919
                                                          ----------

      Principal
       Amount
---------------------
---------------------                                   ---------------
REPURCHASE AGREEMENTS (2.3%)
     $42,140,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $42,147,702, Collateralized
                        by $42,380,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $43,408,944)  (COST $42,140)         42,140(3)
                                                         ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (5.2%)
     $30,000,000       Prudential Funding Corp.,
                        6.48%, due 9/5/00                 $   29,978
      30,000,000       American Express Credit Corp.,
                        6.46%, due 9/7/00                     29,968
      36,226,183       N&B Securities Lending Quality
                        Fund, LLC                             36,226
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $96,172)                        96,172(3)
                                                          ----------
                       TOTAL INVESTMENTS (102.2%)
                        (COST $1,578,044)                  1,892,231(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(2.2%)]                             (41,103)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,851,128
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Wellpoint Health Networks                       3.8%
 2.  Citigroup Inc.                                  3.3%
 3.  Exxon Mobil                                     2.9%
 4.  Gateway Inc.                                    2.8%
 5.  Capital One Financial                           2.7%
 6.  News Corp. ADR                                  2.7%
 7.  SCI Systems                                     2.6%
 8.  Chase Manhattan                                 2.5%
 9.  Wells Fargo                                     2.4%
10.  Lexmark International Group                     2.4%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (83.7%)
BANKING & FINANCIAL (5.5%)
         402,400       Bank of America                    $   21,554
       1,745,600       Chase Manhattan                        97,535
       2,132,000       Wells Fargo                            92,076
                                                          ----------
                                                             211,165
                                                          ----------
BASIC MATERIALS (3.3%)
       2,090,000       Cabot Corp.                            77,330
       1,424,000       Dow Chemical                           37,291
         250,700       duPont                                 11,250
                                                          ----------
                                                             125,871
                                                          ----------
CAPITAL GOODS (5.3%)
         193,600       Emerson Electric                       12,814
         490,200       General Dynamics                       30,852
         375,900       Illinois Tool Works                    21,074
       1,292,900       Republic Services                      18,909(2)
       1,606,000       SCI Systems                            99,170(2)
         349,100       United Technologies                    21,797
                                                          ----------
                                                             204,616
                                                          ----------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

COMMUNICATIONS (2.7%)
       1,815,600       AT&T Corp.                         $   57,191
       1,040,000       NTL Inc.                               45,565(2)
                                                          ----------
                                                             102,756
                                                          ----------
CONSUMER CYCLICALS (2.7%)
       1,159,400       Carnival Corp.                         23,116
       1,051,300       Costco Wholesale                       36,204(2)
         429,800       Lear Corp.                              9,268(2)
         745,615       Safeway Inc.                           36,768(2)
                                                          ----------
                                                             105,356
                                                          ----------
CONSUMER GOODS & SERVICES (0.5%)
         445,400       PepsiCo, Inc.                          18,985
                                                          ----------
CONSUMER STAPLES (4.6%)
         820,996       Clear Channel Communications           59,419(2)
       1,292,219       Kimberly-Clark                         75,595
         889,700       McDonald's Corp.                       26,580
         293,300       Nabisco Holdings                       15,673
                                                          ----------
                                                             177,267
                                                          ----------
DRUGS (2.2%)
         836,550       Pfizer Inc.                            36,181(6)
       1,196,095       Schering-Plough                        47,993
                                                          ----------
                                                              84,174
                                                          ----------
ENERGY (10.8%)
         907,200       Amerada Hess                           62,087
         523,715       Anadarko Petroleum                     34,445
         608,700       Chevron Corp.                          51,435
         887,200       Diamond Offshore Drilling              39,758
       1,344,446       Exxon Mobil                           109,740
         692,474       Halliburton Co.                        36,701
         513,900       Royal Dutch Petroleum - NY
                        Shares                                31,444
         439,000       The Williams Cos.                      20,221
         511,200       Transocean Sedco Forex                 30,544
                                                          ----------
                                                             416,375
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
FINANCIAL SERVICES (12.8%)
       1,275,200       Associates First Capital           $   35,865
       1,716,600       Capital One Financial                 103,532
       2,182,533       Citigroup Inc.                        127,405(6)
       1,510,200       Household International                72,490
         634,900       MetLife, Inc.                          15,436(2)
         609,300       Morgan Stanley Dean Witter             65,538
         462,300       Providian Financial                    53,136
         481,600       USA Education                          18,873
                                                          ----------
                                                             492,275
                                                          ----------
FOOD PRODUCTS (0.6%)
         922,300       Kroger Co.                             20,925(2)
                                                          ----------
HEALTH CARE (7.4%)
       1,531,700       American Home Products                 82,999
         924,400       Bristol-Myers Squibb                   48,993
         100,000       Pharmacia Corp.                         5,856
       1,689,900       Wellpoint Health Networks             145,859(2)(6)
                                                          ----------
                                                             283,707
                                                          ----------
TECHNOLOGY (18.2%)
       1,463,800       Apple Computer                         89,200(2)
       1,790,000       Compaq Computer                        60,972
         644,600       Computer Sciences                      50,964(2)
       1,581,100       Gateway Inc.                          107,673(2)
       2,246,300       General Motors Class H                 74,409(2)
         125,890       Hewlett-Packard                        15,201(6)
         487,200       IBM                                    64,310
       1,345,000       Lexmark International Group            91,208(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         581,400       Micron Technology                  $   47,529(2)
       1,046,400       Motorola, Inc.                         37,736
         290,800       Rational Software                      37,422(2)(6)
         374,800       Seagate Technology                     22,254(2)
                                                          ----------
                                                             698,878
                                                          ----------
TELECOMMUNICATIONS (4.8%)
       1,586,400       AT&T Wireless Group                    41,544(2)
         428,200       Lucent Technologies                    17,904
         637,800       Nextel Communications                  35,358(2)
       1,033,600       Verizon Communications                 45,091
       1,160,050       WorldCom, Inc.                         42,342(2)
                                                          ----------
                                                             182,239
                                                          ----------
TRANSPORTATION (1.4%)
         574,500       AMR Corp.                              18,851(2)
         711,000       Continental Airlines Class B           34,217(2)
                                                          ----------
                                                              53,068
                                                          ----------
MISCELLANEOUS (0.9%)
         387,700       Minnesota Mining &
                        Manufacturing                         36,056
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $2,452,175)                        3,213,713
                                                          ----------
PREFERRED STOCKS (2.6%)
       2,313,500       News Corp. ADR  (COST $67,929)        102,372
                                                          ----------

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (0.7%)
    $ 10,000,000       Federal Farm Credit Bank,
                        Discount Notes, 6.36%,
                        due 9/18/00                       $    9,970
       8,000,000       Fannie Mae, Discount Notes,
                        6.38%, due 9/21/00                     7,971
       8,000,000       Freddie Mac, Discount Notes,
                        6.41%, due 9/28/00                     7,962
                                                          ----------
                       TOTAL U.S. GOVERNMENT AGENCY
                        SECURITIES (COST $25,903)             25,903(3)
                                                          ----------
REPURCHASE AGREEMENTS (1.8%)
      67,823,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $67,835,397, Collateralized
                        by $68,205,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $69,860,949)  (COST $67,823)          67,823(3)
                                                          ----------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (12.4%)
    $ 69,206,000       Panasonic Finance Co., 6.63%,
                        due 9/1/00                        $   69,206
     100,000,000       Ford Motor Credit Corp., 6.45%
                        & 6.48%, due 9/6/00 & 9/8/00          99,892
      50,000,000       General Electric Capital
                        Corp., 6.50%, due 9/14/00             49,883
      50,000,000       Prudential Funding Corp.,
                        6.50%, due 9/15/00                    49,874
      30,000,000       GOVCO Inc., 6.52%,
                        due 9/18/00                           29,908
      40,000,000       American Express Credit Corp.,
                        6.47%, due 9/20/00                    39,863
      50,000,000       Coca-Cola Co., 6.48%,
                        due 9/25/00                           49,784
      89,019,109       N&B Securities Lending Quality
                        Fund, LLC                             89,019
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $477,429)                      477,429(3)
                                                          ----------
                       TOTAL INVESTMENTS (101.2%)
                        (COST $3,091,259)                  3,887,240(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(1.2%)]                             (47,361)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $3,839,879
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Portfolio

                                         TOP TEN EQUITY HOLDINGS
     ------------------------------------------------------------------------------------------------
     HOLDING                                       COUNTRY      INDUSTRY                   PERCENTAGE
 1.  Datacraft Asia                            Singapore        Technology - Hardware            3.8%
 2.  Nokia Corp. ADR                           Finland          Technology - Hardware            2.6%
 3.  Takeda Chemical Industries                Japan            Pharmaceutical                   2.4%
                                                                Telecommunications -
 4.  Vodafone AirTouch                         United Kingdom   Wireless                         2.4%
 5.  Nortel Networks                           Canada           Technology - Hardware            2.3%
 6.  ProSieben Media, Germany                  Germany          Media                            2.2%
 7.  WPP Group                                 United Kingdom   Media                            1.8%
                                                                Health Products &
 8.  Disetronic Holding                        Switzerland      Services                         1.7%
                                                                Health Products &
 9.  William Demant                            Denmark          Services                         1.7%
10.  Vivendi                                   France           Utilities                        1.7%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (84.0%)
BELGIUM (1.1%)
         16,260        Telindus Group                      $  2,071(2)
                                                           --------
CANADA (3.5%)
         51,160        Nortel Networks                        4,173
        105,570        Petro-Canada                           2,241
                                                           --------
                                                              6,414
                                                           --------
DENMARK (3.4%)
          4,230        Novo Nordisk, B Shares                   859
         49,440        Vestas Wind Systems                    2,196
         66,890        William Demant                         3,067
                                                           --------
                                                              6,122
                                                           --------
FINLAND (5.0%)
         15,000        Comptel Oyj                              253
        104,800        Nokia Corp. ADR                        4,709
         90,770        Perlos Oyj                             2,736
         40,880        Tietoenator Oyj                        1,330
                                                           --------
                                                              9,028
                                                           --------
FRANCE (7.3%)
         13,135        BNP Paribas                            1,207
         32,175        Coflexip SA ADR                        1,911
         18,040        Dassault Systemes ADR                  1,606
          8,000        France Telecom ADR                       923
         27,760        Sanofi-Synthelabo                      1,353

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
          8,130        Sodexho Alliance                    $  1,273
         26,070        Total Fina Elf ADR                     1,942
         36,914        Vivendi                                3,015
                                                           --------
                                                             13,230
                                                           --------
GERMANY (1.5%)
         41,750        Infineon Technologies ADR              2,753(2)
                                                           --------
HONG KONG (1.2%)
        167,000        Cheung Kong                            2,184
                                                           --------
IRELAND (0.5%)
        157,985        Bank of Ireland                          940
                                                           --------
ISRAEL (2.7%)
         28,430        Amdocs Ltd.                            2,031(2)
         19,820        Check Point Software
                        Technologies                          2,890(2)
                                                           --------
                                                              4,921
                                                           --------
ITALY (1.1%)
        202,000        ENI SpA                                1,178
         90,000        TIM SpA                                  780
                                                           --------
                                                              1,958
                                                           --------
JAPAN (23.2%)
         14,500        Aiful Corp.                            1,251
        120,000        Bank of Tokyo-Mitsubishi               1,470

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
        101,000        Chugai Pharmaceutical               $  1,799
         10,500        Drake Beam Morin-Japan                 1,280
         12,750        Kyocera Corp. ADR                      2,319
         42,390        Lawson, Inc.                           2,198
         23,800        Matsumotokiyoshi Co.                   2,142
         77,000        Minebea Co.                              996
        151,000        Mitsui Fudosan                         1,635
        103,000        Nippon Electric Glass                  2,342
             75        NTT Corp.                                893
             69        NTT DoCoMo                             1,825
         41,000        Shin-Etsu Chemical                     2,014
          8,400        Shohkoh Fund & Co.                     1,355
         25,600        Sony Corp.                             2,857
        155,000        Sumitomo Bakelite                      2,049
         75,000        Takeda Chemical Industries             4,437
         51,100        THK Co.                                2,415
         16,000        Tokyo Denpa                              810
        362,000        Tokyu Corp.                            1,891
         28,400        Uni-Charm Corp.                        1,478
         54,000        Yamanouchi Pharmaceutical              2,673
                                                           --------
                                                             42,129
                                                           --------
MALAYSIA (0.3%)
         80,220        iShares MSCI Malaysia                    476
                                                           --------
NETHERLANDS (3.0%)
         48,965        Philips Electronics                    2,382
         50,000        Versatel Telecom International         1,425(2)
         79,900        Wolters Kluwer                         1,617
                                                           --------
                                                              5,424
                                                           --------
SINGAPORE (4.8%)
        830,960        Datacraft Asia                         6,980
        134,000        Venture Manufacturing                  1,713
                                                           --------
                                                              8,693
                                                           --------
SOUTH KOREA (0.8%)
          6,010        Samsung Electronics                    1,483
                                                           --------
SPAIN (2.5%)
         60,625        Banco Popular Espanol                  1,800
         48,477        Telefonica SA ADR                      2,778(2)
                                                           --------
                                                              4,578
                                                           --------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

SWEDEN (3.3%)
        120,051        Assa Abloy, B Shares                $  2,296
        123,440        Nobel Biocare                          2,811
         60,100        SKF AB, B Shares                         872
                                                           --------
                                                              5,979
                                                           --------
SWITZERLAND (6.5%)
          3,656        Disetronic Holding                     3,117(2)
            507        Julius Baer Holding, B Shares          2,503
          1,900        Kudelski SA                            2,541(2)
         55,190        Novartis AG ADR                        2,087
            515        Phonak Holding                         1,552
                                                           --------
                                                             11,800
                                                           --------
UNITED KINGDOM (12.3%)
        206,475        BAA PLC                                1,648
        239,881        BP Amoco                               2,195(2)
         33,620        Cable & Wireless ADR                   1,857
         76,000        COLT Telecom Group                     2,559(2)
        238,000        Diageo PLC                             2,031
         71,345        Glaxo Wellcome                         2,051
        507,000        Invensys PLC                           1,979
         61,150        Lloyds TSB Group                         575
      1,079,119        Vodafone AirTouch                      4,357
        225,800        WPP Group                              3,204
                                                           --------
                                                             22,456
                                                           --------
                       TOTAL COMMON STOCKS (COST
                        $117,534)                           152,639
                                                           --------
PREFERRED STOCKS (2.2%)
         27,320        ProSieben Media, Germany
                         (COST $2,038)                        4,087
                                                           --------
RIGHTS (0.2%)
            380        Kudelski SA, Expire 9/6/00,
                        Switzerland (COST $0)                   376(2)
                                                           --------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (0.7%)
     $  475,000        Freddie Mac, Discount Notes,
                        6.43% & 6.45%, due 9/7/00          $    475
        750,000        Fannie Mae, Discount Notes,
                        6.43%, due 10/5/00                      745
                                                           --------
                       TOTAL U.S. GOVERNMENT AGENCY
                        SECURITIES (COST $1,220)              1,220(3)
                                                           --------
REPURCHASE AGREEMENTS (3.8%)
      6,880,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $6,881,258, Collateralized by
                        $6,920,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $7,088,011)
                         (COST $6,880)                        6,880(3)
                                                           --------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (13.0%)
     $9,681,897        N&B Securities Lending Quality
                        Fund, LLC                          $  9,682
      4,000,000        General Electric Capital
                        Corp., 6.52%, due 9/11/00             3,993
      5,000,000        Panasonic Finance Co., 6.63%,
                        due 9/1/00                            5,000
      5,000,000        Prudential Funding Corp.,
                        6.45%, due 9/5/00                     4,996
                                                           --------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $23,671)                       23,671(3)
                                                           --------
                       TOTAL INVESTMENTS (103.9%)
                        (COST $151,343)                     188,873
                       Liabilities, less cash,
                        receivables and other assets
                        [(3.9%)]                             (7,055)
                                                           --------
                       TOTAL NET ASSETS (100.0%)           $181,818
                                                           --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY
Neuberger Berman

--------------------------------------------------------------------------------
          International Portfolio

                                                        Market
                                                       Value(1)        Percentage
Industry                                            (000's omitted)   of Net Assets
--------                                            ---------------  ---------------
Technology-Hardware                                    $ 32,165           17.7%
Other Assets-Net                                         24,716           13.6%
Health Products & Services                               13,493            7.4%
Pharmaceutical                                           12,314            6.8%
Capital Goods                                            11,055            6.1%
Telecommunications                                       10,435            5.7%
Technology-Software                                      10,181            5.6%
Energy                                                    9,468            5.2%
Media                                                     8,542            4.7%
Telecommunications-Wireless                               6,961            3.8%
Basic Materials                                           4,936            2.7%
Banking                                                   4,477            2.5%
Food & Drug Stores                                        4,340            2.4%
Real Estate                                               3,819            2.1%
Transportation                                            3,539            1.9%
Utilities                                                 3,015            1.7%
Finance                                                   2,979            1.6%
Consumer Durables                                         2,856            1.6%
Banking & Financial                                       2,294            1.3%
Beverages                                                 2,031            1.1%
Machinery & Equipment                                     1,979            1.1%
Publishing & Broadcasting                                 1,617            0.9%
Consumer Products & Services                              1,478            0.8%
Commercial Services                                       1,280            0.7%
Restaurants                                               1,273            0.7%
Financial & Insurance                                       575            0.3%
                                                       --------          ------
TOTAL NET ASSETS                                       $181,818          100.0%
                                                       --------          ------

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Applied Micro Circuits                          2.9%
 2.  Calpine Corp.                                   2.8%
 3.  Rational Software                               2.3%
 4.  Sanmina Corp.                                   2.2%
 5.  Integrated Device Technology                    2.2%
 6.  Bea Systems                                     2.1%
 7.  Gemstar-TV Guide International                  2.0%
 8.  Portal Software                                 1.9%
 9.  Anadarko Petroleum                              1.9%
10.  MedImmune, Inc.                                 1.9%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (96.0%)
BUSINESS SERVICES - IT BUSINESS SERVICES (4.3%)
         248,800       Amdocs Ltd.                        $   17,774(2)
         534,200       Concord EFS                            17,161(2)
         197,200       CSG Systems International               8,911(2)
         233,900       Fiserv, Inc.                           12,674(2)
                                                          ----------
                                                              56,520
                                                          ----------
COMMUNICATIONS EQUIPMENT (5.0%)
         166,600       Comverse Technology                    15,317(2)
         228,300       Phone.com                              21,103(2)
         128,000       Redback Networks                       19,120(2)
          28,300       SDL, Inc.                              11,244(2)
                                                          ----------
                                                              66,784
                                                          ----------
COMMUNICATION SERVICES (3.9%)
         155,000       Digex, Inc.                            13,127(2)
         554,300       McLeodUSA Inc.                          8,765(2)
         259,800       Metromedia Fiber Network               10,376(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

          76,100       VoiceStream Wireless               $    8,566(2)
         385,800       WinStar Communications                 10,368(2)
                                                          ----------
                                                              51,202
                                                          ----------
COMPUTER RELATED (2.1%)
         100,600       Brocade Communications Systems         22,717(2)
          48,600       QLogic Corp.                            5,516(2)
                                                          ----------
                                                              28,233
                                                          ----------
CONSUMER CYCLICAL - LEISURE & CONSUMER SERVICE (1.2%)
          57,000       Four Seasons Hotels                     4,318
         237,800       Harley-Davidson                        11,845
                                                          ----------
                                                              16,163
                                                          ----------
CONSUMER STAPLES (0.8%)
         256,900       Estee Lauder                           10,517
                                                          ----------
ELECTRICAL EQUIPMENT (0.4%)
         109,200       RF Micro Devices                        4,873
                                                          ----------
ENERGY (9.2%)
         390,857       Anadarko Petroleum                     25,707
         374,900       Calpine Corp.                          37,115(2)
         200,300       Cooper Cameron                         15,586(2)
         392,000       Dynegy Inc.                            17,640
         544,000       Rowan Cos.                             16,864(2)
         194,800       Weatherford International               9,143(2)
                                                          ----------
                                                             122,055
                                                          ----------
FINANCE (3.3%)
         181,800       Capital One Financial                  10,965
          81,500       Lehman Brothers Holdings               11,817
         180,600       Providian Financial                    20,758
                                                          ----------
                                                              43,540
                                                          ----------

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
HEALTH CARE (13.8%)
         126,100       ALZA Corp.                              9,536(2)
         165,000       Forest Laboratories                    16,149(2)
         527,900       Health Management Associates            8,611(2)
          58,600       Human Genome Sciences                   9,783(2)
         121,900       IDEC Pharmaceuticals                   17,020(2)
         148,900       Immunex Corp.                           7,482(2)
         189,100       King Pharmaceuticals                    6,075(2)
         305,200       MedImmune, Inc.                        25,675(2)
         114,100       Millennium Pharmaceuticals             16,331(2)
         242,000       MiniMed Inc.                           17,375(2)
         216,800       PE Corp.-PE Biosystems Group           21,328
         160,200       QLT PhotoTherapeutics                  11,865(2)
         142,600       Sepracor Inc.                          15,686(2)
                                                          ----------
                                                             182,916
                                                          ----------
INSTRUMENTS (3.8%)
         244,500       Millipore Corp.                        14,884
         183,700       Tektronix, Inc.                        13,996
         261,400       Waters Corp.                           20,797(2)
                                                          ----------
                                                              49,677
                                                          ----------
INTERNET (6.7%)
         109,125       CacheFlow Inc.                         11,936(2)
         298,900       Gemstar-TV Guide International         26,976(2)
         372,100       Intuit Inc.                            22,279(2)
         218,750       PurchasePro.com                        12,640(2)
         265,600       Safeguard Scientifics                   7,586(2)
          38,000       VeriSign, Inc.                          7,557(2)
                                                          ----------
                                                              88,974
                                                          ----------
MEDIA (5.4%)
         149,100       Charter Communications                  2,283
         379,200       Emmis Communications                   12,442(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         207,900       Entercom Communications            $    8,589(2)
         283,581       NTL Inc.                               12,424(2)
         351,200       Univision Communications               15,497
         750,800       Westwood One                           20,882(2)
                                                          ----------
                                                              72,117
                                                          ----------
RETAIL (3.3%)
         234,400       Best Buy                               14,474(2)
         131,500       Dollar Tree Stores                      5,334(2)
         241,600       Starbucks Corp.                         8,849(2)
         352,600       Tiffany & Co.                          14,677
                                                          ----------
                                                              43,334
                                                          ----------
SEMICONDUCTORS (13.2%)
          77,700       Analog Devices                          7,809(2)
         191,200       Applied Micro Circuits                 38,802(2)
       1,123,000       Atmel Corp.                            22,460(2)
         193,600       GlobeSpan, Inc.                        23,317(2)
         327,400       Integrated Device Technology           28,729(2)
         325,800       Intersil Holding                       17,593(2)
         341,700       KLA-Tencor                             22,424(2)
          35,100       Rambus Inc.                             2,867(2)
         116,300       Vitesse Semiconductor                  10,329(2)
                                                          ----------
                                                             174,330
                                                          ----------
SOFTWARE (14.5%)
          87,700       Adobe Systems                          11,401
         139,900       Art Technology Group                   14,261(2)
         401,900       Bea Systems                            27,354(2)
         190,700       Mercury Interactive                    23,301(2)
          77,900       Micromuse Inc.                         11,831(2)
         484,100       Peregrine Systems                      15,461(2)
         465,900       Portal Software                        25,741(2)
         234,900       Rational Software                      30,229(2)
         236,100       RealNetworks                           11,495(2)
         525,900       Vignette Corp.                         20,050(2)
                                                          ----------
                                                             191,124
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
SYSTEMS (5.1%)
         204,000       Flextronics International          $   16,996(2)
         183,200       Jabil Circuit                          11,691(2)
         251,300       Sanmina Corp.                          29,653(2)
         217,800       Vishay Intertechnology                  8,780(2)
                                                          ----------
                                                              67,120
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $920,749)                          1,269,479
                                                          ----------

      Principal
       Amount
---------------------
REPURCHASE AGREEMENTS (2.9%)
    $ 37,934,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $37,940,933, Collateralized
                        by $38,150,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $39,076,244)
                        (COST $37,934)                            37,934(3)
                                                              ----------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (11.2%)
    $ 20,000,000       Prudential Funding Corp.,
                        6.45%, due 9/5/00                 $   19,986
     127,345,387       N&B Securities Lending Quality
                        Fund, LLC                            127,345
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $147,331)                      147,331(3)
                                                          ----------
                       TOTAL INVESTMENTS (110.1%)
                        (COST $1,106,014)                  1,454,744(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(10.1%)]                           (132,981)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,321,763
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Millennium Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  AirGate PCS                                     3.7%
 2.  Insight Enterprises                             3.6%
 3.  MCK Communications                              3.5%
 4.  LifeMinders, Inc.                               2.9%
 5.  IONA Technologies ADR                           2.5%
 6.  Integrated Device Technology                    2.5%
 7.  AudioCodes Ltd.                                 2.3%
 8.  Corinthian Colleges                             2.2%
 9.  Osicom Technologies                             2.2%
10.  About.com                                       2.1%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (96.6%)
BUSINESS SERVICES (13.0%)
          50,200       Cal Dive International              $  2,887(2)
         138,400       Corinthian Colleges                    7,473(2)
         239,000       Crown Media Holdings                   3,839(2)
         114,450       Iron Mountain                          3,906(2)
          89,600       Manufacturers' Services
                        Limited                               2,285(2)
          97,200       Marine Drilling                        2,643(2)
         102,600       National-Oilwell                       3,559(2)
          90,400       Photon Dynamics                        4,243(2)
          78,200       Precision Drilling                     2,659(2)
          82,600       UTI Energy                             3,077(2)
          78,900       Veeco Instruments                      7,071(2)
                                                           --------
                                                             43,642
                                                           --------
BUSINESS SERVICES - IT BUSINESS SERVICES (0.6%)
          60,300       Hall, Kinion & Associates              1,990(2)
                                                           --------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
CONSUMER CYCLICAL - CONSUMER MEDIA (1.6%)
         201,800       Entravision Communications          $  3,998(2)
          80,000       Oakley, Inc.                           1,355(2)
                                                           --------
                                                              5,353
                                                           --------
CONSUMER GOODS & SERVICES (0.8%)
          50,400       Advanced Lighting Technologies           806(2)
          32,000       Proxim, Inc.                           1,922(2)
                                                           --------
                                                              2,728
                                                           --------
ENERGY (4.0%)
         105,100       Hanover Compressor                     3,337(2)
         189,400       Maverick Tube                          5,315(2)
         149,000       Patterson Energy                       4,675(2)
                                                           --------
                                                             13,327
                                                           --------
FINANCIAL SERVICES (2.5%)
          86,000       Affiliated Managers Group              4,794(2)
         111,500       eSPEED, Inc.                           3,429(2)
                                                           --------
                                                              8,223
                                                           --------
HEALTH CARE (9.0%)
          13,600       Arena Pharmaceuticals                    629(2)
          53,800       Cephalon, Inc.                         2,707(2)
          35,500       Charles River Laboratories
                        International                           974(2)
         189,200       ChromaVision Medical Systems           2,365(2)
          25,900       Cubist Pharmaceuticals                 1,583(2)
          15,100       CV Therapeutics                        1,133(2)
          62,200       Enzon, Inc.                            3,786(2)
         196,400       InKine Pharmaceutical                  1,866(2)
          42,500       Noven Pharmaceuticals                  1,785(2)
          50,200       OSI Pharmaceuticals                    2,509(2)
          51,900       Pharmacyclics, Inc.                    2,601(2)
          61,320       Physiometrix, Inc.                     1,418(2)

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------

          Millennium Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         112,200       PolyMedia Corp.                        3,983(2)
          25,600       Tanox, Inc.                            1,191(2)
          36,800       Titan Pharmaceuticals                  1,727(2)
                                                           --------
                                                             30,257
                                                           --------
HEALTH PRODUCTS & SERVICES (0.4%)
          45,200       Orthodontic Centers of America         1,480(2)
                                                           --------
INTERNET (11.1%)
         164,300       About.com                              7,167(2)
         128,800       IntraNet Solutions                     5,836(2)
         208,700       iVillage Inc.                          1,396(2)
         329,600       LifeMinders, Inc.                      9,888(2)
         484,548       MyPoints.com                           6,602(2)
         112,300       PurchasePro.com                        6,489(2)
                                                           --------
                                                             37,378
                                                           --------
RETAIL (5.1%)
           8,600       Christopher & Banks                      305(2)
         130,500       Factory 2-U Stores                     4,511(2)
         241,700       Insight Enterprises                   12,145(2)
                                                           --------
                                                             16,961
                                                           --------
SEMICONDUCTORS (2.3%)
         104,300       Helix Technology                       3,950
          85,500       SIPEX Corp.                            3,682(2)
                                                           --------
                                                              7,632
                                                           --------
SOFTWARE (4.2%)
         124,300       Accrue Software                        2,649(2)
         203,200       Actuate Software                       5,270(2)
          94,700       Eprise Corp.                           1,474(2)
          63,700       Jack Henry & Associates                2,827
          85,900       Primus Knowledge Solutions             2,024(2)
                                                           --------
                                                             14,244
                                                           --------
TECHNOLOGY (6.2%)
          62,300       Keithley Instruments                   4,731
          45,100       LightPath Technologies                 2,379(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         127,300       Rainbow Technologies                $  5,044(2)
         195,150       REMEC, Inc.                            5,562(2)
          38,400       Zygo Corp.                             3,048(2)
                                                           --------
                                                             20,764
                                                           --------
TECHNOLOGY - HARDWARE (9.6%)
          67,600       AudioCodes Ltd.                        7,596(2)
          73,700       Natural MicroSystems                   5,495(2)
         175,800       Netopia, Inc.                          6,439(2)
         123,000       Osicom Technologies                    7,257(2)
          78,800       Virata Corp.                           5,418(2)
                                                           --------
                                                             32,205
                                                           --------
TECHNOLOGY - SEMICONDUCTOR (7.7%)
         434,500       Artisan Components                     4,997(2)
          95,100       Integrated Device Technology           8,345(2)
         138,100       Kopin Corp.                            4,618(2)
         140,900       Oak Technology                         4,104(2)
          96,900       Parlex Corp.                           3,694(2)
                                                           --------
                                                             25,758
                                                           --------
TECHNOLOGY - SOFTWARE (5.4%)
         114,000       Allaire Corp.                          3,869(2)
         101,500       IONA Technologies ADR                  8,456(2)
          14,000       Netegrity, Inc.                        1,232(2)
         102,400       SERENA Software                        4,506(2)
                                                           --------
                                                             18,063
                                                           --------
TELECOMMUNICATIONS (13.1%)
         180,800       AirGate PCS                           12,306(2)
          86,300       Alamosa PCS Holdings                   2,147(2)
         403,600       MCK Communications                    11,603(2)
         146,800       Pinnacle Holdings                      5,909(2)
          35,600       SBA Communications                     1,588(2)
         203,200       SMTC Corp.                             4,877(2)

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          Millennium Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         200,400       UbiquiTel Inc.                      $  2,279(2)
         210,800       US Unwired                             3,149(2)
                                                           --------
                                                             43,858
                                                           --------
                       TOTAL COMMON STOCKS (COST
                        $269,160)                           323,863
                                                           --------

      Principal
       Amount
---------------------
REPURCHASE AGREEMENTS (1.1%)
     $ 3,760,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $3,760,687, Collateralized by
                        $3,785,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $3,876,896)
                         (COST $3,760)                       3,760(3)
                                                          --------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (15.9%)
     $53,425,725       N&B Securities Lending Quality
                        Fund, LLC  (COST $53,426)          $ 53,426(3)
                                                           --------
                       TOTAL INVESTMENTS (113.6%)
                        (COST $326,346)                     381,049(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(13.6%)]                           (45,481)
                                                           --------
                       TOTAL NET ASSETS (100.0%)           $335,568
                                                           --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Lexmark International Group                     3.5%
 2.  Kroger Co.                                      3.5%
 3.  Chase Manhattan                                 3.1%
 4.  Computer Sciences                               2.9%
 5.  CIGNA Corp.                                     2.6%
 6.  News Corp. ADR                                  2.5%
 7.  IBM                                             2.4%
 8.  Exxon Mobil                                     2.4%
 9.  The Williams Cos.                               2.4%
10.  XL Capital                                      2.3%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (95.4%)
AUTOMOBILE MANUFACTURING (0.7%)
         265,500       General Motors                     $   19,166
                                                          ----------
AUTO/TRUCK REPLACEMENT PARTS (0.8%)
       1,007,800       Lear Corp.                             21,731(2)
                                                          ----------
BANKING & FINANCIAL (8.6%)
         987,700       Bank of New York                       51,793
       1,611,750       Chase Manhattan                        90,056
         847,600       Citigroup Inc.                         49,479
          73,200       Countrywide Credit Industries           2,772
       1,252,100       Wells Fargo                            54,075
                                                          ----------
                                                             248,175
                                                          ----------
CHEMICALS (2.7%)
       1,374,000       Alcoa Inc.                             45,685
         704,000       duPont                                 31,592
                                                          ----------
                                                              77,277
                                                          ----------
COMMUNICATIONS (3.5%)
         885,300       AT&T Corp.                             27,887
         588,500       NTL Inc.                               25,783(2)
       1,310,000       WorldCom, Inc.                         47,815(2)
                                                          ----------
                                                             101,485
                                                          ----------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

CONSUMER PRODUCTS & SERVICES (2.1%)
         458,532       Clear Channel Communications       $   33,186(2)
         734,900       Pitney Bowes                           26,870
                                                          ----------
                                                              60,056
                                                          ----------
DIVERSIFIED (3.2%)
          19,000       Berkshire Hathaway Class B             36,347(2)
         766,900       Procter & Gamble                       47,404
         375,400       Thermo Electron                         8,728(2)
                                                          ----------
                                                              92,479
                                                          ----------
ENTERTAINMENT (1.1%)
       1,628,800       Carnival Corp.                         32,474
                                                          ----------
FINANCIAL SERVICES (5.1%)
       1,535,900       Ceridian Corp.                         37,150(2)
         284,200       Morgan Stanley Dean Witter             30,569
         494,900       Providian Financial                    56,883
         549,200       USA Education                          21,522
                                                          ----------
                                                             146,124
                                                          ----------
FOOD & TOBACCO (2.0%)
         727,900       Anheuser-Busch                         57,368
                                                          ----------
FOOD PRODUCTS (3.5%)
       4,386,600       Kroger Co.                             99,521(2)
                                                          ----------
GAS (1.9%)
       1,216,900       Praxair, Inc.                          53,848
                                                          ----------
HEALTH CARE (10.8%)
         774,200       American Home Products                 41,952
         735,700       Bristol-Myers Squibb                   38,992
         757,000       CIGNA Corp.                            73,618
         407,200       Johnson & Johnson                      37,437
         920,200       Merck & Co.                            64,299
         479,800       Pharmacia Corp.                        28,098
         681,600       Schering-Plough                        27,349
                                                          ----------
                                                             311,745
                                                          ----------
INDUSTRIAL GOODS & SERVICES (2.2%)
       1,022,300       General Dynamics                       64,341
                                                          ----------

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
INSURANCE (5.7%)
         507,500       American International Group       $   45,231
       1,379,800       Aon Corp.                              51,484
         960,159       XL Capital                             66,191
                                                          ----------
                                                             162,906
                                                          ----------
MEDIA & ENTERTAINMENT (1.8%)
       1,306,000       Walt Disney                            50,852
                                                          ----------
OIL & GAS (7.9%)
         549,900       Anadarko Petroleum                     36,167
         473,900       Chevron Corp.                          40,045
         848,500       Exxon Mobil                            69,259
         807,000       Halliburton Co.                        42,771
         670,400       Transocean Sedco Forex                 40,056
                                                          ----------
                                                             228,298
                                                          ----------
RESTAURANTS (1.1%)
       1,073,100       McDonald's Corp.                       32,059
                                                          ----------
RETAILING (1.4%)
         736,600       Costco Wholesale                       25,367(2)
         610,900       Target Corp.                           14,203
                                                          ----------
                                                              39,570
                                                          ----------
TECHNOLOGY (20.4%)
         400,000       Apple Computer                         24,375(2)
       2,027,400       Cadence Design Systems                 43,082(2)
       1,062,300       Computer Associates                    33,728
       1,047,400       Computer Sciences                      82,810(2)
         599,300       Gateway Inc.                           40,812(2)
       1,648,500       General Motors Class H                 54,606(2)
         528,800       IBM                                    69,802

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

       1,478,800       Lexmark International Group        $  100,281(2)
         405,600       Micron Technology                      33,158(2)
       1,685,800       Motorola, Inc.                         60,794
       1,911,400       Parametric Technology                  25,565(2)
         144,300       Samsung Electronics GDR                18,182(7)
                                                          ----------
                                                             587,195
                                                          ----------
TELECOMMUNICATIONS (6.5%)
       1,771,800       AT&T Corp.- Liberty Media
                        Group Class A                         37,872(2)
         765,500       AT&T Wireless Group                    20,047(2)
         237,400       Crown Castle International              8,235(2)
         793,500       Nextel Communications                  43,990(2)
       1,341,582       Verizon Communications                 58,526
         709,400       WinStar Communications                 19,065(2)
                                                          ----------
                                                             187,735
                                                          ----------
UTILITIES (2.4%)
       1,490,900       The Williams Cos.                      68,674
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $2,396,081)                        2,743,079
                                                          ----------
PREFERRED STOCKS (2.5%)
       1,617,100       News Corp. ADR  (COST $42,513)         71,557
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (1.5%)
     $42,017,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $42,024,680, Collateralized
                        by $42,255,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $43,280,909)  (COST $42,017)      $   42,017(3)
                                                          ----------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (2.2%)
     $64,211,597       N&B Securities Lending Quality
                        Fund, LLC  (COST $64,212)         $   64,212(3)
                                                          ----------
                       TOTAL INVESTMENTS (101.6%)
                        (COST $2,544,823)                  2,920,865(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(1.6%)]                             (46,733)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $2,874,132
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Regency Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Unicom Corp.                                    2.5%
 2.  MetLife, Inc.                                   2.2%
 3.  General Dynamics                                2.2%
 4.  ChoicePoint Inc.                                2.1%
 5.  A.H. Belo                                       1.9%
 6.  XL Capital                                      1.8%
 7.  AES Corp.                                       1.8%
 8.  Tenet Healthcare                                1.7%
 9.  Intuit Inc.                                     1.5%
10.  FMC Corp.                                       1.5%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (97.1%)
AIRLINES (1.5%)
         23,800        Southwest Airlines                   $   538
                                                            -------
AUTOMOTIVE (1.3%)
         21,200        Lear Corp.                               457(2)
                                                            -------
BANKING & FINANCIAL (4.1%)
          8,000        Countrywide Credit Industries            303
          9,900        Household International                  475
         21,100        IndyMac Mortgage Holdings                356
            700        M&T Bank                                 340
                                                            -------
                                                              1,474
                                                            -------
CONSUMER GOODS & SERVICES (2.3%)
          8,900        Hershey Foods                            380
          5,600        Tricon Global Restaurants                163(2)
          4,100        Wm. Wrigley Jr.                          304
                                                            -------
                                                                847
                                                            -------
CONSUMER PRODUCTS & SERVICES (4.6%)
         19,100        Energizer Holdings                       377(2)
          5,400        Fiserv, Inc.                             293(2)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         14,600        Iron Mountain                        $   498(2)
          6,000        Sealed Air                               308(2)
          2,900        TMP Worldwide                            201(2)
                                                            -------
                                                              1,677
                                                            -------
ELECTRICAL & ELECTRONICS (1.8%)
         10,100        AES Corp.                                644(2)
                                                            -------
ENERGY (1.3%)
          6,600        Coastal Corp.                            455
                                                            -------
ENTERTAINMENT (0.7%)
          7,400        Starwood Hotels & Resorts
                        Worldwide                               237
                                                            -------
FINANCIAL SERVICES (9.0%)
          7,000        Ambac Financial Group                    452
          3,700        Bear Stearns                             248
         15,900        Ceridian Corp.                           385(2)
          5,800        Charles Schwab                           222
         14,700        Dun & Bradstreet                         485
          7,300        Franklin Resources                       277
         19,100        John Hancock Financial
                        Services                                482(2)
          4,800        MBIA, Inc.                               316
          3,200        Providian Financial                      368
                                                            -------
                                                              3,235
                                                            -------
GAS (1.3%)
         10,300        Praxair, Inc.                            456
                                                            -------
HARDWARE (0.8%)
          3,300        Flextronics International                275(2)
                                                            -------
HEALTH CARE (10.2%)
          7,900        C. R. Bard                               386
         16,400        Charles River Laboratories
                        International                           450(2)
         17,800        Edwards Lifesciences                     467(2)
         11,100        IVAX Corp.                               384(2)
         33,300        MetLife, Inc.                            810(2)
          9,600        Oxford Health Plans                      293(2)

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------

          Regency Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         20,000        Tenet Healthcare                     $   620(2)
          3,100        Wellpoint Health Networks                267(2)
                                                            -------
                                                              3,677
                                                            -------
INDUSTRIAL GOODS & SERVICES (7.0%)
          8,600        American Standard                        398(2)
         18,500        Crane Co.                                465
          8,100        FMC Corp.                                549(2)
         12,400        General Dynamics                         781
         23,100        Republic Services                        338(2)
                                                            -------
                                                              2,531
                                                            -------
INSURANCE (5.8%)
         15,300        Ace, Ltd.                                537
         10,900        Aon Corp.                                407
         12,900        Nationwide Financial Services            514
          9,400        XL Capital                               648
                                                            -------
                                                              2,106
                                                            -------
MACHINERY & EQUIPMENT (2.6%)
          5,600        Danaher Corp.                            315
          3,900        Eaton Corp.                              259(2)
          2,300        SPX Corp.                                377(2)
                                                            -------
                                                                951
                                                            -------
MEDIA (2.0%)
          9,100        E.W. Scripps                             461
          8,100        Emmis Communications                     266(2)
                                                            -------
                                                                727
                                                            -------
OIL & GAS (10.1%)
          1,700        Amerada Hess                             116
          6,700        Anadarko Petroleum                       441
          5,600        Apache Corp.                             353
          7,826        Dynegy Inc.                              352
          8,300        EOG Resources                            317
         34,400        Gulf Canada Resources                    191(2)
         10,200        Kinder Morgan                            375
          7,700        Noble Drilling                           373(2)
          9,400        Santa Fe International                   370

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

          5,900        Transocean Sedco Forex               $   353
         14,200        USX-Marathon Group                       390
                                                            -------
                                                              3,631
                                                            -------
REAL ESTATE (4.6%)
         10,500        Boston Properties                        424
         14,200        Lennar Corp.                             392
          6,400        Spieker Properties                       350
         13,700        Vornado Realty Trust                     507
                                                            -------
                                                              1,673
                                                            -------
RETAIL (1.4%)
         23,200        Kroger Co.                               526(2)
                                                            -------
RETAILING (0.8%)
         20,500        Consolidated Stores                      279(2)
                                                            -------
RETAILING & APPAREL (0.6%)
          5,300        Tiffany & Co.                            221
                                                            -------
TECHNOLOGY (15.0%)
          8,700        Apple Computer                           530(2)
          3,800        Beckman Coulter                          289
         10,800        Cabletron Systems                        404(2)
         16,100        ChoicePoint Inc.                         755(2)
         17,600        Citrix Systems                           387(2)
         15,300        Comdisco, Inc.                           367
          6,800        DENTSPLY International                   227
          7,500        Engelhard Corp.                          141
          6,300        Gateway Inc.                             429(2)
         10,500        General Motors Class H                   348(2)
          9,200        Intuit Inc.                              551(2)
          4,900        Stryker Corp.                            220
         12,400        SunGard Data Systems                     446(2)
         11,800        VISX, Inc.                               325(2)
                                                            -------
                                                              5,419
                                                            -------
TELECOMMUNICATIONS (4.6%)
         19,400        3Com Corp.                               323(2)
         36,000        A.H. Belo                                688

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          Regency Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         10,300        American Tower                       $   374(2)
         11,600        Spectrasite Holdings                     272(2)
                                                            -------
                                                              1,657
                                                            -------
UTILITIES (3.7%)
          6,800        DPL Inc.                                 185
         10,500        Northeast Utilities                      239
         20,000        Unicom Corp.                             914
                                                            -------
                                                              1,338
                                                            -------
                       TOTAL COMMON STOCKS (COST
                        $29,789)                             35,031
                                                            -------

      Principal
       Amount
---------------------
REPURCHASE AGREEMENTS (3.4%)
     $1,242,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $1,242,227, Collateralized by
                        $1,250,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $1,280,349)
                         (COST $1,242)                      1,242(3)
                                                          -------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (1.0%)
     $  375,164        N&B Securities Lending Quality
                        Fund, LLC  (COST $375)              $   375(3)
                                                            -------
                       TOTAL INVESTMENTS (101.5%)
                        (COST $31,406)                       36,648(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(1.5%)]                               (554)
                                                            -------
                       TOTAL NET ASSETS (100.0%)            $36,094
                                                            -------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                  5.1%
 2.  Intel Corp.                                     4.9%
 3.  Anadarko Petroleum                              4.6%
 4.  Compaq Computer                                 3.7%
 5.  Hewlett-Packard                                 3.4%
 6.  KeySpan Corp.                                   3.0%
 7.  Comcast Corp. Class A Special                   3.0%
 8.  Enron Corp.                                     2.9%
 9.  Hartford Financial Services Group               2.9%
10.  Tyco International                              2.9%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (98.6%)
BANKING (2.4%)
        180,000        Dime Bancorp                        $  3,308
                                                           --------
BASIC MATERIALS (1.1%)
         46,200        Alcoa Inc.                             1,536
                                                           --------
COMMUNICATIONS (3.0%)
        109,000        Comcast Corp. Class A Special          4,060(2)
                                                           --------
CONSUMER GOODS & SERVICES (5.0%)
         53,300        Kimberly-Clark                         3,118
         94,000        Marriott International                 3,713
                                                           --------
                                                              6,831
                                                           --------
DIVERSIFIED (8.1%)
         60,000        Danaher Corp.                          3,371
         40,000        Minnesota Mining &
                        Manufacturing                         3,720
         70,000        Tyco International                     3,990
                                                           --------
                                                             11,081
                                                           --------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

ENERGY (7.3%)
         50,000        BP Amoco ADR                        $  2,762
        120,000        KeySpan Corp.                          4,133
         37,000        Schlumberger Ltd.                      3,157
                                                           --------
                                                             10,052
                                                           --------
ENTERTAINMENT (2.9%)
        137,000        Fox Entertainment Group                3,964(2)
                                                           --------
FINANCIAL SERVICES (16.6%)
         40,500        American International Group           3,610
         62,000        AXA Financial                          3,208
         56,400        Chase Manhattan                        3,151
        120,000        Citigroup Inc.                         7,005
         60,000        Hartford Financial Services
                        Group                                 3,998
         16,000        Morgan Stanley Dean Witter             1,721
                                                           --------
                                                             22,693
                                                           --------
HEALTH CARE (11.3%)
         60,000        Bristol-Myers Squibb                   3,180
        150,000        IMS Health                             2,831
         22,800        Johnson & Johnson                      2,096
         86,250        Pfizer Inc.                            3,730
         42,900        Wellpoint Health Networks              3,703(2)
                                                           --------
                                                             15,540
                                                           --------
OIL & GAS (11.7%)
         95,000        Anadarko Petroleum                     6,248
         44,000        Cooper Cameron                         3,424(2)
         47,300        Enron Corp.                            4,014
         50,600        Nabors Industries                      2,407(2)
                                                           --------
                                                             16,093
                                                           --------
PUBLISHING & BROADCASTING (1.7%)
         78,800        Valassis Communications                2,275(2)
                                                           --------

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
RETAIL (3.3%)
         60,000        Safeway Inc.                        $  2,959(2)
         67,200        Target Corp.                           1,562
                                                           --------
                                                              4,521
                                                           --------
RETAILING (1.4%)
         40,000        Wal-Mart Stores                        1,898
                                                           --------
TECHNOLOGY (16.9%)
         55,100        Agilent Technologies                   3,323(2)
        150,000        Compaq Computer                        5,110
         39,100        Hewlett-Packard                        4,721
         25,000        IBM                                    3,300
         88,800        Intel Corp.                            6,649
                                                           --------
                                                             23,103
                                                           --------
TELECOMMUNICATIONS (5.9%)
         40,000        NTL Inc.                               1,753(2)
         70,000        SBC Communications                     2,923
          8,900        TyCom, Ltd.                              370(2)
         81,900        WorldCom, Inc.                         2,989(2)
                                                           --------
                                                              8,035
                                                           --------
                       TOTAL COMMON STOCKS (COST
                        $95,854)                            134,990
                                                           --------

      Principal
       Amount
---------------------
REPURCHASE AGREEMENTS (1.3%)
     $1,720,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $1,720,314, Collateralized by
                        $1,730,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $1,772,003)
                         (COST $1,720)                       1,720(3)
                                                          --------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (0.3%)
     $  100,000        Community Capital Bank, 5.00%,
                        due 9/30/00                        $    100
        100,000        Self Help Credit Union, 5.92%,
                        due 11/21/00                            100
        244,761        N&B Securities Lending Quality
                        Fund, LLC                               245
                                                           --------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $445)                             445(3)
                                                           --------
                       TOTAL INVESTMENTS (100.2%)
                        (COST $98,019)                      137,155(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(0.2%)]                               (254)
                                                           --------
                       TOTAL NET ASSETS (100.0%)           $136,901
                                                           --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Technology Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Cisco Systems                                   3.2%
 2.  Nortel Networks                                 3.2%
 3.  Rational Software                               3.1%
 4.  Bea Systems                                     3.1%
 5.  Oracle Corp.                                    3.0%
 6.  Gemstar-TV Guide International                  2.6%
 7.  MedImmune, Inc.                                 2.5%
 8.  Juniper Networks                                2.5%
 9.  Integrated Device Technology                    2.4%
10.  Analog Devices                                  2.3%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (95.6%)
COMMUNICATIONS EQUIPMENT (21.1%)
          2,150        Brocade Communications Systems       $   486
         11,325        Cisco Systems                            777(2)
          4,800        Comverse Technology                      441(2)
          3,525        JDS Uniphase                             439(2)
          2,800        Juniper Networks                         599
          5,100        Nextel Communications                    283(2)
         11,400        Nokia Corp. ADR                          512
          9,500        Nortel Networks                          775
          5,000        Phone.com                                462(2)
          2,500        Redback Networks                         373
                                                            -------
                                                              5,147
                                                            -------
COMPUTERS AND SYSTEMS (8.2%)
          3,900        EMC Corp.                                382(2)
          5,900        Flextronics International                491
          2,900        QLogic Corp.                             329
          3,200        SonicWALL, Inc.                          244(2)
          4,300        Sun Microsystems                         546(2)
                                                            -------
                                                              1,992
                                                            -------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

CONSUMER STAPLES (3.6%)
          6,935        Gemstar-TV Guide International       $   626(2)
          3,000        Time Warner                              257
                                                            -------
                                                                883
                                                            -------
ELECTRICAL EQUIPMENT (19.1%)
          5,600        Analog Devices                           563(2)
          2,500        Applied Materials                        216(2)
          2,675        Applied Micro Circuits                   543(2)
          1,525        Broadcom Corp.                           381
          1,400        Cree, Inc.                               193(2)
          3,700        GlobeSpan, Inc.                          446(2)
          6,775        Integrated Device Technology             595(2)
          5,450        Intel Corp.                              408
          6,950        Intersil Holding                         375
          1,975        PMC-Sierra                               466(2)
          5,000        RF Micro Devices                         223
          2,775        Vitesse Semiconductor                    246(2)
                                                            -------
                                                              4,655
                                                            -------
HEALTH CARE (7.9%)
          5,950        Amgen, Inc.                              451(2)
          1,800        Human Genome Sciences                    301(2)
          7,150        MedImmune, Inc.                          602(2)
          3,000        MiniMed Inc.                             215(2)
          3,500        PE Corp.-PE Biosystems Group             344
                                                            -------
                                                              1,913
                                                            -------
INTERNET (7.5%)
          2,300        CacheFlow Inc.                           251(2)
          4,750        CMG Information Services                 213(2)
          9,300        PurchasePro.com                          537(2)
          6,650        RealNetworks                             324
          2,550        VeriSign, Inc.                           507
                                                            -------
                                                              1,832
                                                            -------

                                                                 August 31, 2000

--------------------------------------------------------------------------------

          Technology Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
SEMICONDUCTORS (0.5%)
          2,900        SIPEX Corp.                          $   125(2)
                                                            -------
SOFTWARE (23.5%)
         10,950        Bea Systems                              745
          2,800        Check Point Software
                        Technologies                            408(2)
          3,600        Mercury Interactive                      440(2)
          3,100        Micromuse Inc.                           471(2)
          2,500        Netegrity, Inc.                          220(2)
          8,000        Oracle Corp.                             727(2)
         12,500        Peregrine Systems                        399(2)
          4,700        Portal Software                          260
          5,900        Rational Software                        759(2)
          2,400        Siebel Systems                           475
          3,400        VERITAS Software                         410(2)
         10,400        Vignette Corp.                           397
                                                            -------
                                                              5,711
                                                            -------
TECHNOLOGY (1.5%)
          2,400        Micron Technology                        196
          2,850        Osicom Technologies                      168(2)
                                                            -------
                                                                364
                                                            -------
TELECOMMUNICATIONS (2.7%)
          3,200        Digex, Inc.                              271(2)
          9,525        Metromedia Fiber Network                 380(2)
                                                            -------
                                                                651
                                                            -------
                       TOTAL COMMON STOCKS (COST
                        $18,762)                             23,273
                                                            -------

      Principal
       Amount
---------------------
---------------------                                   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (4.1%)
     $1,000,000        Federal Farm Credit Bank,
                        Discount Notes, 6.51%,
                        due 9/1/00  (COST $1,000)           1,000(3)
                                                          -------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (1.2%)
     $  290,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $290,053, Collateralized by
                        $295,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $302,162)
                         (COST $290)                        $   290(3)
                                                            -------
                       TOTAL INVESTMENTS (100.9%)
                        (COST $20,052)                       24,563(4)
                       Liabilities, less cash,
                        receivables and other assets
                        [(0.9%)]                               (230)
                                                            -------
                       TOTAL NET ASSETS (100.0%)            $24,333
                                                            -------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Portfolio, which are valued at the last available bid price. The Portfolios value all other securities by a method the trustees of Equity Managers Trust or Global Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At August 31, 2000, selected Portfolio information on a U.S. Federal income tax basis was as follows:

                                                         GROSS          GROSS
                                                       UNREALIZED     UNREALIZED   NET UNREALIZED
NEUBERGER BERMAN                          COST        APPRECIATION   DEPRECIATION   APPRECIATION
-------------------------------------------------------------------------------------------------
CENTURY PORTFOLIO                    $   36,493,000  $  10,447,000   $   752,000   $    9,695,000
FOCUS PORTFOLIO                       1,168,582,000  1,196,466,000     9,026,000    1,187,440,000
GENESIS PORTFOLIO                     1,579,972,000    420,625,000   108,366,000      312,259,000
GUARDIAN PORTFOLIO                    3,115,046,000    839,660,000    67,466,000      772,194,000
MANHATTAN PORTFOLIO                   1,106,100,000    380,421,000    31,777,000      348,644,000
MILLENNIUM PORTFOLIO                    329,240,000     72,651,000    20,842,000       51,809,000
PARTNERS PORTFOLIO                    2,555,689,000    472,050,000   106,874,000      365,176,000
REGENCY PORTFOLIO                        31,970,000      5,383,000       705,000        4,678,000
SOCIALLY RESPONSIVE PORTFOLIO            98,032,000     40,680,000     1,557,000       39,123,000
TECHNOLOGY PORTFOLIO                     20,148,000      4,676,000       261,000        4,415,000

5) Affiliated issuer (see Note E of Notes to Financial Statements).

6) The following securities were held in escrow at August 31, 2000, to cover outstanding call options written:

                                                                                     PREMIUM
                                               SECURITIES AND      MARKET VALUE         ON        MARKET VALUE
NEUBERGER BERMAN                  SHARES          OPTIONS          OF SECURITIES     OPTIONS       OF OPTIONS
--------------------------------------------------------------------------------------------------------------
GUARDIAN PORTFOLIO                800,000       Pfizer Inc.         $34,600,000     $4,575,847    $ 2,150,000
                                               December 2000
                                                    @ 45
                                  97,000      Wellpoint Health        8,372,313       870,061         606,250
                                                  Networks
                                             January 2001 @ 100
                                  160,000      Citigroup Inc.         9,340,000       415,186         320,000
                                             October 2000 @ 60
                                  280,000    Rational Software       36,032,500     5,976,474      10,080,000
                                             January 2001 @ 105
                                  125,000     Hewlett-Packard        15,093,750     1,511,824       1,945,313
                                               November 2000
                                                   @ 115

7) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers under Rule 144A. At August 31, 2000, these securities amounted to $18,182 or 0.6% of net assets for Neuberger Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------

                                                                      EQUITY MANAGERS TRUST
                                                    ----------------------------------------------------------
                                                       CENTURY         FOCUS         GENESIS       GUARDIAN
(000'S OMITTED)                                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ----------------------------------------------------------

ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $     46,188   $  2,225,166   $  1,686,348   $  3,887,240
          Non-controlled affiliated issuers                   --        130,856        205,883             --
                                                    ----------------------------------------------------------
                                                          46,188      2,356,022      1,892,231      3,887,240
      Cash                                                    --              1              1              1
      Dividends and interest receivable                       13            936          1,609          4,586
      Prepaid expenses and other assets                        1             16             28             65
      Receivable for securities sold                         367         33,969          1,994        127,496
      Receivable for variation margin (Note A)                --             --             --          4,136
                                                    ----------------------------------------------------------
                                                          46,569      2,390,944      1,895,863      4,023,524
                                                    ----------------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                              --             --             --         15,102
      Payable for collateral on securities loaned
        (Note A)                                             402         10,008         36,226         89,019
      Payable for securities purchased                       447          9,666          7,124         77,540
      Payable to investment manager (Note B)                  20            869          1,088          1,432
      Accrued expenses and other payables                     30            143            297            552
                                                    ----------------------------------------------------------
                                                             899         20,686         44,735        183,645
                                                    ----------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $     45,670   $  2,370,258   $  1,851,128   $  3,839,879
                                                    ----------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $     35,967   $  1,179,587   $  1,536,941   $  3,037,228
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, and option contracts                    9,703      1,190,671        314,187        802,651
                                                    ----------------------------------------------------------
NET ASSETS                                          $     45,670   $  2,370,258   $  1,851,128   $  3,839,879
                                                    ----------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $     36,485   $  1,063,334   $  1,343,716   $  3,091,259
Non-controlled affiliated issuers                             --        102,017        234,328             --
                                                    ----------------------------------------------------------
      Total cost of investments                     $     36,485   $  1,165,351   $  1,578,044   $  3,091,259
                                                    ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 2000
----------------------------------------------------------------------

                                                       GLOBAL
                                                      MANAGERS
                                                        TRUST                 EQUITY MANAGERS TRUST
                                                    -------------  -------------------------------------------
                                                    INTERNATIONAL    MANHATTAN     MILLENNIUM      PARTNERS
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ----------------------------------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $    188,873   $  1,454,744   $    381,049   $  2,920,865
          Non-controlled affiliated issuers                   --             --             --             --
                                                    ----------------------------------------------------------
                                                         188,873      1,454,744        381,049      2,920,865
      Cash                                                     1              1             --              1
      Dividends and interest receivable                      226            703            265          3,880
      Prepaid expenses and other assets                        8             80             28             68
      Receivable for securities sold                       3,598          3,355         21,254         28,678
      Receivable for variation margin (Note A)                 7             --             --             --
                                                    ----------------------------------------------------------
                                                         192,713      1,458,883        402,596      2,953,492
                                                    ----------------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                              --             --             --             --
      Payable for collateral on securities loaned
        (Note A)                                           9,682        127,345         53,426         64,212
      Payable for securities purchased                       956          8,544         13,073         13,557
      Payable to investment manager (Note B)                 135            518            220          1,106
      Accrued expenses and other payables                    122            713            309            485
                                                    ----------------------------------------------------------
                                                          10,895        137,120         67,028         79,360
                                                    ----------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $    181,818   $  1,321,763   $    335,568   $  2,874,132
                                                    ----------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $    144,571   $    973,033   $    280,865   $  2,498,090
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, and option contracts                   37,247        348,730         54,703        376,042
                                                    ----------------------------------------------------------
NET ASSETS                                          $    181,818   $  1,321,763   $    335,568   $  2,874,132
                                                    ----------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $    151,343   $  1,106,014   $    326,346   $  2,544,823
Non-controlled affiliated issuers                             --             --             --             --
                                                    ----------------------------------------------------------
      Total cost of investments                     $    151,343   $  1,106,014   $    326,346   $  2,544,823
                                                    ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 2000
----------------------------------------------------------------------

                                                               EQUITY MANAGERS TRUST
                                                    -------------------------------------------
                                                                     SOCIALLY
                                                       REGENCY      RESPONSIVE     TECHNOLOGY
(000'S OMITTED)                                       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    -------------------------------------------

ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $     36,648   $    137,155   $     24,563
          Non-controlled affiliated issuers                   --             --             --
                                                    -------------------------------------------
                                                          36,648        137,155         24,563
      Cash                                                     1             --              1
      Dividends and interest receivable                       28            110              1
      Prepaid expenses and other assets                       --              3             --
      Receivable for securities sold                          --             --            174
      Receivable for variation margin (Note A)                --             --             --
                                                    -------------------------------------------
                                                          36,677        137,268         24,739
                                                    -------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                              --             --             --
      Payable for collateral on securities loaned
        (Note A)                                             375            245             --
      Payable for securities purchased                       159             --            364
      Payable to investment manager (Note B)                  16             61             15
      Accrued expenses and other payables                     33             61             27
                                                    -------------------------------------------
                                                             583            367            406
                                                    -------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $     36,094   $    136,901   $     24,333
                                                    -------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $     30,852   $     97,765   $     19,822
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, and option contracts                    5,242         39,136          4,511
                                                    -------------------------------------------
NET ASSETS                                          $     36,094   $    136,901   $     24,333
                                                    -------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $     31,406   $     98,019   $     20,052
Non-controlled affiliated issuers                             --             --             --
                                                    -------------------------------------------
      Total cost of investments                     $     31,406   $     98,019   $     20,052
                                                    -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------

                                                         EQUITY MANAGERS
                                                              TRUST
                                                CENTURY                    FOCUS
                                               PORTFOLIO                 PORTFOLIO
                                                For the
                                              Period from
                                           December 6, 1999               For the
                                             (Commencement                  Year
                                           of Operations) to               Ended
                                           -------------------------------------------
                                              August 31,                 August 31,
(000's omitted)                                  2000                       2000
                                           -------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated
        issuers                             $            56           $        12,183
      Dividend income -- non-controlled
        affiliated issuers                               --                     1,013
      Interest income                                   108                     1,702
      Foreign taxes withheld (Note A)                    (1)                       --
                                           -------------------------------------------
        Total income                                    163                    14,898
                                           -------------------------------------------
    Expenses:
      Investment management fee
        (Note B)                                        129                     8,689
      Accounting fees                                     8                        10
      Auditing fees                                      15                        45
      Custodian fees (Note B)                            33                       308
      Insurance expense                                  --                        21
      Legal fees                                         23                        23
      Trustees' fees and expenses                         5                        27
      Miscellaneous                                      --                        --
                                           -------------------------------------------
        Total expenses                                  213                     9,123
      Expenses reduced by custodian fee
        expense offset arrangement
        (Note B)                                         (1)                       (5)
                                           -------------------------------------------
        Total net expenses                              212                     9,118
                                           -------------------------------------------
        Net investment income (loss)                    (49)                    5,780
                                           -------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on
      investment securities sold in
      unaffiliated issuers                           (2,635)                  162,326
    Net realized gain (loss) on
      investment securities sold in
      non-controlled affiliated issuers                  --                    13,304
    Net realized gain (loss) on option
      contracts (Note A)                                 --                       263
    Net realized loss on financial
      futures contracts (Note A)                         --                        --
    Net realized loss on foreign
      currency transactions (Note A)                     --                        --
    Change in net unrealized
      appreciation (depreciation) of
      investment securities, financial
      futures contracts, option
      contracts, and translation of
      assets and liabilities in foreign
      currencies (Note A)                             9,703                   683,324
                                           -------------------------------------------
        Net gain on investments                       7,068                   859,217
                                           -------------------------------------------
        Net increase in net assets
          resulting from operations         $         7,019           $       864,997
                                           -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                                         GLOBAL
                                                                                        MANAGERS
                                                  EQUITY MANAGERS TRUST                  TRUST
                                          -------------------------------------     ----------------
                                              GENESIS              GUARDIAN          INTERNATIONAL
                                             PORTFOLIO            PORTFOLIO            PORTFOLIO
                                              For the              For the              For the
                                                Year                 Year                 Year
                                               Ended                Ended                Ended
                                             August 31,           August 31,           August 31,
                                                2000                 2000                 2000
                                          ----------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated
        issuers                           $        12,039      $        47,067      $         1,044
      Dividend income -- non-controlled
        affiliated issuers                          2,354                   --                   --
      Interest income                               5,017               13,511                1,181
      Foreign taxes withheld (Note A)                  --                 (347)                (180)
                                          ----------------------------------------------------------
        Total income                               19,410               60,231                2,045
                                          ----------------------------------------------------------
    Expenses:
      Investment management fee
        (Note B)                                   11,889               18,304                1,558
      Accounting fees                                  10                   10                   10
      Auditing fees                                    41                   51                   32
      Custodian fees (Note B)                         320                  616                  247
      Insurance expense                                21                   63                    1
      Legal fees                                       20                   22                   23
      Trustees' fees and expenses                      25                   51                    7
      Miscellaneous                                    33                   --                   --
                                          ----------------------------------------------------------
        Total expenses                             12,359               19,117                1,878
      Expenses reduced by custodian fee
        expense offset arrangement
        (Note B)                                       (3)                 (26)                  (4)
                                          ----------------------------------------------------------
        Total net expenses                         12,356               19,091                1,874
                                          ----------------------------------------------------------
        Net investment income (loss)                7,054               41,140                  171
                                          ----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on
      investment securities sold in
      unaffiliated issuers                        201,347              461,016               29,147
    Net realized gain (loss) on
      investment securities sold in
      non-controlled affiliated issuers            (3,841)                  --                   --
    Net realized gain (loss) on option
      contracts (Note A)                               --              (92,778)                  --
    Net realized loss on financial
      futures contracts (Note A)                       --               (5,940)                (324)
    Net realized loss on foreign
      currency transactions (Note A)                   --                   --                  (11)
    Change in net unrealized
      appreciation (depreciation) of
      investment securities, financial
      futures contracts, option
      contracts, and translation of
      assets and liabilities in foreign
      currencies (Note A)                         173,266              221,730                2,361
                                          ----------------------------------------------------------
        Net gain on investments                   370,772              584,028               31,173
                                          ----------------------------------------------------------
        Net increase in net assets
          resulting from operations       $       377,826      $       625,168      $        31,344
                                          ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                    EQUITY MANAGERS
                                                         TRUST
                                              MANHATTAN         MILLENNIUM
                                              PORTFOLIO         PORTFOLIO
                                               For the           For the
                                                 Year              Year
                                                Ended             Ended
                                           ----------------------------------
                                              August 31,        August 31,
(000's omitted)                                  2000              2000
                                           ----------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated
        issuers                            $           624   $            33
      Dividend income -- non-controlled
        affiliated issuers                              --                --
      Interest income                                3,307             1,012
      Foreign taxes withheld (Note A)                   --                --
                                           ----------------------------------
        Total income                                 3,931             1,045
                                           ----------------------------------
    Expenses:
      Investment management fee
        (Note B)                                     4,978             2,006
      Accounting fees                                   10                10
      Auditing fees                                     40                17
      Custodian fees (Note B)                          217               117
      Insurance expense                                  8                 1
      Legal fees                                        27                25
      Trustees' fees and expenses                       17                 9
      Miscellaneous                                     23                 6
                                           ----------------------------------
        Total expenses                               5,320             2,191
      Expenses reduced by custodian fee
        expense offset arrangement
        (Note B)                                        (2)               (9)
                                           ----------------------------------
        Total net expenses                           5,318             2,182
                                           ----------------------------------
        Net investment income (loss)                (1,387)           (1,137)
                                           ----------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on
      investment securities sold in
      unaffiliated issuers                         313,974            42,114
    Net realized gain (loss) on
      investment securities sold in
      non-controlled affiliated issuers                 --                --
    Net realized gain (loss) on option
      contracts (Note A)                                --                --
    Net realized loss on financial
      futures contracts (Note A)                        --                --
    Net realized loss on foreign
      currency transactions (Note A)                    --                --
    Change in net unrealized
      appreciation (depreciation) of
      investment securities, financial
      futures contracts, option
      contracts, and translation of
      assets and liabilities in foreign
      currencies (Note A)                          226,396            48,586
                                           ----------------------------------
        Net gain on investments                    540,370            90,700
                                           ----------------------------------
        Net increase in net assets
          resulting from operations        $       538,983   $        89,563
                                           ----------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------


                                                                             EQUITY MANAGERS TRUST
                                                    -----------------------------------------------------------------------
                                                                                            SOCIALLY
                                                        PARTNERS          REGENCY          RESPONSIVE        TECHNOLOGY
                                                       PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                                                                               For the
                                                                                                             Period from
                                                        For the           For the           For the          May 1, 2000
                                                          Year              Year              Year          (Commencement
                                                         Ended             Ended             Ended        of Operations) to
                                                       August 31,        August 31,        August 31,        August 31,
                                                          2000              2000              2000              2000
                                                    -----------------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $        41,798   $           337   $         1,630    $             1
      Dividend income -- non-controlled affiliated
        issuers                                                  --                --                --                 --
      Interest income                                         4,009               126               476                 94
      Foreign taxes withheld (Note A)                          (220)               --                (3)                --
                                                    -----------------------------------------------------------------------
        Total income                                         45,587               463             2,103                 95
                                                    -----------------------------------------------------------------------
    Expenses:
      Investment management fee (Note B)                     14,477               171             1,033                 48
      Accounting fees                                            10                10                10                 --
      Auditing fees                                              48                18                30                 15
      Custodian fees (Note B)                                   497                49                80                 16
      Insurance expense                                          48                --                 5                 --
      Legal fees                                                 22                22                38                 10
      Trustees' fees and expenses                                42                 7                 7                  3
      Miscellaneous                                              --                --                --                 --
                                                    -----------------------------------------------------------------------
        Total expenses                                       15,144               277             1,203                 92
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                             (31)               (3)               (1)                --
                                                    -----------------------------------------------------------------------
        Total net expenses                                   15,113               274             1,202                 92
                                                    -----------------------------------------------------------------------
        Net investment income (loss)                         30,474               189               901                  3
                                                    -----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers               198,792             4,398            61,526                (51)
    Net realized gain (loss) on investment
      securities sold in non-controlled affiliated
      issuers                                                    --                --                --                 --
    Net realized gain (loss) on option contracts
      (Note A)                                                   --                --                --                 --
    Net realized loss on financial futures
      contracts (Note A)                                         --                --                --                 --
    Net realized loss on foreign currency
      transactions (Note A)                                      --                --                --                 --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, and translation of assets and
      liabilities in foreign currencies (Note A)             16,151             5,760           (58,823)             4,511
                                                    -----------------------------------------------------------------------
        Net gain on investments                             214,943            10,158             2,703              4,460
                                                    -----------------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $       245,417   $        10,347   $         3,604    $         4,463
                                                    -----------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                         EQUITY MANAGERS
                                                              TRUST
                                          ---------------------------------------------
                                               CENTURY                 FOCUS
                                              PORTFOLIO              PORTFOLIO
                                             Period from
                                          December 6, 1999
                                            (Commencement               Year
                                          of Operations) to            Ended
                                             August 31,              August 31,
(000's omitted)                                 2000             2000          1999
                                          ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)              $       (49)   $     5,780   $     5,971
    Net realized gain (loss) on
      investments                                  (2,635)       175,893       203,107
    Change in net unrealized
      appreciation (depreciation) of
      investments                                   9,703        683,324       283,206
                                          ---------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations              7,019        864,997       492,284
                                          ---------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                      41,427        293,813        50,568
    Reductions                                     (2,776)      (334,950)     (313,932)
                                          ---------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests           38,651        (41,137)     (263,364)
                                          ---------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS              45,670        823,860       228,920
NET ASSETS:
    Beginning of year                                  --      1,546,398     1,317,478
                                          ---------------------------------------------
    End of year                               $    45,670    $ 2,370,258   $ 1,546,398
                                          ---------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                                                       GLOBAL MANAGERS
                                                          EQUITY MANAGERS TRUST                             TRUST
                                          ----------------------------------------------------------------------------------
                                                   GENESIS                     GUARDIAN                 INTERNATIONAL
                                                  PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                                     Year                        Year                        Year
                                                    Ended                       Ended                       Ended
                                                  August 31,                  August 31,                  August 31,
                                              2000          1999          2000          1999          2000          1999
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     7,054   $    18,739   $    41,140   $    60,087   $       171   $        96
    Net realized gain (loss) on
      investments                             197,506      (110,390)      362,298       991,845        28,812        11,780
    Change in net unrealized
      appreciation (depreciation) of
      investments                             173,266       413,682       221,730       406,548         2,361        12,624
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        377,826       322,031       625,168     1,458,480        31,344        24,500
                                          ----------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 242,189       528,302        61,327       164,857       423,142        91,521
    Reductions                               (519,991)     (911,584)   (1,570,336)   (2,687,422)     (387,184)     (129,327)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests     (277,802)     (383,282)   (1,509,009)   (2,522,565)       35,958       (37,806)
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         100,024       (61,251)     (883,841)   (1,064,085)       67,302       (13,306)
NET ASSETS:
    Beginning of year                       1,751,104     1,812,355     4,723,720     5,787,805       114,516       127,822
                                          ----------------------------------------------------------------------------------
    End of year                           $ 1,851,128   $ 1,751,104   $ 3,839,879   $ 4,723,720   $   181,818   $   114,516
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                EQUITY MANAGERS
                                                                     TRUST
                                          -----------------------------------------------------------
                                                  MANHATTAN                     MILLENNIUM
                                                  PORTFOLIO                      PORTFOLIO
                                                                                       Period from
                                                                                    October 20, 1998
                                                     Year                 Year        (Commencement
                                                    Ended                Ended      of Operations) to
                                                  August 31,           August 31,      August 31,
(000's omitted)                               2000          1999          2000            1999
                                          -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    (1,387)  $      (502)  $    (1,137)      $      (186)
    Net realized gain (loss) on
      investments                             313,974        57,698        42,114             8,249
    Change in net unrealized
      appreciation (depreciation) of
      investments                             226,396       135,208        48,586             6,117
                                          -----------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        538,983       192,404        89,563            14,180
                                          -----------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 350,012        47,432       256,345            57,892
    Reductions                               (180,091)     (150,336)      (78,577)           (3,835)
                                          -----------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      169,921      (102,904)      177,768            54,057
                                          -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         708,904        89,500       267,331            68,237
NET ASSETS:
    Beginning of year                         612,859       523,359        68,237                --
                                          -----------------------------------------------------------
    End of year                           $ 1,321,763   $   612,859   $   335,568       $    68,237
                                          -----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                    EQUITY MANAGERS TRUST
                                          -------------------------------------------------------------------------
                                                                                                         SOCIALLY
                                                   PARTNERS                       REGENCY               RESPONSIVE
                                                  PORTFOLIO                      PORTFOLIO              PORTFOLIO
                                                                                       Period from
                                                                                      June 1, 1999
                                                     Year                 Year        (Commencement        Year
                                                    Ended                Ended      of Operations) to     Ended
                                                  August 31,           August 31,      August 31,       August 31,
                                              2000          1999          2000            1999             2000
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    30,474   $    51,968   $       189      $        (7)    $       901
    Net realized gain (loss) on
      investments                             198,792       353,820         4,398               75          61,526
    Change in net unrealized
      appreciation (depreciation) of
      investments                              16,151       531,136         5,760             (518)        (58,823)
                                          -------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        245,417       936,924        10,347             (450)          3,604
                                          -------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 114,599       230,354        29,173            8,958          34,685
    Reductions                             (1,254,624)     (979,875)      (11,704)            (230)       (298,501)
                                          -------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests   (1,140,025)     (749,521)       17,469            8,728        (263,816)
                                          -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (894,608)      187,403        27,816            8,278        (260,212)
NET ASSETS:
    Beginning of year                       3,768,740     3,581,337         8,278               --         397,113
                                          -------------------------------------------------------------------------
    End of year                           $ 2,874,132   $ 3,768,740   $    36,094      $     8,278     $   136,901
                                          -------------------------------------------------------------------------

                                               EQUITY MANAGERS TRUST
                                          -------------------------------
                                            SOCIALLY
                                           RESPONSIVE      TECHNOLOGY
                                           PORTFOLIO        PORTFOLIO
                                                           Period from
                                                           May 1, 2000
                                              Year        (Commencement
                                             Ended      of Operations) to
                                           August 31,      August 31,
                                              1999            2000
                                          -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income (loss)          $     2,271      $         3
    Net realized gain (loss) on
      investments                              22,484              (51)
    Change in net unrealized
      appreciation (depreciation) of
      investments                              81,446            4,511
                                          -------------------------------
    Net increase (decrease) in net
      assets resulting from operations        106,201            4,463
                                          -------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  53,231           20,606
    Reductions                                (45,169)            (736)
                                          -------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests        8,062           19,870
                                          -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         114,263           24,333
NET ASSETS:
    Beginning of year                         282,850               --
                                          -------------------------------
    End of year                           $   397,113      $    24,333
                                          -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Century Portfolio ("Century"), Neuberger Berman Focus Portfolio ("Focus"), Neuberger Berman Genesis Portfolio ("Genesis"), Neuberger Berman Guardian Portfolio ("Guardian"), Neuberger Berman Manhattan Portfolio ("Manhattan"), Neuberger Berman Millennium Portfolio ("Millennium"), Neuberger Berman Partners Portfolio ("Partners"), Neuberger Berman Regency Portfolio ("Regency"), Neuberger Berman Socially Responsive Portfolio ("Socially Responsive"), and Neuberger Berman Technology Portfolio ("Technology") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Neuberger Berman International Portfolio ("International") is a separate operating series of Global Managers Trust ("Global"), a New York common law trust organized as of March 18, 1994, with its principal office in the Cayman Islands. These eleven aforementioned series are collectively referred to as the "Portfolios." Managers Trust and Global (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Century, Millennium, Regency, and Technology had no operations until December 6, 1999, October 20, 1998, June 1, 1999, and May 1, 2000,
   respectively, other than matters relating to their organization and registration as series' of Managers Trust. Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in the Trusts. Global currently has only one Portfolio.
      The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of the Trusts also intends to conduct its operations so that each of its investors (in the case of Global, its U.S. investors) will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax. There is, at present, no direct taxation in the Cayman Islands, and therefore interest, dividends, and capital gains derived by Global are not subject to taxes in that jurisdiction.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by each of the Trusts with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
8) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the year ended August 31, 2000:

                                                    VALUE
                                                     WHEN
FOCUS                                 NUMBER       WRITTEN
-------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/99          3,000     $    441,000
CONTRACTS WRITTEN                      2,000        1,078,000
CONTRACTS EXPIRED                     (1,600)        (533,000)
CONTRACTS EXERCISED                        0                0
CONTRACTS CLOSED                      (3,400)        (986,000)
                                     ------------------------
CONTRACTS OUTSTANDING 8/31/00              0     $          0
                                     ------------------------

                                                        VALUE
                                                         WHEN
GUARDIAN                               NUMBER          WRITTEN
-----------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/99            23,750      $ 15,446,000
CONTRACTS WRITTEN                        86,796        79,702,000
CONTRACTS EXPIRED                        (5,000)       (2,985,000)
CONTRACTS EXERCISED                      (4,769)       (2,647,000)
CONTRACTS CLOSED                        (86,157)      (76,167,000)
                                     ----------------------------
CONTRACTS OUTSTANDING 8/31/00            14,620      $ 13,349,000
                                     ----------------------------

9) FINANCIAL FUTURES CONTRACTS: Each Portfolio may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, Millennium, Socially Responsive, and Technology may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.
      Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
      For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolios. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income. During the year ended August 31, 2000, Century, Focus, Genesis, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology did not enter into any financial futures contracts.

      At August 31, 2000, open positions in financial futures contracts for Guardian were as follows:

                                                            UNREALIZED
EXPIRATION                OPEN CONTRACTS        POSITION   APPRECIATION
-----------------------------------------------------------------------
September 2000            940 S&P 500 Futures     Long      $8,422,000

      At August 31, 2000, open positions in financial futures contracts for International were as follows:

                                                                UNREALIZED
EXPIRATION                  OPEN CONTRACTS          POSITION   DEPRECIATION
---------------------------------------------------------------------------
September 2000       170 DJ Euro Stoxx 50 Futures     Long       $275,000

      At August 31, 2000, Guardian had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:

PRINCIPAL
AMOUNT                                                   SECURITY
--------------------------------------------------------------------------------------------
$8,000,000                    Federal Farm Credit Bank, Discount Notes, 6.36%, due 9/18/2000
 8,000,000                    Fannie Mae, Discount Notes, 6.38%, due 9/21/2000
 8,000,000                    Freddie Mac, Discount Notes, 6.41%, due 9/28/2000

      At August 31, 2000, International had the following security deposited in a segregated account to cover margin requirements on open financial futures contracts:

PRINCIPAL
AMOUNT                             SECURITY
--------------------------------------------------------------------
$475,000    Freddie Mac, Discount Notes, 6.43% & 6.45%, due 9/7/2000

10) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trusts' Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. The Portfolios entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolios receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolios invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trusts' investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolios receive a fee, payable monthly, negotiated by the

    Portfolios and Morgan, based on the number and duration of the lending transactions. At August 31, 2000, the value of the securities loaned and the value of the collateral were as follows:

                                        VALUE OF
                                       SECURITIES       VALUE OF
                                         LOANED        COLLATERAL
-------------------------------------------------------------------
CENTURY                              $      394,000  $      402,000
FOCUS                                     9,812,000      10,008,000
GENESIS                                  35,516,000      36,226,000
GUARDIAN                                 87,274,000      89,019,000
INTERNATIONAL                             9,492,000       9,682,000
MANHATTAN                               124,848,000     127,345,000
MILLENNIUM                               52,378,000      53,426,000
PARTNERS                                 62,953,000      64,212,000
REGENCY                                     368,000         375,000
SOCIALLY RESPONSIVE                         240,000         245,000

11) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that the Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis, International, Millennium, and Technology) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis and Millennium pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. International pays Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next
$500 million, and 0.725% of
average daily net assets in excess of $1.5 billion. Technology pays Management a fee for investment management services at the annual rate of 0.85% of the Portfolio's average daily net assets.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also employees of Neuberger and/or Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $729, $5,067, $2,694, $26,334, $4,213, $1,460, $9,400, $31,086, $2,723, $888, and $135, for
Century, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 2000, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and option contracts) as follows:

                                       PURCHASES         SALES
-------------------------------------------------------------------
CENTURY                              $   56,022,000  $   18,696,000
FOCUS                                   985,133,000   1,020,999,000
GENESIS                                 592,552,000     899,085,000
GUARDIAN                              3,199,167,000   4,688,263,000
INTERNATIONAL                           145,225,000     130,368,000
MANHATTAN                             1,124,602,000     967,149,000
MILLENNIUM                              563,624,000     392,803,000
PARTNERS                              2,963,180,000   3,916,490,000
REGENCY                                  76,219,000      58,644,000
SOCIALLY RESPONSIVE                     139,353,000     379,760,000
TECHNOLOGY                               26,430,000       7,617,000

   During the year ended August 31, 2000, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                         OTHER
                                       NEUBERGER        BROKERS          TOTAL
-----------------------------------------------------------------------------------
CENTURY                                $   21,000      $    8,000    $       29,000
FOCUS                                     895,000         775,000         1,670,000
GENESIS                                   681,000         965,000         1,646,000
GUARDIAN                                5,141,000       3,978,000         9,119,000
INTERNATIONAL                                  --         591,000           591,000
MANHATTAN                                 199,000         600,000           799,000
MILLENNIUM                                 58,000          80,000           138,000
PARTNERS                                3,901,000       3,199,000         7,100,000
REGENCY                                    88,000         104,000           192,000
SOCIALLY RESPONSIVE                       261,000         111,000           372,000
TECHNOLOGY                                  2,000           1,000             3,000

NOTE D -- LINE OF CREDIT:
   At August 31, 2000, Genesis, Manhattan, and Millennium were three of the holders of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which Genesis, Manhattan, and Millennium each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $100,000,000 at any particular time. Genesis, Manhattan, and Millennium had no loans outstanding pursuant to this line of credit at August 31, 2000. During the year ended
August 31, 2000, Genesis, Manhattan, and Millennium did not utilize this line of credit.
   At August 31, 2000, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Portfolio will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at August 31, 2000, nor had it utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                    FOCUS
                                                 BALANCE OF       GROSS         GROSS       BALANCE OF
                                                 SHARES HELD    PURCHASES       SALES       SHARES HELD       VALUE
                                                 AUGUST 31,        AND           AND        AUGUST 31,     AUGUST 31,
NAME OF ISSUER:                                     1999        ADDITIONS     REDUCTIONS       2000           2000
----------------------------------------------------------------------------------------------------------------------
Furniture Brands International                    1,800,000     1,700,000             0      3,500,000     $56,437,000

Nationwide Financial Services                       568,700     1,235,400        59,100      1,745,000      69,582,000

Photronics, Inc.**                                1,302,500             0     1,137,500        165,000       4,837,000

                   GENESIS
                                                 BALANCE OF       GROSS        GROSS       BALANCE OF
                                                 SHARES HELD    PURCHASES      SALES       SHARES HELD       VALUE
                                                 AUGUST 31,        AND          AND        AUGUST 31,     AUGUST 31,
NAME OF ISSUER:                                     1999        ADDITIONS    REDUCTIONS       2000           2000
---------------------------------------------------------------------------------------------------------------------
AAR Corp.                                         1,771,350       85,900       430,200      1,427,050     $16,054,000

Alliant Techsystems                                 663,200        6,000       136,400        532,800      41,059,000

Aviall Inc.**                                     1,219,500            0       465,400        754,100       4,525,000

Davox Corp.**                                     1,075,600      386,300       654,000        807,900      10,200,000
DONCASTERS PLC ADR**                                478,300            0       478,300              0               0

Fair, Isaac & Co.                                   343,500      500,200         4,200        839,500      38,565,000

Highland Bancorp                                    331,400            0             0        331,400       8,368,000

Mentor Corp.                                        885,300      310,800         5,000      1,191,100      25,236,000

META Group                                                0      632,000         7,000        625,000       9,062,000

Primex Technologies                                 800,400        7,000        78,100        729,300      17,685,000
SOS Staffing Services                               814,400            0        25,000        789,400       2,171,000
Scottish Annuity & Life Holdings                    857,900       33,600             0        891,500       8,135,000
Wallace Computer Services                         1,247,400      892,100         4,200      2,135,300      24,823,000

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT AUGUST 31, 2000, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED
  WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Century Portfolio

                                                 Period from
                                             December 6, 1999 (1)
                                                to August 31,
                                                     2000
                                             --------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)(3)                               .91%
                                             --------------------
    Net Expenses(3)                                    .91%
                                             --------------------
    Net Investment Loss(3)                            (.21%)
                                             --------------------
Portfolio Turnover Rate                                 65%
                                             --------------------
Net Assets, End of Period (in millions)              $45.7
                                             --------------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                               .50%        .51%        .51%        .53%        .54%
                                             --------------------------------------------------------
  Net Expenses                                    .50%        .51%        .51%        .53%        .54%
                                             --------------------------------------------------------
  Net Investment Income                           .32%        .37%        .59%        .54%       1.04%
                                             --------------------------------------------------------
Portfolio Turnover Rate                            55%         57%         64%         63%         39%
                                             --------------------------------------------------------
Net Assets, End of Year (in millions)        $2,370.3    $1,546.4    $1,317.5    $1,573.4    $1,122.4
                                             --------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                                                  Year Ended August 31,
                                               2000        1999         1998           1997          1996
                                             ---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                               .76%        .75%         .72%           .77%          .85%
                                             ---------------------------------------------------------------
  Net Expenses                                    .75%        .75%         .72%(2)        .77%(2)       .85%(2)
                                             ---------------------------------------------------------------
  Net Investment Income                           .43%       1.02%        1.13%           .32%          .27%
                                             ---------------------------------------------------------------
Portfolio Turnover Rate                            38%         33%          18%            18%           21%
                                             ---------------------------------------------------------------
Net Assets, End of Year (in millions)        $1,851.1    $1,751.1     $1,812.4       $1,083.7        $259.9
                                             ---------------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                          YEAR ENDED AUGUST 31,
                                       1998        1997        1996
---------------------------------------------------------------------
Net Expenses                           .74%        .87%        .95%

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .47%        .46%        .46%        .46%        .46%
                                             --------------------------------------------------------
    Net Expenses                                  .47%        .46%        .46%        .46%        .46%
                                             --------------------------------------------------------
    Net Investment Income                        1.01%       1.06%        .92%        .89%       1.72%
                                             --------------------------------------------------------
Portfolio Turnover Rate                            83%         73%         60%         50%         37%
                                             --------------------------------------------------------
Net Assets, End of Year (in millions)        $3,839.9    $4,723.7    $5,787.8    $8,758.2    $6,232.5
                                             --------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Portfolio

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                            1.02%       1.11%       1.18%       1.21%       1.37%
                                             --------------------------------------------------------
    Net Expenses                                 1.02%       1.10%       1.18%       1.21%       1.37%(2)
                                             --------------------------------------------------------
    Net Investment Income                         .09%        .08%        .29%        .47%        .58%
                                             --------------------------------------------------------
Portfolio Turnover Rate                            80%         94%         46%         37%         45%
                                             --------------------------------------------------------
Net Assets, End of Year (in millions)          $181.8      $114.5      $127.8      $115.3       $57.0
                                             --------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) After reimbursement of expenses by the investment adviser. Had the investment adviser not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                 YEAR ENDED
                                                 AUGUST 31,
                                                    1996
-----------------------------------------------------------
Net Expenses                                       1.49%

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                                          Year Ended August 31,
                                               2000       1999      1998      1997      1996
                                             ------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .55%      .58%      .57%      .59%      .58%
                                             ------------------------------------------------
    Net Expenses                                  .55%      .58%      .57%      .59%      .58%
                                             ------------------------------------------------
    Net Investment Income (Loss)                 (.14%)    (.08%)    (.05%)     .20%      .13%
                                             ------------------------------------------------
Portfolio Turnover Rate                           105%      115%       90%       89%       53%
                                             ------------------------------------------------
Net Assets, End of Year (in millions)        $1,321.8    $612.9    $523.4    $621.7    $567.4
                                             ------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Portfolio

                                                               Period from
                                             Year Ended    October 20, 1998 (1)
                                             August 31,       to August 31,
                                                2000               1999
                                             ----------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                             .93%             1.20%(3)
                                             ----------------------------------
    Net Expenses                                  .92%             1.19%(3)
                                             ----------------------------------
    Net Investment Loss                          (.48%)            (.67%)(3)
                                             ----------------------------------
Portfolio Turnover Rate                           176%              208%
                                             ----------------------------------
Net Assets, End of Year (in millions)          $335.6             $68.2
                                             ----------------------------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .48%        .47%        .47%        .48%        .51%
                                             --------------------------------------------------------
    Net Expenses                                  .48%        .47%        .47%        .48%        .51%
                                             --------------------------------------------------------
    Net Investment Income                         .96%       1.29%       1.11%       1.05%       1.26%
                                             --------------------------------------------------------
Portfolio Turnover Rate                            95%        132%        109%         77%         96%
                                             --------------------------------------------------------
Net Assets, End of Year (in millions)        $2,874.1    $3,768.7    $3,581.3    $3,575.6    $1,999.6
                                             --------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Regency Portfolio

                                                             Period from
                                             Year Ended    June 1, 1999(1)
                                             August 31,     to August 31,
                                                2000            1999
                                             -----------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                            .89%            2.65%(3)
                                             -----------------------------
    Net Expenses                                 .88%            2.64%(3)
                                             -----------------------------
    Net Investment Income (Loss)                 .61%            (.48%)(3)
                                             -----------------------------
Portfolio Turnover Rate                          200%              42%
                                             -----------------------------
Net Assets, End of Year (in millions)          $36.1             $8.3
                                             -----------------------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                         Year Ended August 31,
                                              2000      1999      1998      1997      1996
                                             ----------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                           .64%      .59%      .60%      .63%      .65%
                                             ----------------------------------------------
    Net Expenses                                .64%      .59%      .60%      .63%      .65%
                                             ----------------------------------------------
    Net Investment Income                       .48%      .63%      .92%     1.08%     1.02%
                                             ----------------------------------------------
Portfolio Turnover Rate                          76%       53%       47%       51%       53%
                                             ----------------------------------------------
Net Assets, End of Year (in millions)        $136.9    $397.1    $282.9    $256.3    $158.5
                                             ----------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Technology Portfolio

                                               Period from
                                             May 1, 2000 (1)
                                              to August 31,
                                                  2000
                                             ---------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)(3)                           1.62%
                                             ---------------
    Net Expenses(3)                                1.62%
                                             ---------------
    Net Investment Income(4)                        .02%
                                             ---------------
Portfolio Turnover Rate                              55%
                                             ---------------
Net Assets, End of Period (in millions)           $24.3
                                             ---------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

4) Not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Century Portfolio,
Neuberger Berman Manhattan Portfolio,
Neuberger Berman Millennium Portfolio,
Neuberger Berman Regency Portfolio,
Neuberger Berman Socially Responsive Portfolio, and
Neuberger Berman Technology Portfolio

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman Century Portfolio, Neuberger Berman Manhattan Portfolio, Neuberger Berman Millennium Portfolio, Neuberger Berman Regency Portfolio, Neuberger Berman Socially Responsive Portfolio, and Neuberger Berman Technology Portfolio (collectively the "Portfolios") at August 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 9, 2000

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and Global Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Focus Portfolio
Neuberger Berman Genesis Portfolio
Neuberger Berman Guardian Portfolio
Neuberger Berman Partners Portfolio and
Neuberger Berman International Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Focus Portfolio, Neuberger Berman Genesis Portfolio, Neuberger Berman Guardian Portfolio, and Neuberger Berman Partners Portfolio, four of the series constituting Equity Managers Trust, and the Neuberger Berman International Portfolio, the only series constituting Global Managers Trust, as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management of Equity Managers Trust and Global Managers Trust. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust and Global Managers Trust at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                      /s/ ERNST & YOUNG LLP
October 2, 2000

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS/AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

-C- 2000 Neuberger Berman Management Inc.

OFFICERS AND TRUSTEES

EQUITY MANAGERS TRUST/
NEUBERGER BERMAN EQUITY FUNDS
Peter E. Sundman
 CHAIRMAN OF THE BOARD AND TRUSTEE
Michael M. Kassen
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
GLOBAL MANAGERS TRUST
Peter E. Sundman
 CHAIRMAN OF THE BOARD AND TRUSTEE
Michael M. Kassen
 PRESIDENT
Howard A. Mileaf
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Jacqueline Henning
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
Lenore Joan McCabe
 ASSISTANT SECRETARY

Notice to Shareholders (Unaudited)

   For Neuberger Berman Guardian Fund 91% of the dividends distributed during the fiscal year ended August 31, 2000 qualifies for the dividend received deduction for corporate shareholders. The Fund will notify shareholders in January 2001 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 2000 income tax returns.

                                         Statistics and projections in this
                                         report are derived from sources
                                         deemed to be reliable but cannot be
                                         regarded as a representation of
                                         future results of the Funds. This
                                         report is prepared for the general
                                         information of shareholders and is
                                         not an offer of shares of the
                                         Funds. Shares are sold only through
                                         the currently effective prospectus,
                                         which must precede or accompany
                                         this report.


                                         [LOGO] NEUBERGER BERMAN

                                         NEUBERGER BERMAN MANAGEMENT INC.
                                         605 Third Avenue 2nd Floor
                                         New York, NY 10158-0180
                                         SHAREHOLDER SERVICES
                                         800.877.9700
                                         INSTITUTIONAL SERVICES
                                         800.366.6264
                                         www.nbfunds.com


                                         [GRAPHIC] A0085 10/00



                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036



                                October 27, 2000


VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      NEUBERGER BERMAN EQUITY FUNDS:
                  Neuberger Berman Century Fund
                  Neuberger Berman Focus Fund
                  Neuberger Berman Genesis Fund
                  Neuberger Berman Guardian Fund
                  Neuberger Berman International Fund
                  Neuberger Berman Manhattan Fund
                  Neuberger Berman Millennium Fund
                  Neuberger Berman Partners Fund
                  Neuberger Berman Regency Fund
                  Neuberger Berman Socially Responsive Fund
                  Neuberger Berman Technology Fund
                  1933 Act File No. 2-11357
                  1940 ACT FILE NO. 811-00582
                  ---------------------------


Dear Sir or Madam:

         Transmitted herewith for filing is the Annual Report to Shareholders of the above-referenced series of Neuberger Berman Equity Funds for the period ended August 31, 2000. This filing is being made pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, and Rule 30b2-1 thereunder.

         If you should have any questions regarding this filing, please contact the undersigned at (202) 778-9223.

                                                 Sincerely,


                                                 /s/ Fatima Sulaiman
                                                 -------------------
                                                 Fatima Sulaiman

Enclosures